As filed with the U.S. Securities and Exchange Commission on April 29, 2004

                                              1940 Act Registration No. 811-4062
                                                       1933 Act File No. 2-92136

                                    FORM N-1A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      |X|

                Pre-Effective Amendment No.                         |_|

                Post-Effective Amendment No. 41                     |X|

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

                                Amendment No. 44

                        (Check appropriate box or boxes)

                                 GAM FUNDS, INC.
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)

                    135 East 57th Street, New York, NY 10022
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 407-4600
                                 --------------
              (Registrant's Telephone Number, including Area Code)

            GAM FUNDS, INC., 135 EAST 57TH STREET, NEW YORK, NY 10022
            ---------------------------------------------------------
               (Name and Address of Agent for Service of Process)

 Approximate Date of Public Offering: As soon as practical after the effective date of this amendment to the registration statement.

It is proposed that this filing will become effective (check appropriate box):

      |X|   immediately upon filing pursuant to paragraph (b) of Rule 485

      |_|   on (date) pursuant to paragraph (b) of Rule 485

      |_|   60 days after filing pursuant to paragraph (a)(1) of Rule 485

      |_|   on April 30, 2003 pursuant to paragraph (a)(1) of Rule 485

      |_|   75 days after filing pursuant to paragraph (a)(2) of Rule 485

      |_|   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

      |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                          GAM(R)

GAM(R) Funds, Inc.


PROSPECTUS o APRIL 29, 2004

            GAM GLOBAL FUND     GAM   Funds,   Inc.   (the   "Company")   is   a
                                diversified,  open-end investment  company.  The
                                Company currently has eight different investment
     GAM INTERNATIONAL FUND     portfolios,  or series of  shares,  all of which
                                invest  primarily  in  equity   securities  (the
                                "Funds").
     GAM PACIFIC BASIN FUND
                                The  Company   currently  offers  investors  the
                                opportunity to invest in six of its  portfolios:
     GAM JAPAN CAPITAL FUND     GAM International  Fund, GAM Pacific Basin Fund,
                                GAM  Europe  Fund,   GAM  American  Focus  Fund,
                                GAMerica Capital Fund and GAM Gabelli Long/Short
            GAM EUROPE FUND     Fund.  Shares of one of these  portfolios may be
                                exchanged  for  shares  of  the  same  class  of
                                another of these portfolios.
    GAM AMERICAN FOCUS FUND
                                Effective  February  3, 2004,  the Company is no
                                longer accepting purchases of shares for the GAM
      GAMERICA CAPITAL FUND     Global   Fund  and  GAM  Japan   Capital   Fund.
                                Shareholders of the Funds as of February 3, 2004
                                may have dividends  from their  existing  shares
GAM GABELLI LONG/SHORT FUND     reinvested   into  these   Funds,   but  no  new
                                purchases or exchanges into these Funds will be accepted.


                                The Funds described in this Prospectus, other than GAM American Focus Fund and GAM Gabelli Long/Short Fund, are managed solely by GAM International Management Limited ("GIML"). GAM USA Inc. ("GAM USA") serves as the Investment Advisor to the GAM American Focus Fund. GIML and GAMCO Investors, Inc. ("GAMCO") serve as Co-Investment Advisors to the GAM Gabelli Long/Short Fund (each, a "Co-Investment Advisor," and together, the "Co-Investment Advisors"). GIML, GAM USA and GAMCO are
                                collectively referred to as the "Investment Advisors." GAM Services, Inc. ("GAM Services"), an affiliate of GAM USA and GIML, serves as the principal underwriter for the Funds' securities.

                                Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved the Funds' shares as an investment.
                                Neither the SEC nor any state security commission has determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                INVESTMENTS  IN THE  FUNDS ARE NOT  DEPOSITS  OR
                                OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
                                FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
Table of Contents                                                         GAM(R)

--------------------------------------------------------------------------------

I.   RISK AND RETURN SUMMARY

     GAM Global Fund ......................................................    3

     GAM International Fund ...............................................    9

     GAM Pacific Basin Fund ...............................................   15

     GAM Japan Capital Fund ...............................................   21

     GAM Europe Fund ......................................................   26

     GAM American Focus Fund ..............................................   32

     GAMerica Capital Fund ................................................   38

     GAM Gabelli Long/Short Fund ..........................................   43

II.  MANAGEMENT OF THE FUNDS ..............................................   49

III. SHAREHOLDER INFORMATION

     Choosing the appropriate share class .................................   52

     How to buy shares ....................................................   57

     How to sell shares ...................................................   59

     How to exchange shares ...............................................   60

     Account services .....................................................   61

     Dividends and tax matters ............................................   61

IV.  FINANCIAL HIGHLIGHTS .................................................   62

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

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I. Risk and Return Summary                                                GAM(R)

--------------------------------------------------------------------------------

GAM Global Fund

INVESTMENT OBJECTIVE

The  Fund  seeks  long-term  capital   appreciation.   Upon  written  notice  to
shareholders, the Fund's investment objective may be changed without a vote of shareholders.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in common stocks of companies in any country of the world, including the United States, Canada, Europe and the Pacific Basin. The Fund may also invest in the securities of issuers in emerging market countries. Under normal market conditions, the Fund will invest in stocks issued in at least three different countries.

If the investment advisor determines that the long-term capital appreciation of bonds may equal or exceed the return on stocks, then the Fund may invest substantially in bonds issued either by governments or government agencies or corporations without regard to the maturity of such bonds. To determine the relative attractiveness of stocks versus bonds, the investment advisor compares the stock's earnings yield to short- and long-term interest rates. Debt securities in which the Fund may invest are not required to have any rating. The Fund may not invest more than 5% of its assets in bonds rated lower than investment grade.

In selecting either a stock or bond, the investment advisor uses a "top down" three-step approach screening potential investments by country, sector and security. Countries and sectors are avoided when the investment advisor regards them as too risky based on an economic analysis that examines, among other factors, interest rates, growth rates, the inflation outlook and the strength of the currency. The investment advisor seeks growth stocks at reasonable prices. Generally, the investment advisor prefers companies with:

- Good industry fundamentals (sound balance sheet; solid earnings record; strong forecasted earnings growth)

- "Pricing power" (the ability to raise prices at or above the rate of inflation)

-     High market share

- Some degree of "organic" growth not tied to the overall state of the economy (strength of the ongoing business itself absent growth tied to mergers and acquisitions)

Sales are triggered by an assessment that the security is no longer a good value or that fundamental prospects have deteriorated. A deterioration of fundamentals occurs when news on the company indicates a change in the company's prospects. For example, a loss of market share or less-than-expected or negative earnings growth would indicate a deterioration of fundamentals. Sales are also triggered when a company reaches a high price per earnings ratio relative to earnings growth and interest rates.

The investment advisor does not screen potential companies based on size of the company. Rather, the investment advisor takes into account its ability to purchase or sell the company's stock with relative ease within a short time frame.

The Fund, for temporary defensive purposes, may invest in short-term bonds of foreign and United States companies, foreign governments, the U.S. government and its agencies and instrumentalities, as well as money market instruments denominated in U.S. dollars or a foreign currency. Should the Fund take a temporary defensive position, it may not achieve its investment objectives. At no point will more than 35% of the Fund's portfolio be held in cash or cash equivalents, except when the Fund is taking temporary defensive measures.

The Fund's investment in U.S. government securities may include certain U.S. government agency securities that are not supported by the full faith and credit of the United States government. For example, obligations issued by the Federal Home Loan Bank are supported only by the issuer's right to borrow from the U.S. Treasury, while those issued by the Federal National Mortgage Association (Fannie Mae) are supported only by the credit of the issuer.

PRINCIPAL RISKS


You could lose all or a portion of your investment in the Fund. Stock and bond prices fluctuate in response to many factors including interest rates, general economic conditions, investor perceptions and market liquidity.

- FOREIGN INVESTMENTS RISKS Investing in foreign securities generally involves greater risk than investing in U.S. securities. Foreign securities prices may vary more widely than those of U.S. securities because of economic, financial, political or social factors including:



                                       3
                  GAM FUNDS INC PROSPECTUS / GAM GLOBAL FUND

--------------------------------------------------------------------------------
GAM Global Fund

--------------------------------------------------------------------------------


- POLITICAL CONDITIONS Government regulation or action may adversely affect foreign markets through the imposition of capital controls, the nationalization of companies or industries, excessive taxes, or similar items.

- INFORMATION There is likely to be less available information about foreign securities than is available about U.S. companies. Foreign companies may not be subject to the same accounting standards as U.S. companies. Foreign issuers may be subject to less stringent government supervision or regulation of financial markets and business practices than U.S. issuers.

- LIQUIDITY Non-U.S. securities may trade on small exchanges less well regulated than U.S. exchanges, may be more difficult to buy or sell on a particular day and may be more volatile than U.S. securities.

- COMMISSIONS AND FEES Brokerage fees and commissions are generally higher abroad than in the U.S.

- EMERGING MARKETS Countries in emerging markets may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of issues.

- CURRENCY Fluctuations in currencies, local withholding and other taxes may adversely impact the price of the Fund's investment.


- CREDIT AND RATING RISK Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds. The lower the rating of a debt instrument the more speculative its characteristics and changes in economic or other circumstances are more likely to lead to an inability of the issuer to make principal and interest payments than issuers of higher grade securities.

- INTEREST RATE RISK Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

- COMPANY RISK Investing in the Fund involves the risk common to investing in any security, that is that the value of the securities held by the Fund will fluctuate in response to changes in economic conditions or public expectations about those securities. The net asset value of the Fund's shares will change accordingly.

- SMALL AND MID-CAP RISK Investing in companies with small and mid-cap market capitalizations involves greater risk than investing in larger companies. Their stock prices can rise very quickly and drop dramatically in a short period of time. This volatility results from a number of factors, including reliance by these companies on limited product lines, markets and financial and management resources. These and other factors may make small and mid-cap companies more susceptible to setbacks or downturns. These companies may experience higher rates of bankruptcy or other failures than larger companies. They may be more likely to be negatively affected by changes in management. In addition, the stock of a small or mid-cap company may be thinly traded.

- MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST?

The Fund may best suit those investors who want long-term capital appreciation, and who can tolerate the risks involved with stock and foreign investing.


                                       4
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
                                                                          GAM(R)

--------------------------------------------------------------------------------

PAST PERFORMANCE AND EXPENSES

A bar displays the annual return of the Fund for each of the last ten years. This illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A sales charges, but includes the reinvestment of dividends and capital gains. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

GAM GLOBAL FUND

CLASS A SHARE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31

                                  [BAR CHART]

   [The following table was depicted as a bar chart in the printed material.]

"94"     "95"     "96"     "97"     "98"    "99"     "00"     "01"     "02"     "03"
-16.15   36.25    12.74    34.95    2.57    14.23    -16.34   -13.35   -20.28   29.4


HIGHEST AND LOWEST RETURNS


Highest Performing Quarter: 27.26% in 4th quarter of 1993
Lowest Performing Quarter: -17.48% in 3rd quarter of 2002

The table shows the risks of investing in the Fund by illustrating how the average annual returns for 1, 5 and 10 years (or life of class) for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A after-tax returns shown. Past performance (before and after taxes) is not an indication of future results.

The MSCI World Index is a broad market index used for comparative purposes.

GAM GLOBAL FUND


1-, 5-, AND 10-YEAR (OR LIFE-OF-CLASS) AVERAGE ANNUAL TOTAL RETURN FOR ALL RELEVANT SHARE CLASSES PLUS A COMPARISON TO THE MSCI WORLD INDEX
AS OF DECEMBER 31, 2003

                                                                                10 YEAR
   CLASS                                                                   (OR LIFE-OF-CLASS
   (INCEPTION DATE)                        1 YEAR              5 YEAR   IF LESS THAN 10 YEARS)
A  SHARES (MAY 28, 1986)
   (AFTER MAXIMUM SALES CHARGE OF 5.50%)
   Return Before Taxes                      22.28%              -4.19%             3.71%
   Return After Taxes on Distributions      22.28%              -4.43%             1.81%
   Return After Taxes on Distributions and
   Sale of Fund Shares*                     13.57%              -3.38%             2.01%

B  SHARES (MAY 26, 1998)
   (WITH DEFERRED SALES CHARGE)
   Return Before Taxes                      23.26%              -4.26%            -5.25%+

C  SHARES (MAY 19, 1998)
   (WITH DEFERRED SALES CHARGE)**
   Return Before Taxes                      26.76%              -4.08%            -5.30%+

D  SHARES (OCTOBER 6, 1995)
   (AFTER MAXIMUM SALES CHARGE OF 3.50%)
   Return Before Taxes                      22.06%              -4.73%             3.13%+

MSCI WORLD INDEX***                         33.76%              -0.39%             7.58%+

* A negative "Return Before Taxes" translates into a higher "Return After Taxes on Distributions and Sale of Fund Shares" because this calculation assumes that a shareholder received a tax deduction for the loss incurred on the sale of the shares.

** The average annual total returns presented for the Class C shares shown above do not reflect any front-end sales charge. However, Class C shares purchased between January 30, 2002 and October 13, 2003 were subject to a maximum front-end sales charge of 1.00%.

*** The MSCI World Index is an unmanaged, broad-based, free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Index consists of 23 developed market country indices and includes reinvestment of dividends. Investors may not purchase indices directly.

+ Returns of MSCI World Index were for the Life-of-Class B: 1.03%, C: 1.10% and D: 6.73%. GAM Global Fund



                                       5
                  GAM FUNDS INC PROSPECTUS / GAM GLOBAL FUND

--------------------------------------------------------------------------------
GAM Global Fund

--------------------------------------------------------------------------------

Fund investors pay various expenses either directly or indirectly. This table shows the expenses for the past year, adjusted to reflect any charges that you may pay if you buy and hold shares of the Fund. Actual or future expenses may be different.

FEES AND EXPENSES OF THE FUND

GAM GLOBAL FUND INVESTOR EXPENSES
SHAREHOLDER TRANSACTION EXPENSES

                                                            CLASS A       CLASS B      CLASS C       CLASS D
SALES CHARGES (fees paid directly from your investment)
------------------------------------------------------------------------------------------------------------

MAXIMUM SALES CHARGE
(as a percentage of the offering price)                      5.50%         5.00%         1.00%        3.50%

MAXIMUM FRONT-END SALES CHARGE
(as a percentage of the offering price)                      5.50%         0.00%         0.00%        3.50%

MAXIMUM DEFERRED SALES CHARGE
(as a percentage of the original purchase price
or the amount redeemed, whichever is less)                   0.00%*        5.00%         1.00%        0.00%

REDEMPTION FEE
(paid directly from your investment upon redemption)**       1.00%         0.00%         0.00%        1.00%

ANNUAL FUND OPERATING EXPENSES (% OF NET ASSETS) (expenses that are deducted from Fund assets)
------------------------------------------------------------------------------------------------------------

MANAGEMENT FEES                                              1.00%         1.00%         1.00%        1.00%

DISTRIBUTION (12b-1) FEES                                    0.30%         1.00%         1.00%        0.50%


OTHER EXPENSES                                               2.42%         2.59%         3.04%        4.53%

TOTAL FUND OPERATING EXPENSES                                3.72%         4.59%         5.04%        6.03%


* Except for investments of $1 million or more. See "Information about contingent deferred sales charge."

**    For shares redeemed or exchanged within 90 days of the date of purchase.

These examples can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

Example #1 assumes you invest $10,000 in the Fund for the periods shown, then redeem all your shares at the end of those periods.

Example #2 assumes you invest $10,000 in the Fund for the periods shown, but you do not redeem your shares at the end of those periods.

EXAMPLES

EXPENSES OF HYPOTHETICAL $10,000 INVESTMENT
IN GAM GLOBAL FUND

                               CLASS A*      CLASS B**     CLASS C      CLASS D*
EXAMPLE #1
--------------------------------------------------------------------------------


For one year                     904           960           604          929

For three years                 1625          1685          1511         2069

For five years                  2365          2519          2517         3185

For ten years                   4299          4511          5030         5878


EXAMPLE #2
--------------------------------------------------------------------------------


For one year                     904           460           504          929

For three years                 1625          1385          1511         2069

For five years                  2365          2319          2517         3185

For ten years                   4299          4511          5030         5878


* Due to the redemption fee, the cost of investing for one year would be $100 higher for shares redeemed or exchanged within 90 days of the date of purchase.

** The Class B example reflects Class A expenses for years nine through ten because Class B shares convert to Class A shares after a maximum period of eight years. Class B shares may convert sooner depending on the amount of Class B shares purchased and when. See "Information about contingent deferred sales charge."


                                       6
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
                                                                          GAM(R)

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT NON-PRINCIPAL STRATEGIES AND RISKS

STRATEGIES

In addition to the principal strategies stated above, the following are non-principal strategies you should consider.

The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. No more than 25% of the Fund's total assets will be invested in any one industry.

The Fund may from time to time engage in short selling of securities. Short selling is an investment technique wherein the Fund sells a security it does not own anticipating a decline in the market value of the security. Losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

The frequency of short sales will vary substantially under different market conditions, and no specified portion of Fund assets as a matter of practice will be committed to short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 20% of the value of the Fund's net assets.

The Fund may from time to time utilize certain sophisticated investment techniques, including derivatives. Derivatives are financial instruments which derive their value from the performance of an underlying asset--another security, a commodity, or an index. Examples of these include:

- FORWARD FOREIGN EXCHANGE CONTRACTS When the Fund buys a foreign security, it generally does so in a foreign currency. That currency has a price, and that price fluctuates. In order to reduce the risk of currency price swings or for other purposes, the Fund may buy forward foreign exchange contracts on foreign currencies. These contracts "lock in" a price for the currency at a certain future date. The Fund may also use put and call options on foreign currencies.

- OPTIONS AND WARRANTS An option is a contract giving the owner the right to buy ("call option") or sell ("put option") a security at a designated price ("strike price") on a certain date. A warrant is the equivalent of a call option written by the issuer of the underlying security.

- FUTURES CONTRACTS Futures contracts obligate one party to deliver and the other party to purchase a specific quantity of a commodity or a financial instrument at a designated future date, time and place. Stock index futures contracts call for a cash payment based on the increase or decrease in the value of an index.

The Fund may enter into foreign currency forward contracts, repurchase agreements, and certain other types of futures, options and derivatives with banks, brokerage firms and other investors in over-the-counter markets, not through any exchange. The Fund may experience losses or delays if a counterparty to any such contract defaults or goes into bankruptcy.

RISKS

In addition to the principal risks stated above, the following are non-principal risks you should consider.

- DERIVATIVE INSTRUMENTS Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large loss. The Fund may lose more than its initial investment. If the Fund has a derivative investment which begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available. In addition, the securities underlying some derivatives may be illiquid. The Fund may be forced to hold a position until exercise or expiration, which could result in losses. Hedging, by its nature, involves predicting the probable direction of price movements; if the Fund predicts incorrectly, it could lose money--more than if it had not hedged at all. Hedging cannot eliminate fluctuations in the prices of foreign securities, and there is no assurance that such hedging attempts will be successful.

- MANAGEMENT RISK The Fund is subject to management risk because it is an actively managed investment portfolio. The investment advisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.


                                       7
                  GAM FUNDS INC PROSPECTUS / GAM GLOBAL FUND

--------------------------------------------------------------------------------
GAM Global Fund

--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund may have a portfolio turnover rate of more than 100% annually. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if the Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized to shareholders each year to avoid excise taxes under the Internal Revenue Code.


                                       8
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
GAM International Fund                                                   GAM (R)

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The  Fund  seeks  long-term  capital   appreciation.   Upon  written  notice  to
shareholders, the Fund's investment objective may be changed without a vote of shareholders.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in common stocks of companies in any country of the world, other than the United States--normally Canada, Europe and the Pacific Basin. The Fund may also invest in the securities of issuers in emerging market countries. Under normal market conditions, the Fund will invest in stocks issued in at least three different countries.

In addition, if the investment advisor determines that the long-term capital appreciation of bonds may equal or exceed the return on stocks, then the Fund may invest substantially in bonds issued either by governments or government agencies or corporations without regard to the maturity of such bonds. To determine the relative attractiveness of stocks versus bonds, the investment advisor compares the stock's earnings yield to short- and long-term interest rates. Debt securities in which the Fund may invest are not required to have any rating. The Fund may not invest more than 5% of its assets in bonds rated lower than investment grade.

In selecting either a stock or bond, the investment advisor uses a "top down" three-step approach screening potential investments by country, sector and security. Countries and sectors are avoided when the investment advisor regards them as too risky based on an economic analysis that examines, among other factors, interest rates, growth rates, the inflation outlook and the strength of the currency. The investment advisor seeks growth stocks at reasonable prices. Generally, the investment advisor prefers companies with:

- Good industry fundamentals (sound balance sheet; solid earnings record; strong forecasted earnings growth)

- "Pricing power" (the ability to raise prices at or above the rate of inflation)

-     High market share

- Some degree of "organic" growth not tied to the overall state of the economy (strength of the ongoing business itself absent growth tied to mergers and acquisitions)

Sales are triggered by an assessment that the security is no longer a good value or that fundamental prospects have deteriorated. A deterioration of fundamentals occurs when news on the company indicates a change in the company's prospects. For example, a loss of market share or less-than-expected or negative earnings growth would indicate a deterioration of fundamentals. Sales are also triggered when a company reaches a high price per earnings ratio relative to earnings growth and interest rates.

The investment advisor does not screen potential companies based on size of the company. Rather, the investment advisor takes into account its ability to purchase or sell the company's stock with relative ease within a short time frame.

The Fund, for temporary defensive purposes, may invest in short-term bonds of foreign and United States companies, foreign governments, the U.S. government and its agencies and instrumentalities, as well as money market instruments denominated in U.S. dollars or a foreign currency. Should the Fund take a temporary defensive position, it may not achieve its investment objectives. At no point will more than 35% of the Fund's portfolio be held in cash or cash equivalents, except when the Fund is taking temporary defensive measures.

The Fund's investment in U.S. government securities may include certain U.S. government agency securities that are not supported by the full faith and credit of the United States government. For example, obligations issued by the Federal Home Loan Bank are supported only by the issuer's right to borrow from the U.S. Treasury, while those issued by the Federal National Mortgage Association (Fannie Mae) are supported only by the credit of the issuer.

PRINCIPAL RISKS


You could lose all or a portion of your investment in the Fund. Stock and bond prices fluctuate in response to many factors including interest rates, general economic conditions, investor perceptions and market liquidity.

- FOREIGN INVESTMENTS RISKS Investing in foreign securities generally involves greater risk than investing in U.S. securities. Foreign securities prices may vary more widely than those of U.S. securities because of economic, financial, political or social factors including:



                                       9
                GAM FUNDS INC PROSPECTUS / GAM INTERNATIONAL FUND

--------------------------------------------------------------------------------
GAM International Fund

--------------------------------------------------------------------------------


- POLITICAL CONDITIONS Government regulation or action may adversely affect foreign markets through the imposition of capital controls, the nationalization of companies or industries, excessive taxes, or similar items.

- INFORMATION There is likely to be less available information about foreign securities than is available about U.S. companies. Foreign companies may not be subject to the same accounting standards as U.S. companies. Foreign issuers may be subject to less stringent government supervision or regulation of financial markets and business practices than U.S. issuers.

- LIQUIDITY Non-U.S. securities may trade on small exchanges less well regulated than U.S. exchanges, may be more difficult to buy or sell on a particular day and may be more volatile than U.S. securities.

- COMMISSIONS AND FEES Brokerage fees and commissions are generally higher abroad than in the U.S.

- EMERGING MARKETS Countries in emerging markets may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of issues.

- CURRENCY Fluctuations in currencies, local withholding and other taxes may adversely impact the price of the Fund's investment.


- CREDIT AND RATING RISK Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds. The lower the rating of a debt instrument the more speculative its characteristics and changes in economic or other circumstances are more likely to lead to an inability of the issuer to make principal and interest payments than issuers of higher grade securities.

- INTEREST RATE RISK Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

- COMPANY RISK Investing in the Fund involves the risk common to investing in any security, that is that the value of the securities held by the Fund will fluctuate in response to changes in economic conditions or public expectations about those securities. The net asset value of the Fund's shares will change accordingly.

- SMALL AND MID-CAP RISK Investing in companies with small and mid-cap market capitalizations involves greater risk than investing in larger companies. Their stock prices can rise very quickly and drop dramatically in a short period of time. This volatility results from a number of factors, including reliance by these companies on limited product lines, markets and financial and management resources. These and other factors may make small and mid-cap companies more susceptible to setbacks or downturns. These companies may experience higher rates of bankruptcy or other failures than larger companies. They may be more likely to be negatively affected by changes in management. In addition, the stock of a small or mid-cap company may be thinly traded.

- MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST?

The Fund may best suit those investors who want long-term capital appreciation, and who can tolerate the risks involved with stock and foreign investing.


                                       10
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
                                                                          GAM(R)

--------------------------------------------------------------------------------

PAST PERFORMANCE AND EXPENSES

A bar displays the annual return of the Fund for each of the last ten years. This illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A sales charges, but includes the reinvestment of dividends and capital gains. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

GAM INTERNATIONAL FUND

CLASS A SHARE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31

                                  [BAR CHART]

   [The following table was depicted as a bar chart in the printed material.]

"94"     "95"     "96"     "97"     "98"    "99"     "00"     "01"     "02"     "03"
-10.23   30.09    8.98     28.93    7.22    6.99     -22.74   -24.53   -15.35   31.44


HIGHEST AND LOWEST RETURNS


Highest Performing Quarter:          31.00% in 4th quarter of 1999
Lowest Performing Quarter:          -18.13% in 3rd quarter of 2002

The table shows the risks of investing in the Fund by illustrating how the average annual returns for 1, 5 and 10 years (or life of class) for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A after-tax returns shown. Past performance (before and after taxes) is not an indication of future results.

The MSCI EAFE Index is a broad market index used for comparative purposes.

GAM INTERNATIONAL FUND


1-, 5-, AND 10-YEAR (OR LIFE-OF-CLASS) AVERAGE ANNUAL TOTAL RETURN FOR ALL RELEVANT SHARE CLASSES PLUS A COMPARISON TO THE MSCI EAFE INDEX
AS OF DECEMBER 31, 2003

                                                                                              10 YEAR
    CLASS                                                                                (OR LIFE-OF-CLASS
    (INCEPTION DATE)                              1 YEAR                 5 YEAR       IF LESS THAN 10 YEARS)
A   SHARES (JANUARY 2, 1985)
    (AFTER MAXIMUM SALES CHARGE OF 5.50%)
    Return Before Taxes                             24.21%                 -8.09%                 1.44%
    Return After Taxes on Distributions             23.74%                 -9.67%                -0.65%
    Return After Taxes on Distributions and
    Sale of Fund Shares*                            14.73%                 -6.86%                 0.20%

B   SHARES (MAY 26, 1998)
    (WITH DEFERRED SALES CHARGE)
    Return Before Taxes                             25.51%                 -7.99%                -8.57%+

C   SHARES (MAY 19, 1998)
    (WITH DEFERRED SALES CHARGE)**
    Return Before Taxes                             29.34%                 -7.72%                -8.07%+

D   SHARES (SEPTEMBER 18, 1995)
    (AFTER MAXIMUM SALES CHARGE OF 3.50%)
    Return Before Taxes                             26.52%                 -7.92%                 0.95%+

MSCI EAFE INDEX***                                  39.17%                  0.26%                 4.78%+

* A negative "Return Before Taxes" translates into a higher "Return After Taxes on Distributions and Sale of Fund Shares" because this calculation assumes that a shareholder received a tax deduction for the loss incurred on the sale of the shares.

** The average annual total returns presented for the Class C shares shown above do not reflect any front-end sales charge. However, Class C shares purchased between January 30, 2002 and October 13, 2003 were subject to a maximum front-end sales charge of 1.00%.

*** The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of 21 developed market country indices and includes reinvestment of dividends. Investors may not purchase indices directly.

+ Returns of MSCI EAFE Index were for the Life-of-Class B: 0.58%, C: 1.02% and D: 4.26%. GAM International Fund



                                       11
                GAM FUNDS INC PROSPECTUS / GAM INTERNATIONAL FUND

--------------------------------------------------------------------------------
GAM International Fund

--------------------------------------------------------------------------------

Fund investors pay various expenses either directly or indirectly. This table shows the expenses for the past year, adjusted to reflect any charges that you may pay if you buy and hold shares of the Fund. Actual or future expenses may be different.

FEES AND EXPENSES OF THE FUND

GAM INTERNATIONAL FUND INVESTOR EXPENSES
SHAREHOLDER TRANSACTION EXPENSES

                                                           CLASS A       CLASS B      CLASS C       CLASS D
SALES CHARGES (fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------

MAXIMUM SALES CHARGE
(as a percentage of the offering price)                      5.50%         5.00%         1.00%        3.50%

MAXIMUM FRONT-END SALES CHARGE
(as a percentage of the offering price)                      5.50%         0.00%         0.00%        3.50%

MAXIMUM DEFERRED SALES CHARGE
(as a percentage of the original purchase price
or the amount redeemed, whichever is less)                   0.00%*        5.00%         1.00%        0.00%

REDEMPTION FEE
(paid directly from your investment upon redemption)**       1.00%         0.00%         0.00%        1.00%

ANNUAL FUND OPERATING EXPENSES (% OF NET ASSETS) (expenses that are deducted from Fund assets)
-----------------------------------------------------------------------------------------------------------

MANAGEMENT FEES                                              1.00%         1.00%         1.00%        1.00%

DISTRIBUTION (12b-1) FEES                                    0.30%         1.00%         1.00%        0.50%


OTHER EXPENSES                                               1.08%         1.07%         1.18%        1.14%

 TOTAL FUND OPERATING EXPENSES                               2.38%         3.07%         3.18%        2.64%


* Except for investments of $1 million or more. See "Information about contingent deferred sales charge."

**    For shares redeemed or exchanged within 90 days of the date of purchase.

These examples can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

Example #1 assumes you invest $10,000 in the Fund for the periods shown, then redeem all your shares at the end of those periods.

Example #2 assumes you invest $10,000 in the Fund for the periods shown, but you do not redeem your shares at the end of those periods.

EXAMPLES

EXPENSES OF HYPOTHETICAL $10,000 INVESTMENT
IN GAM INTERNATIONAL FUND

                               CLASS A*      CLASS B**     CLASS C      CLASS D*
EXAMPLE #1
--------------------------------------------------------------------------------


For one year                     778           810           421          608

For three years                 1252          1248           980         1142

For five years                  1751          1811          1664         1701

For ten years                   3117          3223          3485         3219


EXAMPLE #2
--------------------------------------------------------------------------------


For one year                     778           310           321          608

For three years                 1252           948           980         1142

For five years                  1751          1611          1664         1701

For ten years                   3117          3223          3485         3219


* Due to the redemption fee, the cost of investing for one year would be $100 higher for shares redeemed or exchanged within 90 days of the date of purchase.

** The Class B example reflects Class A expenses for years nine through ten because Class B shares convert to Class A shares after a maximum period of eight years. Class B shares may convert sooner depending on the amount of Class B shares purchased and when. See "Information about contingent deferred sales charge."


                                       12
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
                                                                          GAM(R)

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT NON-PRINCIPAL
STRATEGIES AND RISKS

STRATEGIES

In addition to the principal strategies stated above, the following are non-principal strategies you should consider.

The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. No more than 25% of the Fund's total assets will be invested in any one industry.

The Fund may from time to time engage in short selling of securities. Short selling is an investment technique wherein the Fund sells a security it does not own anticipating a decline in the market value of the security. Losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

The frequency of short sales will vary substantially under different market conditions, and no specified portion of Fund assets as a matter of practice will be committed to short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 20% of the value of the Fund's net assets.

The Fund may from time to time utilize certain sophisticated investment techniques, including derivatives. Derivatives are financial instruments which derive their value from the performance of an underlying asset--another security, a commodity, or an index. Examples of these include:

- FORWARD FOREIGN EXCHANGE CONTRACTS When the Fund buys a foreign security, it generally does so in a foreign currency. That currency has a price, and that price fluctuates. In order to reduce the risk of currency price swings or for other purposes, the Fund may buy forward foreign exchange contracts on foreign currencies. These contracts "lock in" a price for the currency at a certain future date. The Fund may also use put and call options on foreign currencies.

- OPTIONS AND WARRANTS An option is a contract giving the owner the right to buy ("call option") or sell ("put option") a security at a designated price ("strike price") on a certain date. A warrant is the equivalent of a call option written by the issuer of the underlying security.

- FUTURES CONTRACTS Futures contracts obligate one party to deliver and the other party to purchase a specific quantity of a commodity or a financial instrument at a designated future date, time and place. Stock index futures contracts call for a cash payment based on the increase or decrease in the value of an index.

- CONTRACTS FOR DIFFERENCE A Contract for Difference is an agreement between two parties to settle at the close of the contract the difference between the opening price and closing price of a security identified in the contract, multiplied by the number of shares specified in the contract. When entering into a Contract for Difference, the Fund attempts to predict either that the price of the security will fall (taking a short position) or that the price of the security will rise (taking a long position).

The Fund may enter into foreign currency forward contracts, repurchase agreements, and certain other types of futures, options and derivatives with banks, brokerage firms and other investors in over-the-counter markets, not through any exchange. The Fund may experience losses or delays if a counterparty to any such contract defaults or goes into bankruptcy.

In addition, the Fund may invest in other financial instruments that provide exposure to an underlying position or other instrument. The gain or loss experienced by the Fund will depend on whether the price of the underlying instrument rises or falls.

RISKS

In addition to the principal risks stated above, the following are non-principal risks you should consider.

- DERIVATIVE INSTRUMENTS Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large loss. The Fund may lose more than its initial investment. If the Fund has a derivative investment which begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available. In addition, the securities underlying some derivatives may be illiquid. The Fund may be forced to hold a position until exercise or expiration, which could result in losses. Hedging, by its nature, involves predicting the probable direction of price movements; if


                                       13
                GAM FUNDS INC PROSPECTUS / GAM INTERNATIONAL FUND

--------------------------------------------------------------------------------
GAM International Fund

--------------------------------------------------------------------------------

      the Fund predicts incorrectly, it could lose money--more than if it had not hedged at all. Hedging cannot eliminate fluctuations in the prices of foreign securities, and there is no assurance that such hedging attempts will be successful.

- MANAGEMENT RISK The Fund is subject to management risk because it is an actively managed investment portfolio. The investment advisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund may have a portfolio turnover rate of more than 100% annually. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if the Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized to shareholders each year to avoid excise taxes under the Internal Revenue Code.


                                       14
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
GAM Pacific Basin Fund                                                    GAM(R)

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The  Fund  seeks  long-term  capital   appreciation.   Upon  written  notice  to
shareholders, the Fund's investment objective may be changed without a vote of shareholders.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its assets in investments that are economically tied to the Pacific Basin. A company will be considered economically tied to the Pacific Basin if a) at least 50% of the company's assets are located in the Pacific Basin or at least 50% of its total revenues are derived from goods or services produced in the Pacific Basin or sales made in the Pacific Basin; b) the principal trading market for the company's securities is in the Pacific Basin; or c) the company is incorporated under the laws of a country in the Pacific Basin. The Pacific Basin includes
Japan, Hong Kong, Singapore, Malaysia, Thailand, Vietnam, Indonesia, the Philippines, Korea, China, Taiwan, India, Australia and New Zealand.

The Fund invests primarily in common stock, and under normal market conditions, the Fund will invest in stocks issued in at least three different countries. The Fund has a fundamental policy of concentrating at least 25% of its assets in the financial services sector. Thus, more than 25% of the value of the total assets of the Fund will ordinarily be invested in the financial services sector, which sector includes banking, financial services, insurance and real estate. In addition, if the investment advisor determines that the long-term capital appreciation of bonds may equal or exceed the return on stocks, then the Fund may invest substantially in bonds issued either by governments or government agencies or corporations without regard to the maturity of such bonds. Debt securities in which the Fund may invest are not required to have any rating. The Fund may not invest more than 5% of its assets in bonds rated lower than investment grade.

In selecting investments for the Fund, the investment advisor looks first at the economic environment and attempts to exclude speculative and highly illiquid countries. Specific sectors and stocks are excluded when viewed as over-valued. Within those markets identified for investment, the investment advisor employs a fundamental investment process focusing on factors such as:

-     Experience and shareholder focus of company management

- Financial health including the strength of the balance sheet, cash flow, earnings quality and long-term growth

-     Competitive position within the industry

-     Price of the stock compared to forecasted growth rate

-     Liquidity as measured by market capitalization and daily trading volume

-     Capability of management

Stocks selected tend to have higher return on equity, higher growth in earnings per share and higher growth in cash flow per share than the benchmark index (MSCI Pacific Index). Companies selected tend to have large market capitalizations with high liquidity, although the Fund is not restricted in terms of the size of the companies in which it invests. Sales are triggered by an assessment that the stock is no longer a good value or that fundamental prospects have deteriorated. A deterioration of fundamentals occurs when, for example, management leaves, the industry goes into a decline, or the company becomes overvalued by the markets. Sales are also triggered when the investment advisor determines that there may be better opportunities elsewhere.

The Fund, for temporary defensive purposes, may invest in short-term bonds of foreign and United States companies, foreign governments, the U.S. government and its agencies and instrumentalities as well as money market instruments denominated in U.S. dollars or a foreign currency. Should the Fund take a temporary defensive position, it may not achieve its investment objectives. At no point will more than 35% of the Fund's portfolio be held in cash or cash equivalents, except when the Fund is taking temporary defensive measures.

The Fund's investment in U.S. government securities may include certain U.S. government agency securities that are not supported by the full faith and credit of the United States government. For example, obligations issued by the Federal Home Loan Bank are supported only by the issuer's right to borrow from the U.S. Treasury, while those issued by the Federal National Mortgage Association (Fannie Mae) are supported only by the credit of the issuer.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in investments in the Pacific Basin.


                                       15
                GAM FUNDS INC PROSPECTUS / GAM PACIFIC BASIN FUND

--------------------------------------------------------------------------------
GAM Pacific Basin Fund

--------------------------------------------------------------------------------

PRINCIPAL RISKS


You could lose all or a portion of your investment in the Fund. Stock and bond prices fluctuate in response to many factors including interest rates, general economic conditions, investor perceptions and market liquidity. Since the Fund invests principally in the Pacific Basin, it will be impacted by regional events there to a greater extent than a more broadly diversified fund.

- FOREIGN INVESTMENTS RISKS Investing in foreign securities generally involves greater risk than investing in U.S. securities. Foreign securities prices may vary more widely than those of U.S. securities because of economic, financial, political or social factors including:

- POLITICAL CONDITIONS Government regulation or action may adversely affect foreign markets through the imposition of capital controls, the nationalization of companies or industries, excessive taxes, or similar items.

- INFORMATION There is likely to be less available information about foreign securities than is available about U.S. companies. Foreign companies may not be subject to the same accounting standards as U.S. companies. Foreign issuers may be subject to less stringent government supervision or regulation of financial markets and business practices than U.S. issuers.

- LIQUIDITY Non-U.S. securities may trade on small exchanges less well regulated than U.S. exchanges, may be more difficult to buy or sell on a particular day and may be more volatile than U.S. securities.

- COMMISSIONS AND FEES Brokerage fees and commissions are generally higher abroad than in the U.S.

- EMERGING MARKETS Countries in emerging markets may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of issues.

- CURRENCY Fluctuations in currencies, local withholding and other taxes may adversely impact the price of the Fund's investment.


- CREDIT AND RATING RISK Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds. The lower the rating of a debt instrument the more speculative its characteristics and changes in economic or other circumstances are more likely to lead to an inability of the issuer to make principal and interest payments than issuers of higher grade securities.

- INTEREST RATE RISK Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

- COMPANY RISK Investing in the Fund involves the risk common to investing in any security, that is that the value of the securities held by the Fund will fluctuate in response to changes in economic conditions or public expectations about those securities. The net asset value of the Fund's shares will change accordingly.

- SMALL AND MID-CAP RISK Investing in companies with small and mid-cap market capitalizations involves greater risk than investing in larger companies. Their stock prices can rise very quickly and drop dramatically in a short period of time. This volatility results from a number of factors, including reliance by these companies on limited product lines, markets and financial and management resources. These and other factors may make small and mid-cap companies more susceptible to setbacks or downturns. These companies may experience higher rates of bankruptcy or other failures than larger companies. They may be more likely to be negatively affected by changes in management. In addition, the stock of a small or mid-cap company may be thinly traded.

- MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risks may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.


                                       16
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
                                                                          GAM(R)

--------------------------------------------------------------------------------

Since  the Fund will  concentrate  its  investments  in the  financial  services sector, it may be subject to greater share price fluctuations than a non-concentrated fund and there is the risk that the Fund will perform poorly during a downturn in that sector. Also, changes in government policies and regulation, interest rates, currency exchange rates, and other factors affecting the financial markets may affect businesses in the finance sector more significantly. In addition, as the Fund's investments are concentrated in investments in the financial services sector in the Pacific Basin, the Fund may be more volatile than a more diversified Pacific Basin sector fund.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST?

The Fund may best suit those investors who want long-term capital appreciation, and who can tolerate the risks involved with stock and foreign investing. Also, the Fund may only be appropriate if you can tolerate concentrated investments in a single market sector within the Pacific Basin region. The Fund should be considered a vehicle for diversification and should not be considered a balanced investment program by itself.


                                       17
                GAM FUNDS INC PROSPECTUS / GAM PACIFIC BASIN FUND

--------------------------------------------------------------------------------
GAM Pacific Basin Fund

--------------------------------------------------------------------------------

PAST PERFORMANCE AND EXPENSES

A bar displays the annual return of the Fund for each of the last ten years. This illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A sales charges, but includes the reinvestment of dividends and capital gains. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

GAM PACIFIC BASIN FUND
CLASS A SHARE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31


                                  [BAR CHART]

   [The following table was depicted as a bar chart in the printed material.]

"94"     "95"     "96"     "97"     "98"    "99"     "00"     "01"     "02"     "03"
7.41     4.56     -0.39    -30      -3.99   74.91    -23.21   -17.45   -12.41   33.83


HIGHEST AND LOWEST RETURNS


Highest Performing Quarter:          36.64% in 4th quarter of 1999
Lowest Performing Quarter:          -26.11% in 4th quarter of 1997

The table shows the risks of investing in the Fund by illustrating how the average annual returns for 1, 5 and 10 years (or life of class) for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A after-tax returns shown. Past performance (before and after taxes) is not an indication of future results.

The MSCI Pacific Index is a broad market index used for comparative purposes.

GAM PACIFIC BASIN FUND


1-, 5-, AND 10-YEAR (OR LIFE-OF-CLASS) AVERAGE ANNUAL TOTAL RETURN FOR ALL RELEVANT SHARE CLASSES PLUS A COMPARISON TO THE MSCI PACIFIC INDEX
AS OF DECEMBER 31, 2003

                                                                                              10 YEAR
    CLASS                                                                                (OR LIFE-OF-CLASS
    (INCEPTION DATE)                              1 YEAR                 5 YEAR       IF LESS THAN 10 YEARS)
A   SHARES (MAY 6, 1987)
    (AFTER MAXIMUM SALES CHARGE OF 5.50%)
    Return Before Taxes                             26.47%                  4.20%                -0.80%
    Return After Taxes on Distributions             25.29%                  2.86%                -3.37%
    Return After Taxes on Distributions and
    Sale of Fund Shares                             16.11%                  2.77%                -1.71%

B   SHARES (MAY 26, 1998)
    (WITH DEFERRED SALES CHARGE)
    Return Before Taxes                             27.02%                  3.18%                 2.93%+

C   SHARES (JUNE 1, 1998)
    (WITH DEFERRED SALES CHARGE)**
    Return Before Taxes                             28.23%                  1.50%                 0.63%+

D   SHARES (OCTOBER 18, 1995)
    (AFTER MAXIMUM SALES CHARGE OF 3.50%)
    Return Before Taxes                             26.64%                  3.17%                -2.89%+

MSCI EAFE INDEX***                                  38.98%                  2.12%                -0.96%+

** The average annual total returns presented for the Class C shares shown above do not reflect any front-end sales charge. However, Class C shares purchased between January 30, 2002 and October 13, 2003 were subject to a maximum front-end sales charge of 1.00%.

*** The MSCI Pacific Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure equity market performance in the Pacific region. The MSCI Pacific Index consists of five developed market country indices and includes reinvestment of dividends. Investors may not purchase indices directly.

+     Returns of MSCI  Pacific  Index were for the  Life-of-Class  B: 3.06%,  C:
      4.05% and D: -2.06%.



                                       18
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
                                                                          GAM(R)

--------------------------------------------------------------------------------

Fund investors pay various expenses either directly or indirectly. This table shows the expenses for the past year, adjusted to reflect any charges that you may pay if you buy and hold shares of the Fund. Actual or future expenses may be different.

FEES AND EXPENSES OF THE FUND

GAM PACIFIC BASIN FUND INVESTOR EXPENSES
SHAREHOLDER TRANSACTION EXPENSES

                                                           CLASS A       CLASS B      CLASS C       CLASS D
SALES CHARGES (fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------

MAXIMUM SALES CHARGE
(as a percentage of the offering price)                      5.50%         5.00%         1.00%        3.50%

MAXIMUM FRONT-END SALES CHARGE
(as a percentage of the offering price)                      5.50%         0.00%         0.00%        3.50%

MAXIMUM DEFERRED SALES CHARGE
(as a percentage of the original purchase price
or the amount redeemed, whichever is less)                   0.00%*        5.00%         1.00%        0.00%

REDEMPTION FEE
(paid directly from your investment upon redemption)**       1.00%         0.00%         0.00%        1.00%

ANNUAL FUND OPERATING EXPENSES (% OF NET ASSETS) (expenses that are deducted from Fund assets)
-----------------------------------------------------------------------------------------------------------

MANAGEMENT FEES                                              1.00%         1.00%         1.00%        1.00%

DISTRIBUTION (12b-1) FEES                                    0.30%         1.00%         1.00%        0.50%


OTHER EXPENSES                                               2.18%         2.87%         4.66%        4.22%

TOTAL FUND OPERATING EXPENSES**                              3.48%         4.87%         6.66%        5.72%

EXPENSE REIMBURSEMENT                                        0.98%         1.67%         3.46%        3.02%

NET EXPENSES***                                              2.50%         3.20%         3.20%        2.70%


* Except for investments of $1 million or more. See "Information about contingent deferred sales charge."

**    For shares redeemed or exchanged within 90 days of the date of purchase.


*** Effective November 20, 2003, the Advisor, GIML, contractually agreed to reimburse expenses of each class of GAM Pacific Basin Fund for the remainder of fiscal year 2003. For the 2004 fiscal year, the Advisor will reimburse the GAM Pacific Basin Fund when necessary so that total fund expenses, including management fee, custody and administrative fees, as well as other expenses (excluding 12b-1 fees), will not exceed 2.20% of average net assets on an annualized basis through December 31, 2004. The Advisor, however, may recapture such reimbursements through December 31, 2005 if the actual expense ratio falls below 2.20% exclusive of the 12b-1 fee. Therefore, if the assets increase to a certain level, the Advisor will recapture such reimbursements through December 31, 2005. At no time will the Advisor recapture reimbursements if immediately after such recapture the annualized expense ratio of the Fund was greater than 2.20% annualized exclusive of the 12b-1 fee. The Net Expenses listed above reflect the contractual expense cap for the 2004 fiscal year. The actual expenses paid by the Fund for fiscal year 2003 were 3.07% for Class A, 4.39% for Class B, 5.76% for Class C and 5.12% for Class D.


These examples can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

Example #1 assumes you invest $10,000 in the Fund for the periods shown, then redeem all your shares at the end of those periods.

Example #2 assumes you invest $10,000 in the Fund for the periods shown, but you do not redeem your shares at the end of those periods.

EXAMPLES

EXPENSES OF HYPOTHETICAL $10,000 INVESTMENT
IN GAM PACIFIC BASIN FUND

                               CLASS A*      CLASS B**     CLASS C      CLASS D*
EXAMPLE #1
--------------------------------------------------------------------------------


For one year                     789           823           423          614
For three years                 1286          1286           986         1159
For five years                  1807          1874          1674         1730
For ten years                   3230          3343          3503         3276


EXAMPLE #2
--------------------------------------------------------------------------------


For one year                     789           323           323          614
For three years                 1286           986           986         1159
For five years                  1807          1674          1674         1730
For ten years                   3230          3343          3503         3276


* Due to the redemption fee, the cost of investing for one year would be $100 higher for shares redeemed or exchanged within 90 days of the date of purchase.

** The Class B example reflects Class A expenses for years nine through ten because Class B shares convert to Class A shares after a maximum period of eight years. Class B shares may convert sooner depending on the amount of Class B shares purchased and when. See "Information about contingent deferred sales charge." GAM Pacific Basin Fund


                                       19
                GAM FUNDS INC PROSPECTUS / GAM PACIFIC BASIN FUND

--------------------------------------------------------------------------------
GAM Pacific Basin Fund

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT NON-PRINCIPAL STRATEGIES AND RISKS

STRATEGIES

In addition to the principal strategies stated above, the following are non-principal strategies you should consider.

The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

The Fund may from time to time utilize certain sophisticated investment techniques, including derivatives. Derivatives are financial instruments which derive their value from the performance of an underlying asset--another security, a commodity, or an index. Examples of these include:

- FORWARD FOREIGN EXCHANGE CONTRACTS When the Fund buys a foreign security, it generally does so in a foreign currency. That currency has a price, and that price fluctuates. In order to reduce the risk of currency price swings or for other purposes, the Fund may buy forward foreign exchange contracts on foreign currencies. These contracts "lock in" a price for the currency at a certain future date. The Fund may also use put and call options on foreign currencies.

- OPTIONS AND WARRANTS An option is a contract giving the owner the right to buy ("call option") or sell ("put option") a security at a designated price ("strike price") on a certain date. A warrant is the equivalent of a call option written by the issuer of the underlying security.

- FUTURES CONTRACTS Futures contracts obligate one party to deliver and the other party to purchase a specific quantity of a commodity or a financial instrument at a designated future date, time and place. Stock index futures contracts call for a cash payment based on the increase or decrease in the value of an index.

The Fund may enter into foreign currency forward contracts, repurchase agreements, and certain other types of futures, options and derivatives with banks, brokerage firms and other investors in over-the-counter markets, not through any exchange. The Fund may experience losses or delays if a counterparty to any such contract defaults or goes into bankruptcy.

RISKS

In addition to the principal risks stated above, the following are non-principal risks you should consider.

- DERIVATIVE INSTRUMENTS Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large profit or loss. The Fund may lose more than its initial investment. If the Fund has a derivative investment which begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available. In addition, the securities underlying some derivatives may be illiquid. The Fund may be forced to hold a position until exercise or expiration, which could result in losses. Hedging, by its nature, involves predicting the probable direction of price movements; if the Fund predicts incorrectly, it could lose money--more than if it had not hedged at all. Hedging cannot eliminate fluctuations in the prices of foreign securities, and there is no assurance that such hedging attempts will be successful.

- MANAGEMENT RISK The Fund is subject to management risk because it is an actively managed investment portfolio. The investment advisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund may have a portfolio turnover rate of more than 100% annually. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if the Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized to shareholders each year to avoid excise taxes under the Internal Revenue Code.


                                       20
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
GAM Japan Capital Fund                                                    GAM(R)

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The  Fund  seeks  long-term  capital   appreciation.   Upon  written  notice  to
shareholders, the Fund's investment objective may be changed without a vote of shareholders.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its assets in investments that are economically tied to Japan. A company will be considered economically tied to Japan if a) at least 50% of the company's assets are located in Japan or at least 50% of its total revenues are derived from goods or services produced in Japan or sales made in Japan; b) the principal trading market for the company's securities is in Japan; or c) the company is incorporated under the laws of Japan.

The Fund invests primarily in common stock of Japanese companies. In addition, if the investment advisor determines that the long-term capital appreciation of bonds may equal or exceed the return on stocks, then the Fund may invest substantially in bonds issued either by governments or government agencies or corporations without regard to the maturity of such bonds. Debt securities in which the Fund may invest are not required to have any rating. The Fund may not invest more than 5% of its assets in bonds rated lower than investment grade.

In selecting investments for the Fund, the investment advisor looks first at the economic environment and attempts to exclude sectors and stocks viewed as over-valued. Within those areas identified for investment, the investment advisor employs a fundamental investment process focusing on factors such as:

-     Experience and shareholder focus of company management

- Financial health including the strength of the balance sheet, cash flow, earnings quality and long-term growth

-     Competitive position within the industry

-     Price of the stock compared to forecasted growth rate

-     Liquidity as measured by market capitalization and daily trading volume

Stocks selected tend to have higher return on equity, higher growth in earnings per share and higher growth in book value per share than the benchmark index (Tokyo Stock Exchange Index). Companies selected tend to have a market capitalization of over $1 billion, although the Fund is not restricted in terms of the size of the companies in which it invests. Sales are triggered by an assessment that the stock is no longer a good value or that fundamental prospects have deteriorated. For example, fundamental prospects are considered to have deteriorated when the company has been discounted in value in terms of its price per earnings ratio.

The Fund, for temporary defensive purposes, may invest in short-term bonds of foreign and United States companies, foreign governments, the U.S. government and its agencies and instrumentalities as well as money market instruments denominated in U.S. dollars or a foreign currency. Should the Fund take a temporary defensive position, it may not achieve its investment objectives. At no point will more than 35% of the Fund's portfolio be held in cash or cash equivalents, except when the Fund is taking temporary defensive measures.

The Fund's investment in U.S. government securities may include certain U.S. government agency securities that are not supported by the full faith and credit of the United States government. For example, obligations issued by the Federal Home Loan Bank are supported only by the issuer's right to borrow from the U.S. Treasury, while those issued by the Federal National Mortgage Association (Fannie Mae) are supported only by the credit of the issuer.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in investments in Japan.

PRINCIPAL RISKS


You could lose all or a portion of your investment in the Fund. Stock and bond prices fluctuate in response to many factors including interest rates, general economic conditions, investor perceptions and market liquidity.

- FOREIGN INVESTMENTS RISKS Investing in foreign securities generally involves greater risk than investing in U.S. securities. Since the Fund invests principally in Japan, it will be impacted by national events there to a greater extent than a more broadly diversified fund. Foreign securities prices may vary more widely than those of U.S.



                                       21
                  GAM FUNDS INC PROSPECTUS / GAM JAPAN CAPITAL FUND

--------------------------------------------------------------------------------
GAM Japan Capital Fund

--------------------------------------------------------------------------------

      securities because of economic, financial, political or social factors including:


- POLITICAL CONDITIONS Government regulation or action may adversely affect foreign markets through the imposition of capital controls, the nationalization of companies or industries, excessive taxes or similar items.

- INFORMATION There is likely to be less available information about foreign securities than is available about U.S. companies. Foreign companies may not be subject to the same accounting standards as U.S. companies. Foreign issuers may be subject to less stringent government supervision or regulation of financial markets and business practices than U.S. issuers.

- LIQUIDITY Non-U.S. securities may trade on small exchanges less well regulated than U.S. exchanges, may be more difficult to buy or sell on a particular day and may be more volatile than U.S. securities.

- COMMISSIONS AND FEES Brokerage fees and commissions are generally higher abroad than in the U.S.


- EMERGING MARKETS Countries in emerging markets may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of issues.


- CURRENCY Fluctuations in currencies, local withholding and other taxes may adversely impact the price of the Fund's investment.


- CREDIT AND RATING RISK Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, high-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds. The lower the rating of a debt instrument the more speculative its characteristics and changes in economic or other circumstances are more likely to lead to an inability of the issuer to make principal and interest payments than issuers of higher grade securities.

- INTEREST RATE RISK Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

- COMPANY RISK Investing in the Fund involves the risk common to investing in any security, that is that the value of the securities held by the Fund will fluctuate in response to changes in economic conditions or public expectations about those securities. The net asset value of the Fund's shares will change accordingly.

- SMALL AND MID-CAP RISK Investing in companies with small and mid-cap market capitalizations involves greater risk than investing in larger companies. Their stock prices can rise very quickly and drop dramatically in a short period of time. This volatility results from a number of factors, including reliance by these companies on limited product lines, markets and financial and management resources. These and other factors may make small and mid-cap companies more susceptible to setbacks or downturns. These companies may experience higher rates of bankruptcy or other failures than larger companies. They may be more likely to be negatively affected by changes in management. In addition, the stock of a small or mid-cap company may be thinly traded.

- MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST?

The Fund may best suit those investors who want long-term capital appreciation, and who can tolerate the risks involved with stock and foreign investing.


                                       22
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
                                                                          GAM(R)

--------------------------------------------------------------------------------

PAST PERFORMANCE AND EXPENSES

A bar displays the annual return of the Fund for each year since its inception. This illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A sales charges, but includes the reinvestment of dividends and capital gains. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

GAM JAPAN CAPITAL FUND
CLASS A SHARE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31

                                  [BAR CHART]

   [The following table was depicted as a bar chart in the printed material.]

"95"     "96"     "97"     "98"     "99"    "00"     "01"     "02"     "03"
6.45     0.15     -2.58    -2.75    87.05   -32.3    -23.25   -18.21   36.83


HIGHEST AND LOWEST RETURNS

Highest Performing Quarter:          22.34% in 3rd quarter of 2003
Lowest Performing Quarter:          -17.34% in 4th quarter of 2000

The table shows the risks of investing in the Fund by illustrating how the average annual returns for 1- and 5- years and life of class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A after-tax returns shown. Past performance (before and after taxes) is not an indication of future results.


The Tokyo Stock Exchange Index is a broad market index used for comparative purposes.

GAM JAPAN CAPITAL FUND


1- and 5-Year, and Life-of-Class Average Annual Total Return for all Relevant Share Classes Plus a Comparison to the Tokyo Stock Exchange Index As of December 31, 2003

    CLASS
    (INCEPTION DATE)                               1 YEAR                  5 YEAR            LIFE-OF-CLASS
A   SHARES (JULY 1, 1994)
    (AFTER MAXIMUM SALES CHARGE OF 5.50%)
    Return Before Taxes                             29.31%                  0.55%                -0.01%
    Return After Taxes on Distributions             29.31%                 -1.06%                -1.82%
    Return After Taxes on Distributions and
    Sale of Fund Shares                             17.85%                  0.08%                -0.67%

B   SHARES (MAY 26, 1998)
    (WITH DEFERRED SALES CHARGE)
    Return Before Taxes                             29.18%                 -0.29%                -0.93%+

C   SHARES (MAY 19, 1998)
    (WITH DEFERRED SALES CHARGE)**
    Return Before Taxes                             30.69%                 -0.86%                -1.69%+

TOKYO STOCK EXCHANGE INDEX***                       38.63%                  1.10%                -4.78%+

** The average annual total returns presented for the Class C shares shown above do not reflect any front-end sales charge. However, Class C shares purchased between January 30, 2002 and October 13, 2003 were subject to a maximum front-end sales charge of 1.00%.

*** The TOPIX is an unmanaged, weighted composite index of companies listed on the First Section of the Tokyo Stock Exchange and includes reinvestment of dividends. Investors may not purchase indices directly.

+     Returns of Tokyo Stock Exchange  Index (TOPIX) were for the  Life-of-Class
      B: 2.44% and C: 2.37%. GAM Japan Capital Fund



                                       23
                GAM FUNDS INC PROSPECTUS / GAM JAPAN CAPITAL FUND

--------------------------------------------------------------------------------
GAM Japan Capital Fund

--------------------------------------------------------------------------------

Fund investors pay various expenses either directly or indirectly. This table shows the expenses for the past year, adjusted to reflect any charges that you may pay if you buy and hold shares of the Fund. Actual or future expenses may be different.

FEES AND EXPENSES OF THE FUND

GAM JAPAN CAPITAL INVESTOR EXPENSES
SHAREHOLDER TRANSACTION EXPENSES

                                                                         CLASS A      CLASS B       CLASS C
SALES CHARGES (fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------

MAXIMUM SALES CHARGE
(as a percentage of the offering price)                                    5.50%         5.00%        1.00%

MAXIMUM FRONT-END SALES CHARGE
(as a percentage of the offering price)                                    5.50%         0.00%        0.00%

MAXIMUM DEFERRED SALES CHARGE
(as a percentage of the original purchase price
or the amount redeemed, whichever is less)                                 0.00%*        5.00%        1.00%

REDEMPTION FEE
(paid directly from your investment upon redemption)**                     1.00%         0.00%        0.00%

ANNUAL FUND OPERATING EXPENSES (% OF NET ASSETS) (expenses that are deducted from Fund assets)
-----------------------------------------------------------------------------------------------------------

MANAGEMENT FEES                                                            1.00%         1.00%        1.00%

DISTRIBUTION (12b-1) FEES                                                  0.30%         1.00%        1.00%


OTHER EXPENSES                                                             3.36%         4.13%        6.07%

TOTAL FUND OPERATING EXPENSES                                              4.66%         6.13%        8.07%


* Except for investments of $1 million or more. See "Information about contingent deferred sales charge."

**    For shares redeemed or exchanged within 90 days of the date of purchase.

These examples can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

Example #1 assumes you invest $10,000 in the Fund for the periods shown, then redeem all your shares at the end of those periods.

Example #2 assumes you invest $10,000 in the Fund for the periods shown, but you do not redeem your shares at the end of those periods.

EXAMPLES

EXPENSES OF HYPOTHETICAL $10,000 INVESTMENT
IN GAM JAPAN CAPITAL FUND

                                          CLASS A*     CLASS B**     CLASS C
EXAMPLE #1
-------------------------------------------------------------------------------


For one year                                991          1110          895

For three years                            1878          2108         2311

For five years                             2771          3180         3736

For ten years                              5029          5542         6934


EXAMPLE #2
-------------------------------------------------------------------------------


For one year                                991           610          795

For three years                            1878          1808         2311

For five years                             2771          2980         3736

For ten years                              5029          5542         6934

* Due to the redemption fee, the cost of investing for one year would be $100 higher for shares redeemed or exchanged within 90 days of the date of purchase.


** The Class B example reflects Class A expenses for years nine through ten because Class B shares convert to Class A shares after a maximum period of eight years. Class B shares may convert sooner depending on the amount of Class B shares purchased and when. See "Information about contingent deferred sales charge."


                                       24
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
                                                                          GAM(R)

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT NON-PRINCIPAL STRATEGIES AND RISKS

STRATEGIES

In addition to the principal strategies stated above, the following are non-principal strategies you should consider.

The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. No more than 25% of the Fund's total assets will be invested in any one industry.

The Fund may from time to time utilize certain sophisticated investment techniques, including derivatives. Derivatives are financial instruments which derive their value from the performance of an underlying asset--another security, a commodity, or an index. Examples of these include:

- FORWARD FOREIGN EXCHANGE CONTRACTS When the Fund buys a foreign security, it generally does so in a foreign currency. That currency has a price, and that price fluctuates. In order to reduce the risk of currency price swings or for other purposes, the Fund may buy forward foreign exchange contracts on foreign currencies. These contracts "lock in" a price for the currency at a certain future date. The Fund may also use put and call options on foreign currencies.

- OPTIONS AND WARRANTS An option is a contract giving the owner the right to buy ("call option") or sell ("put option") a security at a designated price ("strike price") on a certain date. A warrant is the equivalent of a call option written by the issuer of the underlying security.

- FUTURES CONTRACTS Futures contracts obligate one party to deliver and the other party to purchase a specific quantity of a commodity or a financial instrument at a designated future date, time and place. Stock index futures contracts call for a cash payment based on the increase or decrease in the value of an index.

The Fund may enter into foreign currency forward contracts, repurchase agreements, and certain other types of futures, options and derivatives with banks, brokerage firms and other investors in over-the-counter markets, not through any exchange. The Fund may experience losses or delays if a counterparty to any such contract defaults or goes into bankruptcy.

RISKS

In addition to the principal risks stated above, the following are non-principal risks you should consider.

- DERIVATIVE INSTRUMENTS Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large loss. The Fund may lose more than its initial investment. If the Fund has a derivative investment which begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available. In addition, the securities underlying some derivatives may be illiquid. The Fund may be forced to hold a position until exercise or expiration, which could result in losses. Hedging, by its nature, involves predicting the probable direction of price movements; if the Fund predicts incorrectly, it could lose money--more than if it had not hedged at all. Hedging cannot eliminate fluctuations in the prices of foreign securities, and there is no assurance that such hedging attempts will be successful.

- MANAGEMENT RISK The Fund is subject to management risk because it is an actively managed investment portfolio. The investment advisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decision will produce the intended result.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund may have a portfolio turnover rate of more than 100% annually. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if the Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gain realized to shareholders each year to avoid excise taxes under the Internal Revenue Code.


                                       25
                GAM FUNDS INC PROSPECTUS / GAM JAPAN CAPITAL FUND

--------------------------------------------------------------------------------
GAM Europe Fund

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The  Fund  seeks  long-term  capital   appreciation.   Upon  written  notice  to
shareholders, the Fund's investment objective may be changed without a vote of shareholders.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its assets in investments that are economically tied to the countries of Europe. A company will be considered economically tied to Europe if a) at least 50% of the company's assets are located in Europe or at least 50% of its total revenues are derived from goods or services produced in Europe or sales made in Europe; b) the principal trading market for the company's securities is in Europe; or c) the company is incorporated under the laws of a European country. The European countries in which the Fund may invest include the United Kingdom, Ireland, France, Germany, the Netherlands, Denmark, Norway, Sweden, Finland, Iceland, Switzerland, Austria, Belgium, Spain, Portugal, Italy, Greece, Hungary, Poland, the Czech Republic and Slovakia.

The Fund invests primarily in common stock, and under normal market conditions, the Fund will invest in stocks issued in at least three different countries. In addition, if the investment advisor determines that the long-term capital appreciation of bonds may equal or exceed the return on stocks, then the Fund may invest substantially in bonds issued either by governments or government agencies or corporations without regard to the maturity of such bonds. Debt securities in which the Fund may invest are not required to have any rating. The Fund may not invest more than 5% of its assets in bonds rated lower than investment grade.

The investment advisor combines top-down and bottom-up analysis. Country and sector allocation are integrated into the process, but stock selection is the primary factor influencing Fund composition. Country selection is a result of stock and industry selection. Each stock is evaluated relative to its peer group, its earnings history and its growth potential. Company visits are an important part of the selection process. Stocks selected tend to have the following characteristics:

-     Strong business with a leadership position in their field

-     Attractive valuations

-     Good quality management

-     Strong company franchise, strong operating environment and prospects

The investment advisor does not screen based on size of the company. Rather, the investment advisor takes into account its ability to purchase or sell the company's stock with relative ease within a short period of time. Sales are triggered by an assessment that the stock is no longer a good value or that fundamental prospects have deteriorated. For example, prospects are considered to have deteriorated when the company becomes overvalued. Sales are also triggered when the investment advisor determines that there may be better opportunities elsewhere.

The Fund, for temporary defensive purposes, may invest in short-term bonds of foreign and United States companies, foreign governments, the U.S. government and its agencies and instrumentalities as well as money market instruments denominated in U.S. dollars or a foreign currency. Should the Fund take a temporary defensive position, it may not achieve its investment objectives. At no point will more than 35% of the Fund's portfolio be held in cash or cash equivalents, except when the Fund is taking temporary defensive measures.

The Fund's investment in U.S. government securities may include certain U.S. government agency securities that are not supported by the full faith and credit of the United States government. For example, obligations issued by the Federal Home Loan Bank are supported only by the issuer's right to borrow from the U.S. Treasury, while those issued by the Federal National Mortgage Association (Fannie Mae) are supported only by the credit of the issuer.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in investments in European countries.

PRINCIPAL RISKS


You could lose all or a portion of your investment in the Fund. Stock and bond prices fluctuate in response to many factors including interest rates, general economic conditions, investor perceptions and market liquidity.

- FOREIGN INVESTMENTS RISKS Investing in foreign securities generally involves greater risk than investing in U.S. securities. Since the Fund invests principally in Europe,



                                       26
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
                                                                          GAM(R)

--------------------------------------------------------------------------------

      it will be impacted by regional events there to a greater extent than a more broadly diversified fund. Foreign securities prices may vary more widely than those of U.S. securities because of economic, financial, political or social factors including:


- POLITICAL CONDITIONS Government regulation or action may adversely affect foreign markets through the imposition of capital controls, the nationalization of companies or industries, excessive taxes or similar items.

- INFORMATION There is likely to be less available information about foreign securities than is available about U.S. companies. Foreign companies may not be subject to the same accounting standards as U.S. companies. Foreign issuers may be subject to less stringent government supervision or regulation of financial markets and business practices than U.S. issuers.

- LIQUIDITY Non-U.S. securities may trade on small exchanges less well regulated than U.S. exchanges, may be more difficult to buy or sell on a particular day and may be more volatile than U.S. securities.

- COMMISSIONS AND FEES Brokerage fees and commissions are generally higher abroad than in the U.S.

- EMERGING MARKETS Countries in emerging markets may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of issues.

- CURRENCY Fluctuations in currencies, local withholding and other taxes may adversely impact the price of the Fund's investment.


- CREDIT AND RATING RISK Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, high-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds. The lower the rating of a debt instrument the more speculative its characteristics and changes in economic or other circumstances are more likely to lead to an inability of the issuer to make principal and interest payments than issuers of higher grade securities.

- INTEREST RATE RISK Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

- COMPANY RISK Investing in the Fund involves the risk common to investing in any security, that is that the value of the securities held by the Fund will fluctuate in response to changes in economic conditions or public expectations about those securities. The net asset value of the Fund's shares will change accordingly.

- SMALL AND MID-CAP RISK Investing in companies with small and mid-cap market capitalizations involves greater risk than investing in larger companies. Their stock prices can rise very quickly and drop dramatically in a short period of time. This volatility results from a number of factors, including reliance by these companies on limited product lines, markets and financial and management resources. These and other factors may make small and mid-cap companies more susceptible to setbacks or downturns. These companies may experience higher rates of bankruptcy or other failures than larger companies. They may be more likely to be negatively affected by changes in management. In addition, the stock of a small or mid-cap company may be thinly traded.

- MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST?

The Fund may best suit those investors who want long-term capital appreciation, and who can tolerate the risks involved with stock and foreign investing.


                                       27
                   GAM FUNDS INC PROSPECTUS / GAM EUROPE FUND

--------------------------------------------------------------------------------
GAM Europe Fund

--------------------------------------------------------------------------------

PAST PERFORMANCE AND EXPENSES

A bar displays the annual return of the Fund for each of the last ten years. This illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A sales charges, but includes the reinvestment of dividends and capital gains. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

GAM EUROPE FUND
CLASS A SHARE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31

                                  [BAR CHART]

   [The following table was depicted as a bar chart in the printed material.]

"94"     "95"     "96"     "97"     "98"    "99"     "00"     "01"     "02"     "03"
-3.11    16.77    21.32    27.55    10.7    16.21    4.61     -21.29   -15.36   31.11


HIGHEST AND LOWEST RETURNS


Highest Performing Quarter:          27.94% in 4th quarter of 1999
Lowest Performing Quarter:          -20.52% in 3rd quarter of 2002

The table shows the risks of investing in the Fund by illustrating how the average annual returns for 1, 5 and 10 years (or life of class) for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A after-tax returns shown. Past performance (before and after taxes) is not an indication of future results.

The MSCI Europe Index is a broad market index used for comparative purposes.

GAM EUROPE FUND


1-, 5-, AND 10-YEAR (OR LIFE-OF-CLASS) AVERAGE ANNUAL TOTAL RETURN FOR ALL RELEVANT SHARE CLASSES PLUS A COMPARISON TO THE MSCI EUROPE INDEX
AS OF DECEMBER 31, 2003

                                                                                                10 YEAR
    CLASS                                                                                  (OR LIFE-OF-CLASS
    (INCEPTION DATE)                                1 YEAR                 5 YEAR       IF LESS THAN 10 YEARS)
A   SHARES (JANUARY 1, 1990)
    (AFTER MAXIMUM SALES CHARGE OF 5.50%)
    Return Before Taxes                             23.90%                  0.07%                 6.88%
    Return After Taxes on Distributions             23.90%                 -1.20%                 5.29%
    Return After Taxes on Distributions and
    Sale of Fund Shares                             14.56%                 -0.28%                 5.22%

B   SHARES (MAY 26, 1998)
    (WITH DEFERRED SALES CHARGE)
    Return Before Taxes                             24.77%                 -0.20%                -1.86%+

C   SHARES (MAY 20, 1998)
    (WITH DEFERRED SALES CHARGE)**
    Return Before Taxes                             25.29%                 -1.36%                -2.92%+

MSCI EAFE INDEX***                                  39.14%                 -0.45%                 9.09%+

** The average annual total returns presented for the Class C shares shown above do not reflect any front-end sales charge. However, Class C shares purchased between January 30, 2002 and October 13, 2003 were subject to a maximum front-end sales charge of 1.00%.

*** The MSCI Europe Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The MSCI Europe Index consists of 16 developed market indices and includes reinvestment of dividends. Investors may not purchase indices directly.

+     Returns of MSCI Europe Index were for the  Life-of-Class  B: -0.34% and C:
      0.00%



                                       28
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
                                                                          GAM(R)

--------------------------------------------------------------------------------

Fund investors pay various expenses either directly or indirectly. This table shows the expenses for the past year, adjusted to reflect any charges that you may pay if you buy and hold shares of the Fund. Actual or future expenses may be different.

FEES AND EXPENSES OF THE FUND

GAM EUROPE FUND INVESTOR EXPENSES
SHAREHOLDER TRANSACTION EXPENSES

                                                                         CLASS A      CLASS B       CLASS C
SALES CHARGES (fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(as a percentage of the offering price)                                    5.50%         5.00%        1.00%

MAXIMUM FRONT-END SALES CHARGE
(as a percentage of the offering price)                                    5.50%         0.00%        0.00%

MAXIMUM DEFERRED SALES CHARGE
(as a percentage of the original purchase price
or the amount redeemed, whichever is less)                                 0.00%*        5.00%        1.00%

REDEMPTION FEE
(paid directly from your investment upon redemption)**                     1.00%         0.00%        0.00%

ANNUAL FUND OPERATING EXPENSES (% OF NET ASSETS) (expenses that are deducted from Fund assets)
-----------------------------------------------------------------------------------------------------------

MANAGEMENT FEES                                                            1.00%         1.00%        1.00%

DISTRIBUTION (12b-1) FEES                                                  0.30%         1.00%        1.00%


OTHER EXPENSES                                                             1.54%         1.85%        4.61%

TOTAL FUND OPERATING EXPENSES                                              2.84%         3.85%        6.61%


* Except for investments of $1 million or more. See "Information about contingent deferred sales charge."

**    For shares redeemed or exchanged within 90 days of the date of purchase.

These examples can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

Example #1 assumes you invest $10,000 in the Fund for the periods shown, then redeem all your shares at the end of those periods.

Example #2 assumes you invest $10,000 in the Fund for the periods shown, but you do not redeem your shares at the end of those periods.

EXAMPLES

EXPENSES OF HYPOTHETICAL $10,000 INVESTMENT
IN GAM EUROPE FUND

                                             CLASS A*     CLASS B**      CLASS C
EXAMPLE #1
--------------------------------------------------------------------------------


For one year                                    821           887          756

For three years                                1382          1475         1936

For five years                                 1966          2181         3175

For ten years                                  3542          3861         6102


EXAMPLE #2
--------------------------------------------------------------------------------


For one year                                    821           387          656

For three years                                1382          1175         1936

For five years                                 1966          1981         3175

For ten years                                  3542          3861         6102


* Due to the redemption fee, the cost of investing for one year would be $100 higher for shares redeemed or exchanged within 90 days of the date of purchase.

** The Class B example reflects Class A expenses for years nine through ten because Class B shares convert to Class A shares after a maximum period of eight years. Class B shares may convert sooner depending on the amount of Class B shares purchased and when. See "Information about contingent deferred sales charge."


                                       29
                   GAM FUNDS INC PROSPECTUS / GAM EUROPE FUND

--------------------------------------------------------------------------------
GAM Europe Fund

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT NON-PRINCIPAL STRATEGIES AND RISKS

STRATEGIES

In addition to the principal strategies stated above, the following are non-principal strategies you should consider.

The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. No more than 25% of the Fund's total assets will be invested in any one industry.

The Fund may from time to time engage in short selling of securities. Short selling is an investment technique wherein the Fund sells a security it does not own anticipating a decline in the market value of the security. Losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The frequency of short sales will vary substantially under different market conditions, and no specified portion of Fund assets as a matter of practice will be committed to short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 20% of the value of the Fund's net assets.

The Fund may from time to time utilize certain sophisticated investment techniques, including derivatives. Derivatives are financial instruments which derive their value from the performance of an underlying asset--another security, a commodity, or an index. Examples of these include:

- FORWARD FOREIGN EXCHANGE CONTRACTS When the Fund buys a foreign security, it generally does so in a foreign currency. That currency has a price, and that price fluctuates. In order to reduce the risk of currency price swings or for other purposes, the Fund may buy forward foreign exchange contracts on foreign currencies. These contracts "lock in" a price for the currency at a certain future date. The Fund may also use put and call options on foreign currencies.

- OPTIONS AND WARRANTS An option is a contract giving the owner the right to buy ("call option") or sell ("put option") a security at a designated price ("strike price") on a certain date. A warrant is the equivalent of a call option written by the issuer of the underlying security.

- FUTURES CONTRACTS Futures contracts obligate one party to deliver and the other party to purchase a specific quantity of a commodity or a financial instrument at a designated future date, time and place. Stock index futures contracts call for a cash payment based on the increase or decrease in the value of an index.

- CONTRACTS FOR DIFFERENCE A Contract for Difference is an agreement between two parties to settle at the close of the contract the difference between the opening price and closing price of a security identified in the contract, multiplied by the number of shares specified in the contract. When entering into a Contract for Difference, the Fund attempts to predict either that the price of the security will fall (taking a short position) or that the price of the security will rise (taking a long position).

The Fund may enter into foreign currency forward contracts, repurchase agreements, and certain other types of futures, options and derivatives with banks, brokerage firms and other investors in over-the-counter markets, not through any exchange. The Fund may experience losses or delays if a counterparty to any such contract defaults or goes into bankruptcy.

In addition, the Fund may invest in other financial instruments that provide exposure to an underlying position or other instrument. The gain or loss experienced by the Fund will depend on whether the price of the underlying instrument rises or falls.

RISKS

In addition to the principal risks stated above, the following are non-principal risks you should consider.

- DERIVATIVE INSTRUMENTS Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large loss. The Fund may lose more than its initial investment. If the Fund has a derivative investment which begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available. In addition, the securities underlying some derivatives may be illiquid. The Fund may be forced to hold a position until exercise or expiration, which could result in losses. Hedging, by its nature, involves predicting the probable direction of price movements; if


                                       30
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
                                                                          GAM(R)

--------------------------------------------------------------------------------

      the Fund predicts incorrectly, it could lose money--more than if it had not hedged at all. Hedging cannot eliminate fluctuations in the prices of foreign securities, and there is no assurance that such hedging attempts will be successful.

- MANAGEMENT RISK The Fund is subject to management risk because it is an actively managed investment portfolio. The investment advisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decision will produce the intended result.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund may have a portfolio turnover rate of more than 100% annually. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if the Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gain realized to shareholders each year to avoid excise taxes under the Internal Revenue Code.


                                       31
                   GAM FUNDS INC PROSPECTUS / GAM EUROPE FUND

--------------------------------------------------------------------------------
GAM American Focus Fund

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The  Fund  seeks  long-term  capital   appreciation.   Upon  written  notice  to
shareholders, the Fund's investment objective may be changed without a vote of shareholders.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in investments that are economically tied to the United States. A company will be considered economically tied to a country if a) at least 50% of the company's assets are located in the country or at least 50% of its total revenues are derived from goods or services produced in the country or sales made in the country; b) the principal trading market for the company's securities is in the country; or c) the company is incorporated under the laws of the country.


The Fund invests primarily in the stocks of selected large and mid-capitalization North American companies. As of the date of this Prospectus, large capitalization companies are defined as those companies with a market capitalization greater than $7 billion, while mid-capitalization companies are defined as those companies with a market capitalization between $1.5 billion and $7 billion. The Fund may overweight or underweight certain economic sectors relative to the benchmark S&P 500 Composite Index. The Fund may purchase stocks of small-capitalization companies in the United States and Canada if consistent with the fundamentals stated above.


The Fund's investment advisor uses a four-step investment process in order to determine which stocks to buy for the Fund.

STEP 1: DETERMINING THE INVESTABLE UNIVERSE

Screening for acceptable trading liquidity and minimum market capitalization identifies the investable universe of stocks. The universe consists primarily of the S&P 500 Composite Index plus other stocks with similar characteristics and totals approximately 650 large- and mid-capitalization stocks. The Fund's investment advisor then applies its own proprietary screening and ranking process to this universe.

STEP 2: STOCK SELECTION

In identifying which stocks to buy, the Fund's investment advisor considers three elements of true value. These are: the return on capital (an assessment of each company's operating condition); the cost of capital (an assessment of a company's rate of return on its investments taking into consideration the risks of such investments); and market expectations of future performance (valuation measures to assess the degree of investment opportunity).

The process is based on "economic profit" measures in determining true value and uncovering investment opportunities, as opposed to traditional accounting-based measures, such as price/earnings, earnings growth and reported book value. The investment advisor believes that such traditional measures are only the starting point for analysis and fail to capture the vital linkage of the income statement, balance sheet, capital investment, risk and valuation.

The process also recognizes that superior investment performance can be achieved by identifying good companies (improving return on capital, steady or decreasing risk) that are also good stocks (low market expectations) and selling those that are neither good companies nor good stocks. In this regard, the investment advisor purchases stock of a company when it believes that the stock's fundamental value is greater than its current market price and sells stock of a company when it believes that the stock's fundamental value is less than its current market price.

STEP 3: PORTFOLIO CONSTRUCTION AND RISK CONTROL

To determine the optimal weighting of each of the stocks identified as purchases and sales, the Fund's investment advisor takes into account:

-     Expected appreciation potential

-     Possible valuation downside

-     Fundamental risk profile

-     Price volatility

-     Correlations

-     Impact on the overall portfolio


                                       32
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
                                                                          GAM(R)

--------------------------------------------------------------------------------

The Fund's investment advisor seeks to derive performance from the magnitude of the net exposure to the stock market. The advisor varies the net exposure to the market in order to maximize capital appreciation and to preserve capital, when deemed necessary.

STEP 4: PORTFOLIO MONITORING


The Fund's investment advisor regularly monitors the contribution to the overall performance of the portfolio from each position and net exposure. This is crucial to the control of risk and return. The advisor draws on past experience by assessing both risk and sources of return and performing real time detailed evaluations of how decisions have paid off. Results are illustrated transparently and provide insights for future decisions.


Typically, the Fund will invest 35 to 50 securities, and mainly equities. If the investment advisor determines that the long-term capital appreciation of bonds may equal or exceed the return on stocks, then the Fund may invest in bonds issued by governments, government agencies or corporations without regard to the maturity of such bonds. Debt securities in which the Fund may invest are not required to have any rating. The Fund may not invest more than 5% of its assets in bonds rated lower than investment grade.

The Fund, for temporary defensive purposes, may invest in short-term bonds of U.S. or foreign companies, governments or their agencies and instrumentalities as well as money market instruments denominated in U.S. dollars or a foreign currency. Should the Fund take a temporary defensive position, it may not achieve its investment objectives. At no point will more than 20% of the Fund's portfolio be held in cash or cash equivalents, except when the Fund is taking temporary defensive measures.

The Fund's investment in U.S. government securities may include certain U.S. government agency securities that are not supported by the full faith and credit of the United States government. For example, obligations issued by the Federal Home Loan Bank are supported only by the issuer's right to borrow from the U.S. Treasury, while those issued by the Federal National Mortgage Association (Fannie Mae) are supported only by the credit of the issuer.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in companies in the United States.

PRINCIPAL RISKS

You could lose all or a portion of your investment in the Fund. Stock prices fluctuate based on such things as the business performance of the company, investors' perception about the company or general economic conditions. Other factors influencing the price of securities include:

- ECONOMIC CONDITIONS The broad investment environment in the U.S. or international markets could impact stock prices based on interest rates, politics, fiscal policy and other current events.

- INFLATION Rising prices of goods and services could eliminate any gains realized from your investment in the Fund.

- "FOCUS" INVESTING Since the Fund will focus its investments on typically less than 50 securities, mainly equities, it may be subject to greater share price fluctuations than a more broadly diversified fund.

- CREDIT AND RATING RISK Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, high-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds. The lower the rating of a debt instrument the more speculative its characteristics and changes in economic or other circumstances are more likely to lead to an inability of the issuer to make principal and interest payments than issuers of higher grade securities.

- INTEREST RATE RISK Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.


                                       33
               GAM FUNDS INC PROSPECTUS / GAM AMERICAN FOCUS FUND

--------------------------------------------------------------------------------
GAM American Focus Fund

--------------------------------------------------------------------------------

- COMPANY RISK Investing in the Fund involves the risk common to investing in any security, that is that the value of the securities held by the Fund will fluctuate in response to changes in economic conditions or public expectations about those securities. The net asset value of the Fund's shares will change accordingly.

- MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

- SMALL AND MID-CAP RISK Investing in companies with small and mid-cap market capitalization involves greater risk than investing in larger companies. Their stock prices can rise very quickly and drop dramatically in a short period of time. This volatility results from a number of factors, including reliance by these companies on limited product lines, markets and financial and management resources. These and other factors may make small and mid-cap companies more susceptible to setbacks or downturns. These companies may experience higher rates of bankruptcy or other failures than larger companies. They may be more likely to be negatively affected by changes in management. In addition, the stock of a small or mid-cap company may be thinly traded.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST?

The Fund may best suit those investors who want long-term capital appreciation, and who can tolerate the risks involved with stock investing.


                                       34
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
                                                                          GAM(R)

--------------------------------------------------------------------------------

PAST PERFORMANCE AND EXPENSES

A bar displays the annual return of the Fund for each of the last ten years. This illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A sales charges, but includes the reinvestment of dividends and capital gains. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

The Fund changed its Co-Investment Advisors on March 26, 2001. As of June 20, 2001, the sole investment advisor to the Fund is GAM USA. Accordingly, the Fund's historic performance may not reflect its current investment policies or future performance. (See "Management of the Funds" for more information.)

GAM AMERICAN FOCUS FUND
CLASS A SHARE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31

                                  [BAR CHART]

   [The following table was depicted as a bar chart in the printed material.]

"94"     "95"     "96"     "97"     "98"    "99"     "00"     "01"     "02"     "03"
2.97     30.9     24.1     29.41    29.44   9.32     -1.46    -5.94    -22.1    24.19


HIGHEST AND LOWEST RETURNS


Highest Performing Quarter:          18.07% in 4th quarter of 1998
Lowest Performing Quarter:          -22.13% in 3rd quarter of 2002

The table shows the risks of investing in the Fund by illustrating how the average annual returns for 1, 5 and 10 years (or life of class) for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A after-tax returns shown. Past performance (before and after taxes) is not an indication of future results.

The S&P 500 Composite Index is a broad market index used for comparative purposes.

GAM AMERICAN FOCUS FUND


1-, 5-, AND 10-YEAR (OR LIFE-OF-CLASS) AVERAGE ANNUAL TOTAL RETURN FOR ALL RELEVANT SHARE CLASSES PLUS A COMPARISON TO THE S&P 500 Composite Index
As of December 31, 2003

                                                                                               10 YEAR
    CLASS                                                                                 (OR LIFE-OF-CLASS
    (INCEPTION DATE)                               1 YEAR                 5 YEAR       IF LESS THAN 10 YEARS)
A   SHARES (JANUARY 1, 1990)
    (AFTER MAXIMUM SALES CHARGE OF 5.50%)
    Return Before Taxes                             17.36%                 -1.52%                10.01%
    Return After Taxes on Distributions             17.15%                 -2.03%                 7.80%
    Return After Taxes on Distributions and
    Sale of Fund Shares*                            10.57%                 -1.19%                 7.68%

B   SHARES (MAY 26, 1998)
    (WITH DEFERRED SALES CHARGE)
    Return Before Taxes                             18.12%                 -1.73%                 0.29%+

C   SHARES (JULY 7, 1998)
    (WITH DEFERRED SALES CHARGE)**
    Return Before Taxes                             21.85%                 -1.50%                -1.24%+

S&P 500 COMPOSITE INDEX***
    Return Before Taxes                             28.64%                 -0.58%                11.05%+

* A negative "Return Before Taxes" translates into a higher "Return After Taxes on Distributions and Sale of Fund Shares" because this calculation assumes that a shareholder received a tax deduction for the loss incurred on the sale of the shares.

** The average annual total returns presented for the Class C shares shown above do not reflect any front-end sales charge. However, Class C shares purchased between January 30, 2002 and October 13, 2003 were subject to a maximum front-end sales charge of 1.00%.

*** The S&P 500 Composite Index is an unmanaged index of the stock performance of 500 industrial, transportation, utility and financial companies and includes reinvestment of dividends. Investors may not purchase indices directly.

+ Returns of S&P 500 Composite Index were for the Life-of-Class B: 1.73%, and C: 0.74%. GAM American Focus Fund



                                       35
               GAM FUNDS INC PROSPECTUS / GAM AMERICAN FOCUS FUND

--------------------------------------------------------------------------------
GAM American Focus Fund

--------------------------------------------------------------------------------

Fund investors pay various expenses either directly or indirectly. This table shows the expenses for the past year, adjusted to reflect any charges that you may pay if you buy and hold shares of the Fund. Actual or future expenses may be different.

FEES AND EXPENSES OF THE FUND

GAM AMERICAN FOCUS FUND INVESTOR EXPENSES
SHAREHOLDER TRANSACTION EXPENSES

                                                                         CLASS A      CLASS B       CLASS C
SALES CHARGES (fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------

MAXIMUM SALES CHARGE
(as a percentage of the offering price)                                    5.50%         5.00%        1.00%

MAXIMUM FRONT-END SALES CHARGE
(as a percentage of the offering price)                                    5.50%         0.00%        0.00%

MAXIMUM DEFERRED SALES CHARGE
(as a percentage of the original purchase price or the
amount redeemed, whichever is less)                                        0.00%*        5.00%        1.00%

ANNUAL FUND OPERATING EXPENSES (% OF NET ASSETS) (expenses that are deducted from Fund assets)
-----------------------------------------------------------------------------------------------------------

MANAGEMENT FEES                                                            1.00%         1.00%        1.00%

DISTRIBUTION (12b-1) FEES                                                  0.30%         1.00%        1.00%


OTHER EXPENSES                                                             0.47%         0.65%        0.93%

TOTAL FUND OPERATING EXPENSES                                              1.77%         2.65%        2.93%


* Except for investments of $1 million or more. See "Information about contingent deferred sales charge."

These examples can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

Example #1 assumes you invest $10,000 in the Fund for the periods shown, then redeem all your shares at the end of those periods.

Example #2 assumes you invest $10,000 in the Fund for the periods shown, but you do not redeem your shares at the end of those periods.

EXAMPLES

EXPENSES OF HYPOTHETICAL $10,000 INVESTMENT
IN GAM AMERICAN FOCUS FUND

                                             CLASS A       CLASS B*      CLASS C
EXAMPLE #1
--------------------------------------------------------------------------------


For one year                                    720           768          396

For three years                                1077          1123          907

For five years                                 1457          1605         1543

For ten years                                  2519          2770         3252


EXAMPLE #2
--------------------------------------------------------------------------------


For one year                                    720           268          296

For three years                                1077           823          907

For five years                                 1457          1405         1543

For ten years                                  2519          2770         3252


* The Class B example reflects Class A expenses for years nine through ten because Class B shares convert to Class A shares after a maximum period of eight years. Class B shares may convert sooner depending on the amount of Class B shares purchased and when. See "Information about contingent deferred sales charge."


                                       36
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
                                                                          GAM(R)

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT NON-PRINCIPAL STRATEGIES AND RISKS

STRATEGIES

In addition to the principal strategies stated above, the following are non-principal strategies you should consider.

The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. No more than 25% of the Fund's total assets will be invested in any one industry.

The Fund may from time to time utilize certain sophisticated investment techniques, including derivatives. Derivatives are financial instruments which derive their value from the performance of an underlying asset--another security, a commodity, or an index. Examples of these include:

- FORWARD FOREIGN EXCHANGE CONTRACTS When the Fund buys a foreign security, it generally does so in a foreign currency. That currency has a price, and that price fluctuates. In order to reduce the risk of currency price swings or for other purposes, the Fund may buy forward foreign exchange contracts on foreign currencies. These contracts "lock in" a price for the currency at a certain future date. The Fund may also use put and call options on foreign currencies.

- OPTIONS AND WARRANTS An option is a contract giving the owner the right to buy ("call option") or sell ("put option") a security at a designated price ("strike price") on a certain date. A warrant is the equivalent of a call option written by the issuer of the underlying security.

- FUTURES CONTRACTS Futures contracts obligate one party to deliver and the other party to purchase a specific quantity of a commodity or a financial instrument at a designated future date, time and place. Stock index futures contracts call for a cash payment based on the increase or decrease in the value of an index.

The Fund may enter into foreign currency forward contracts, repurchase agreements, and certain other types of futures, options and derivatives with banks, brokerage firms and other investors in over-the-counter markets, not through any exchange. The Fund may experience losses or delays if a counterparty to any such contract defaults or goes into bankruptcy.

RISKS

In addition to the principal risks stated above, the following are non-principal risks you should consider.

- DERIVATIVE INSTRUMENTS Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large loss. The Fund may lose more than its initial investment. If the Fund has a derivative investment which begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available. In addition, the securities underlying some derivatives may be illiquid. The Fund may be forced to hold a position until exercise or expiration, which could result in losses. Hedging, by its nature, involves predicting the probable direction of price movements; if the Fund predicts incorrectly, it could lose money--more than if it had not hedged at all. Hedging cannot eliminate fluctuations in the prices of securities, and there is no assurance that such hedging attempts will be successful.

- MANAGEMENT RISK The Fund is subject to management risk because it is an actively managed investment portfolio. The investment advisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decision will produce the intended result.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund may have a portfolio turnover rate of more than 100% annually. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if the Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gain realized to shareholders each year to avoid excise taxes under the Internal Revenue Code.


                                       37
               GAM FUNDS INC PROSPECTUS / GAM AMERICAN FOCUS FUND

--------------------------------------------------------------------------------
GAMerica Capital Fund

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The  Fund  seeks  long-term  capital   appreciation.   Upon  written  notice  to
shareholders, the Fund's investment objective may be changed without a vote of shareholders.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its assets in investments that are economically tied to the United States. A company will be considered economically tied to the United States if a) at least 50% of the company's assets are located in the United States or at least 50% of its total revenues are derived from goods or services produced in the United States or sales made in the United States; b) the principal trading market for the company's securities is in the United States; or c) the company is incorporated under the laws of the United States.

The Fund invests primarily in common stocks of U.S. companies. In addition, if the investment advisor determines that the long-term capital appreciation of bonds may equal or exceed the return on stocks, then the Fund may invest substantially in bonds issued either by governments or government agencies or corporations without regard to the maturity of such bonds. Debt securities in which the Fund may invest are not required to have any rating. The Fund may not invest more than 5% of its assets in bonds rated lower than investment grade.

The investment advisor uses a research-intensive blend of value and growth investing approach. Growth stocks are characterized by the investment advisor as securities with strong revenue growth. Value stocks are typically characterized by the following when compared to the market as a whole:

-     Lower price to earnings ratios

-     Lower price to book value ratios

-     Lower price to cash flow ratios

-     Higher dividend yields

- Catalyst for change (consolidation in an industry; wrong market perception after a large fall; inside ownership by an elderly person)


Although not restricted to mid and small capitalization stocks, the investment advisor tends to find the best value in smaller companies of under $1 billion in market capitalization. However, the investment advisor does not have a strategy with respect to size. The Fund is generally concentrated in a limited number of stocks with the top 20 positions in the Fund's portfolio typically representing around 80% of the total Fund. Turnover tends to be low as the investment advisor looks for companies with limited leverage, strong balance sheets and above all, sound management. Sales are triggered by an assessment that the stock is no longer a good value or that fundamental prospects have deteriorated; an increase in market capitalization alone will not cause the investment advisor to sell. A company's prospects are considered to have deteriorated when, for example, a business area has become overly competitive or when a business model has weakened. Sales are also triggered by gross overvaluation. The investment advisor makes frequent visits to companies to judge their investment merit.

The Fund, for temporary defensive purposes, may invest in short-term bonds of foreign and United States companies, foreign governments, the U.S. government and its agencies and instrumentalities, as well as money market instruments denominated in U.S. dollars or a foreign currency. Should the Fund take a temporary defensive position, it may not achieve its investment objectives. At no point will more than 35% of the Fund's portfolio be held in cash or cash equivalents, except when the Fund is taking temporary defensive measures. Due to the state of the U.S. economy over the past few years, the investment advisor has taken a protracted defensive position by investing, at times, upwards of 50% of the Fund's net assets in cash and cash equivalents. This defensive position is a result of the investment advisor's view that equity securities of U.S. companies have been and remain at historic high valuations and, therefore, the investment advisor has not identified reasonably priced U.S. equity securities for purchase by the Fund.


The Fund's investment in U.S. government securities may include certain U.S. government agency securities that are not supported by the full faith and credit of the United States government. For example, obligations issued by the Federal Home Loan Bank are supported only by the


                                       38
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
                                                                          GAM(R)

--------------------------------------------------------------------------------

issuer's right to borrow from the U.S. Treasury, while those issued by the Federal National Mortgage Association (Fannie Mae) are supported only by the credit of the issuer.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in United States issuers.

PRINCIPAL RISKS

You could lose all or a portion of your investment in the Fund. Stock prices fluctuate based on such things as the business performance of the company, investors' perception about the company or general economic conditions. Small companies are often new and less well established. They may have limited product lines, markets or financial resources, and they may depend on one or a few key persons for management. Other factors influencing the price of securities include:

- ECONOMIC CONDITIONS The broad investment environment in the U.S. or international markets could impact stock prices based on interest rates, politics, fiscal policy and other current events.

- INFLATION Rising prices of goods and services could eliminate any gains realized from your investment in the Fund.

- "VALUE" INVESTING Value stocks may carry higher risk than other stocks as the determination that a stock is undervalued is subjective and the stock price may not rise to what the investment advisor considers full value.

- CREDIT AND RATING RISK Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, high-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds. The lower the rating of a debt instrument the more speculative its characteristics and changes in economic or other circumstances are more likely to lead to an inability of the issuer to make principal and interest payments than issuers of higher grade securities.

- INTEREST RATE RISK Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

- COMPANY RISK Investing in the Fund involves the risk common to investing in any security, that is that the value of the securities held by the Fund will fluctuate in response to changes in economic conditions or public expectations about those securities. The net asset value of the Fund's shares will change accordingly.

- MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

- SMALL AND MID-CAP RISK Investing in companies with small and mid-cap market capitalizations involves greater risk than investing in larger companies. Their stock prices can rise very quickly and drop dramatically in a short period of time. This volatility results from a number of factors, including reliance by these companies on limited product lines, markets and financial and management resources. These and other factors may make small and mid-cap companies more susceptible to setbacks or downturns. These companies may experience higher rates of bankruptcy or other failures than larger companies. They may be more likely to be negatively affected by changes in management. In addition, the stock of a small or mid-cap company may be thinly traded.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST?

The Fund may best suit those investors who want long-term capital appreciation, and who can tolerate risks involved with stock investing.


                                       39
                GAM FUNDS INC PROSPECTUS / GAMERICA CAPITAL FUND

--------------------------------------------------------------------------------
GAMerica Capital Fund

--------------------------------------------------------------------------------

PAST PERFORMANCE AND EXPENSES

A bar displays the annual return of the Fund for each year since the Fund's inception. This illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A sales charges, but includes the reinvestment of dividends and capital gains. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

GAMERICA CAPITAL FUND
CLASS A SHARE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31

                                  [BAR CHART]

   [The following table was depicted as a bar chart in the printed material.]

"96"     "97"     "98"     "99"     "00"    "01"     "02"     "03"
18.31    37.28    30.59    28.97    6.54    -2.42    -18.64   36.47


HIGHEST AND LOWEST RETURNS


Highest Performing Quarter:          24.02% in 3rd quarter of 1997
Lowest Performing Quarter:          -13.28% in 3rd quarter of 1998


The table shows the risks of investing in the Fund by illustrating how the average annual returns for 1- and 5- years and life of class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A after-tax returns shown. Past performance (before and after taxes) is not an indication of future results.


The S&P 500 Composite Index is a broad market index used for comparative purposes.

GAMERICA CAPITAL FUND


1- and 5-Year and Life-of-Class Average Annual Total Return for all Relevant Share Classes Plus a Comparison to the S&P 500 Composite Index As of December 31, 2003

    CLASS
    (INCEPTION DATE)                               1 YEAR                 5 YEAR             LIFE-OF-CLASS
A   SHARES (MAY 12, 1995)
    (AFTER MAXIMUM SALES CHARGE OF 5.50%)
    Return Before Taxes                             28.96%                  7.07%                13.67%
    Return After Taxes on Distributions             28.96%                  6.73%                12.49%
    Return After Taxes on Distributions and
    Sale of Fund Shares                             17.64%                  5.62%                11.01%

B   SHARES (MAY 26, 1998)
    (WITH DEFERRED SALES CHARGE)
    Return Before Taxes                             30.44%                  7.18%                 7.49%+

C   SHARES (MAY 26, 1998)
    (WITH DEFERRED SALES CHARGE)**
    Return Before Taxes                             34.42%                  7.49%                 7.47%+

S&P 500 COMPOSITE INDEX***                          28.64%                 -0.58%                10.86%+

** The average annual total returns presented for the Class C shares shown above do not reflect any front-end sales charge. However, Class C shares purchased between January 30, 2002 and October 13, 2003 were subject to a maximum front-end sales charge of 1.00%.

*** The S&P 500 Composite Index is an unmanaged index of the stock performance of 500 industrial, transportation, utility and financial companies and includes reinvestment of dividends. Investors may not purchase indices directly.

+     Returns of S&P 500  Composite  Index were for the  Life-of-Class  B and C:
      1.73%.



                                       40
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
                                                                          GAM(R)

--------------------------------------------------------------------------------

Fund investors pay various expenses either directly or indirectly. This table shows the expenses for the past year, adjusted to reflect any charges that you may pay if you buy and hold shares of the Fund. Actual or future expenses may be different.

FEES AND EXPENSES OF THE FUND

GAMERICA CAPITAL FUND INVESTOR EXPENSES
SHAREHOLDER TRANSACTION EXPENSES

                                                                         CLASS A      CLASS B       CLASS C
SALES CHARGES (fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(as a percentage of the offering price)                                    5.50%         5.00%        1.00%

MAXIMUM FRONT-END SALES CHARGE
(as a percentage of the offering price)                                    5.50%         0.00%        0.00%

MAXIMUM DEFERRED SALES CHARGE
(as a percentage of the original purchase price
or the amount redeemed, whichever is less)                                 0.00%*        5.00%        1.00%

ANNUAL FUND OPERATING EXPENSES (% OF NET ASSETS) (expenses that are deducted from Fund assets)
-----------------------------------------------------------------------------------------------------------

MANAGEMENT FEES                                                            1.00%         1.00%        1.00%

DISTRIBUTION (12b-1) FEES                                                  0.30%         1.00%        1.00%

OTHER EXPENSES                                                             0.58%         0.58%        0.63%

TOTAL FUND OPERATING EXPENSES                                              1.88%         2.58%        2.63%

* Except for investments of $1 million or more. See "Information about contingent deferred sales charge."

These examples can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

Example #1 assumes you invest $10,000 in the Fund for the periods shown, then redeem all your shares at the end of those periods.

Example #2 assumes you invest $10,000 in the Fund for the periods shown, but you do not redeem your shares at the end of those periods.

EXAMPLES

EXPENSES OF HYPOTHETICAL $10,000 INVESTMENT
IN GAMERICA CAPITAL FUND

                                              CLASS A      CLASS B*      CLASS C
EXAMPLE #1
--------------------------------------------------------------------------------


For one year                                     730           761          366

For three years                                 1108          1102          817

For five years                                  1510          1570         1395

For ten years                                   2630          2744         2964


EXAMPLE #2
--------------------------------------------------------------------------------


For one year                                     730           261          266

For three years                                 1108           802          817

For five years                                  1510          1370         1395

For ten years                                   2630          2744         2964


* The Class B example reflects Class A expenses for years nine through ten because Class B shares convert to Class A shares after a maximum period of eight years. Class B shares may convert sooner depending on the amount of Class B shares purchased and when. See "Information about contingent deferred sales charge."


                                       41
                GAM FUNDS INC PROSPECTUS / GAMERICA CAPITAL FUND

--------------------------------------------------------------------------------
GAMerica Capital Fund

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT NON-PRINCIPAL STRATEGIES AND RISKS

STRATEGIES

In addition to the principal strategies stated above, the following are non-principal strategies you should consider.

The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. No more than 25% of the Fund's total assets will be invested in any one industry.

RISK

In  addition  to  the  principal   risks  stated  above,   the  following  is  a
non-principal risk you should consider.

- MANAGEMENT RISK The Fund is subject to management risk because it is an actively managed investment portfolio. The investment advisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decision will produce the intended result.

PORTFOLIO TURNOVER


The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund, while unlikely, may have a portfolio turnover rate of more than 100% annually. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if the Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gain realized to shareholders each year to avoid excise taxes under the Internal Revenue Code.



                                       42
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
GAM Gabelli Long/Short Fund                                               GAM(R)
(previously the GAM American Focus Long/Short Fund)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The  Fund  seeks  long-term  capital   appreciation.   Upon  written  notice  to
shareholders, the Fund's investment objective may be changed without a vote of shareholders.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will have both long and short positions in equity securities, primarily common stocks. The Fund normally invests at least 80% of its assets in investments that are economically tied to the United States. A company will be considered economically tied to a country if a) at least 50% of the company's assets are located in the country or at least 50% of its total revenues are derived from goods or services produced in the country or sales made in the country; b) the principal trading market for the company's securities is in the country; or c) the company is incorporated under the laws of the country.

The Fund invests primarily in the stocks of selected large, mid, and small-capitalization North American companies. The Fund may overweight or underweight certain economic sectors relative to the benchmark S&P 500 Composite Index. In order to take advantage of opportunities to buy more stock and to attempt to enhance returns, the Fund may borrow money from banks (be leveraged) in an amount up to one-third of the value of its total assets.

When the Fund takes a long position, it purchases a stock outright. When the Fund takes a short position, it sells a stock it does not own at the current market price and delivers to the buyer a stock that it has borrowed. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund makes money when the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. The frequency of short sales will vary substantially under different market conditions, and no specific portion of Fund assets will be committed to short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 50% of the Fund's net assets.

The Fund's investment approach is based on long/short "value investing." This method utilizes fundamental security analysis to select stocks whose intrinsic value GAMCO Investors, Inc. ("GAMCO"), a Co-Investment Advisor of the Fund, believes, based on estimates of asset values and the future growth of cash flows and earnings, is significantly different from that implied by the public market price.

GAMCO uses value investing, as first described by Benjamin Graham and David Dodd, and combines it with the concept of Private Market Value (PMV) developed and used by GAMCO (or its affiliates) for over twenty years. PMV is defined as the estimated price a strategic buyer would be likely to pay to acquire the entire company.

The Fund will generally take positions, both long and/or short, in stocks selling at significant discounts or premiums, respectively, to the companies' estimated PMVs. Appraising the companies' present status and selecting companies trading at differences to their PMVs, with a catalyst in place to realize returns, will generally represent the core of the investment process.

To limit the time horizon in which the PMV may be realized, GAMCO looks for situations in which it believes either hard and/or soft catalysts are currently working to reduce the premium or discount between the public market price and the estimated PMV.

Hard catalysts (company specific) include, but are not limited to: (1) realization of hidden assets, (2) recognition of underperforming subsidiaries,
(3) share buy-backs, (4) spin-offs, (5) mergers and acquisitions, (6) balance sheet changes, (7) new products, (8) accounting irregularities, (9) management changes, and (10) cross-shareholder unwinding.

Soft  catalysts  (macro  and  industry)  include  but are not  limited  to:  (1)
political reform, (2) pension reform, (3) industrial reorganization, (4) accounting reform, (5) regulatory changes, and (6) technological developments.

Within this process, GAMCO will allocate capital in a long/short context, identifying catalysts while giving consideration to the possible timing for the catalyst(s) to take effect.


                                       43
             GAM FUNDS INC PROSPECTUS / GAM GABELLI LONG/SHORT FUND

--------------------------------------------------------------------------------
GAM Gabelli Long/Short Fund
(previously the GAM American Focus Long/Short Fund)
--------------------------------------------------------------------------------

GAMCO may also utilize a top-down index hedging program using futures and/or exchange traded funds on various stock indices to manage overall portfolio risk; and may also engage in arbitrage related transactions, involving publicly announced takeover and merger candidates, in order to potentially increase returns on the Fund's cash position above the prevailing level of short-term interest rates.

The Fund will typically invest, by taking long positions, in less than 150 securities, mainly equities. The Fund may take short positions in a smaller or larger number of securities and may take short positions on exchange-traded funds.

The Fund, for temporary defensive purposes, may invest in short-term bonds of U.S. or foreign companies, governments or their agencies and instrumentalities as well as money market instruments denominated in U.S. dollars or a foreign currency. Should the Fund take a temporary defensive position, it may not achieve its investment objectives. At no point will more than 20% of the Fund's portfolio be held in cash or cash equivalents, except when the Fund is taking temporary defensive measures.

The Fund's investment in U.S. government securities may include certain U.S. government agency securities that are not supported by the full faith and credit of the United States government. For example, obligations issued by the Federal Home Loan Bank are supported only by the issuer's right to borrow from the U.S. Treasury, while those issued by the Federal National Mortgage Association (Fannie Mae) are supported only by the credit of the issuer.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in companies in the United States.

PRINCIPAL RISKS

You could lose all or a portion of your investment in the Fund. Stock prices fluctuate based on such things as the business performance of the company, investors' perception about the company or general economic conditions. Other factors influencing the price of securities include:

- ECONOMIC CONDITIONS The broad investment environment in the U.S. or international markets could impact stock prices based on interest rates, politics, fiscal policy and other current events.

- INFLATION Rising prices of goods and services could eliminate any gains realized from your investment in the Fund.

- "FOCUS" INVESTING Since the Fund will typically focus its investments on less than 100 securities, mainly equities, it may be subject to greater share price fluctuations than a more broadly diversified fund.

- SHORT SALES Despite the intent to reduce risk by having both long and short positions, it is possible that the Fund's long positions will decline in value at the same time that the value of the stocks sold short increases, thereby increasing the potential for loss. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that the Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

Depending on the arrangements made with a broker or custodian regarding segregated accounts in conjunction with short sales (which are required by law), the Fund may or may not receive any payments (including interest) on collateral deposited with the broker or custodian.

- BORROWING/LEVERAGE The use of leverage may make any change in the Fund's net asset value even greater and thus result in increased volatility of returns. The Fund's assets that are used as collateral to secure the borrowing may decrease in value while the borrowing is outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower overall Fund returns.

- DERIVATIVE INSTRUMENTS Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large loss. The Fund may lose more than its initial investment. If the Fund has a derivative investment


                                       44
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
                                                                          GAM(R)

--------------------------------------------------------------------------------

      which begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available. In addition, the securities underlying some derivatives may be illiquid. The Fund may be forced to hold a position until exercise or expiration, which could result in losses. Hedging, by its nature, involves predicting the probable direction of price movements; if the Fund predicts incorrectly, it could lose money--more than if it had not hedged at all. Hedging cannot eliminate fluctuations in the prices of securities, and there is no assurance that such hedging attempts will be successful. The success of utilizing derivatives as a hedge to a security or to gain market exposure to a long or short position on a security depends on the Co-Investment Advisors' ability to predict movements in the market.

- COMPANY RISK Investing in the Fund involves the risk common to investing in any security, that is that the value of the securities held by the Fund will fluctuate in response to changes in economic conditions or public expectations about those securities. The net asset value of the Fund's shares will change accordingly.

- MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

- SMALL AND MID-CAP RISK Investing in companies with small and mid-cap market capitalization involves greater risk than investing in larger companies. Their stock prices can rise very quickly and drop dramatically in a short period of time. This volatility results from a number of factors, including reliance by these companies on limited product lines, markets and financial and management resources. These and other factors may make small and mid-cap companies more susceptible to setbacks or downturns. These companies may experience higher rates of bankruptcy or other failures than larger companies. They may be more likely to be negatively affected by changes in management. In addition, the stock of a small or mid-cap company may be thinly traded.

- "VALUE" INVESTING Value stocks may carry higher risk than other stocks, as the determination that a stock is undervalued is subjective and the stock price may not rise to what a Co-Investment Advisor considers full value.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST?

The Fund may best suit those investors who want long-term capital appreciation, and who can tolerate the risks involved with stock investing.


                                       45
             GAM FUNDS INC PROSPECTUS / GAM GABELLI LONG/SHORT FUND

--------------------------------------------------------------------------------
GAM Gabelli Long/Short Fund
(previously the GAM American Focus Long/Short Fund)
--------------------------------------------------------------------------------

PAST PERFORMANCE AND EXPENSES


A bar displays the annual return of the Fund for the year since the Fund's inception. This provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A sales charges, but includes the reinvestment of dividends and capital gains. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

GAM GABELLI LONG/SHORT FUND
CLASS A SHARE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31


                                  [BAR CHART]

   [The following table was depicted as a bar chart in the printed material.]

                                      "03"
                                      12.82


HIGHEST AND LOWEST RETURNS

Highest Performing Quarter:          11.76% in 4th quarter of 2003
Lowest Performing Quarter:           -6.68% in 1st quarter of 2003

The table shows the risks of investing in the Fund by illustrating how the average annual returns for 1- and 5-year and life of class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A after-tax returns shown. Past performance (before and after taxes) is not an indication of future results.

The S&P 500 Composite Index is a broad market index used for comparative purposes.

GAM GABELLI LONG/SHORT FUND

1- AND 5-YEAR AND LIFE-OF-CLASS AVERAGE ANNUAL TOTAL RETURN FOR ALL RELEVANT SHARE CLASSES PLUS A COMPARISON TO THE S&P 500 Composite Index As of December 31, 2003

    CLASS
    (INCEPTION DATE)                                1 YEAR              5 YEAR               LIFE-OF-CLASS
A   SHARES (MAY 29, 2002)
    (AFTER MAXIMUM SALES CHARGE OF 5.50%)
    Return Before Taxes                              6.62%                N/A                   -14.38%
    Return After Taxes on Distributions              6.62%                N/A                   -14.38%
    Return After Taxes on Distributions and
    Sale of Fund Shares*                             4.03%                N/A                   -11.40%

B   SHARES (MAY 29, 2002)
    (WITH DEFERRED SALES CHARGE)
    Return Before Taxes                              7.84%                N/A                   -13.59%+

C   SHARES (MAY 29, 2002)
    (WITH DEFERRED SALES CHARGE)**
    Return Before Taxes                             11.86%                N/A                   -11.41%+

S&P 500 COMPOSITE INDEX***                          28.64%                 -0.58%                 4.60%+

* A negative "Return Before Taxes" translates into a higher "Return After Taxes on Distributions and Sale of Fund Shares" because this calculation assumes that a shareholder received a tax deduction for the loss incurred on the sale of the shares.

** The average annual total returns presented for the Class C shares shown above do not reflect any front-end sales charge. However, Class C shares purchased between May 29, 2002 and October 13, 2003 were subject to a maximum front-end sales charge of 1.00%.

*** The S&P 500 Composite Index is an unmanaged index of the stock performance of 500 industrial, transportation, utility and financial companies and includes reinvestment of dividends. Investors may not purchase indices directly.

+     Returns of S&P Composite Index were for the Life-of-Class B and C: 4.60%.



                                       46
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
                                                                          GAM(R)

--------------------------------------------------------------------------------

Fund investors pay various expenses either directly or indirectly. This table shows the annualized expenses for the past year, adjusted to reflect any charges that you may pay if you buy and hold shares of the Fund. Actual or future expenses may be different.

FEES AND EXPENSES OF THE FUND

GAM GABELLI LONG/SHORT FUND INVESTOR EXPENSES
SHAREHOLDER TRANSACTION EXPENSES

                                                                         CLASS A      CLASS B       CLASS C
SALES CHARGES (fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------

MAXIMUM SALES CHARGE
(as a percentage of the offering price)                                    5.50%         5.00%        1.00%

MAXIMUM FRONT-END SALES CHARGE
(as a percentage of the offering price)                                    5.50%         0.00%        0.00%

MAXIMUM DEFERRED SALES CHARGE
(as a percentage of the original purchase price
or the amount redeemed, whichever is less)                                 0.00%*        5.00%        1.00%

ANNUAL FUND OPERATING EXPENSES (% OF NET ASSETS) (expenses that are deducted from Fund assets)
-----------------------------------------------------------------------------------------------------------


MANAGEMENT FEES(1)                                                         1.40%         1.40%        1.40%


DISTRIBUTION (12b-1) FEES                                                  0.30%         1.00%        1.00%


OTHER EXPENSES                                                             1.58%         1.61%        1.57%

TOTAL FUND OPERATING EXPENSES(2)                                           3.28%         4.01%        3.97%


* Except for investments of $1 million or more. See "Information about contingent deferred sales charge."


(1) The Fund's annual base management fee is 1.50% of the Fund's average daily net assets. On a monthly basis, the base fee will remain unadjusted or will be adjusted up or down depending upon the investment performance of the Fund compared to the investment performance of the S&P 500 Composite Index, the Fund's benchmark. The maximum or minimum adjustment over any 12-month period will be 0.50%. As a result, the Fund could pay an annualized management fee that ranges from 1.00% to 2.00% of the Fund's average daily net assets. During the 12 month period beginning on October 9, 2002, the effective date of the interim investment advisory agreement for the Fund, the Fund's management fee was charged at the base fee of 1.50%, with no performance adjustment made. An expense cap was instituted such that total expenses would not exceed 1.50%, excluding dividend and interest expenses for securities sold short for the Fund's first year of operations ended May 29, 2003.

(2) After expense reimbursements by the Co-Investment Advisors, the actual total fund operating expense paid by the Class A, Class B and Class C shares were 2.58%, 2.36%, 2.29%, respectively.


These examples can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

Example #1 assumes you invest $10,000 in the Fund for the periods shown, then redeem all your shares at the end of those periods.

Example #2 assumes you invest $10,000 in the Fund for the periods shown, but you do not redeem your shares at the end of those periods.

EXAMPLES

EXPENSES OF HYPOTHETICAL $10,000 INVESTMENT
IN GAM GABELLI LONG/SHORT FUND

                                              CLASS A       CLASS B*     CLASS C
EXAMPLE #1
--------------------------------------------------------------------------------


For one year                                     863           903          499

For three years                                 1504          1521         1210

For five years                                  2168          2255         2037

For ten years                                   3930          4060         4181


EXAMPLE #2
--------------------------------------------------------------------------------


For one year                                     863           403          399

For three years                                 1504          1221         1210

For five years                                  2168          2055         2037

For ten years                                   3930          4060         4181


* The Class B example reflects Class A expenses for years nine through ten because Class B shares convert to Class A shares after a maximum period of eight years. Class B shares may convert sooner depending on the amount of Class B shares purchased and when. See "Information about contingent deferred sales charge."


                                       47
             GAM FUNDS INC PROSPECTUS / GAM GABELLI LONG/SHORT FUND

--------------------------------------------------------------------------------
GAM Gabelli Long/Short Fund
(previously the GAM American Focus Long/Short Fund)
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT NON-PRINCIPAL STRATEGIES AND RISKS

STRATEGIES

In addition to the principal strategies stated above, the following are non-principal strategies you should consider.

The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. No more than 25% of the Fund's total assets will be invested in any one industry.

The Fund may from time to time utilize certain sophisticated investment techniques, including derivatives. Derivatives are financial instruments which derive their value from the performance of an underlying asset--another security, a commodity, or an index. Examples of these include:

- FORWARD FOREIGN EXCHANGE CONTRACTS When the Fund buys a foreign security, it generally does so in a foreign currency. That currency has a price, and that price fluctuates. In order to reduce the risk of currency price swings or for other purposes, the Fund may buy forward foreign exchange contracts on foreign currencies. These contracts "lock in" a price for the currency at a certain future date. The Fund may also use put and call options on foreign currencies.

- OPTIONS AND WARRANTS An option is a contract giving the owner the right to buy ("call option") or sell ("put option") a security at a designated price ("strike price") on a certain date. A warrant is the equivalent of a call option written by the issuer of the underlying security.

- FUTURES CONTRACTS Futures contracts obligate one party to deliver and the other party to purchase a specific quantity of a commodity or a financial instrument at a designated future date, time and place. Stock index futures contracts call for a cash payment based on the increase or decrease in the value of an index.

The Fund may enter into foreign currency forward contracts, repurchase agreements, and certain other types of futures, options and derivatives with banks, brokerage firms and other investors in over-the-counter markets, not through any exchange. The Fund may experience losses or delays if a counterparty to any such contract defaults or goes into bankruptcy.

RISK

In  addition  to  the  principal   risks  stated  above,   the  following  is  a
non-principal risk you should consider.

- MANAGEMENT RISK The Fund is subject to management risk because it is an actively managed investment portfolio. The Co-Investment Advisors will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their decisions will produce the intended results.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund may have a portfolio turnover rate of more than 100% annually. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if the Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Increased portfolio turnover (which may result from short selling) creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gain realized to shareholders each year to avoid excise taxes under the Internal Revenue Code.


                                       48
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
II. Management of the Funds                                               GAM(R)

--------------------------------------------------------------------------------

INVESTMENT ADVISORS

GAM International Management Limited ("GIML"), a corporation organized in 1984 under the laws of the United Kingdom, 12 St. James's Place, London SW1A 1NX England, serves as Investment Advisor for each Fund, other than the GAM American Focus Fund. GAM USA Inc. ("GAM USA") serves as Investment Advisor to the GAM American Focus Fund. GAM USA is a corporation organized in 1989 under the laws of the State of Delaware, 135 East 57th Street, New York, New York 10022. GIML co-manages the assets of the GAM Gabelli Long/Short Fund, along with the Fund's Co-Investment Advisor, GAMCO Investors, Inc. ("GAMCO"). GAMCO is a corporation organized in 1999 under the laws of the State of New York, One Corporate Center, Rye, New York 10580. GAMCO provides investment advisory services to high net worth individuals, investment companies as a sub-adviser, pension and profit sharing plans, pooled investment vehicles, charitable organizations and government entities. GAMCO is a wholly-owned subsidiary of Gabelli Asset Management Inc., a publicly held company listed on the New York Stock Exchange, and is not affiliated with either GIML or GAM USA. GAMCO and GIML became Co-Investment Advisors to GAM Gabelli Long/Short Fund effective October 9, 2002, first, pursuant to separate Interim Investment Advisory Agreements and then, pursuant to separate Investment Advisory Agreements approved by shareholders on February 25, 2003. Prior to October 9, 2002, GAM USA served as Investment Advisor to GAM Gabelli Long/Short Fund.

GAM Holding AG ("GAM AG"), a Swiss holding company, the ultimate shareholder of GIML and GAM USA, is wholly owned by UBS AG ("UBS"), a Swiss banking corporation. UBS, with headquarters in Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998. GIML and GAM USA are affiliated entities, each indirectly wholly owned by GAM AG.

As compensation for its services, each Fund, other than GAM Gabelli Long/Short Fund, pays the equivalent of 1.0% per annum of the Fund's average daily net assets to GIML or GAM USA (in the case of GAM American Focus Fund). For their services to GAM Gabelli Long/Short Fund, GAMCO and GIML receive a fee that is comprised of two components. The first component of the fee is a base fee equal to 1.50% annualized, of the GAM Gabelli Long/Short Fund's average daily net assets. The second component is a performance adjustment that either increases or decreases the base fee, depending on how the Fund has performed relative to its benchmark, the S&P 500 Stock Price Composite Index (the "S&P"). The base fee will be increased (or decreased) by a performance adjustment at the monthly rate of 1/12th of 0.125% for each percentage point that the Fund's investment performance is 3.00% better (or worse) than the performance of the S&P during the performance period, which is a rolling twelve-month period. The performance adjustment will be applied to the average net assets of the Fund determined as of the close of each business day during the month and the performance period. The performance of the Fund for the purpose of calculating the performance adjustment is the cumulative monthly asset-weighted performance of all classes of shares of the Fund during the performance period. The maximum performance adjustment upward or downward is 0.50% annualized. Depending on the performance of GAM Gabelli Long/Short Fund, during any twelve month period, GIML and GAMCO may receive as much as a combined 2.00% or as little as a combined 1.00% in management fees. Prior to October 9, 2002, GAM USA received the fee described above for managing GAM American Focus Long/Short Fund. During the 12 month period beginning on October 9, 2002, the effective date of the interim investment advisory agreement for the Fund, the Fund's management fee was charged at the base fee of 1.50%, with no performance adjustment made. An expense cap was instituted for the GAM Gabelli Long/Short Fund such that total expenses would not exceed 1.50% of the Fund's average daily net assets, excluding dividend and interest expenses for securities sold short, for the Fund's first year of operations ending May 29, 2003. For more information about the Funds' investment advisory fees, see the Statement of Additional Information for the Funds.

The Funds' expense ratios may be higher than those of most registered investment companies. This reflects, in part, the higher costs of investing outside the United States. The advisory fee paid by each Fund is higher than that of most registered investment companies. The Funds pay for all expenses of their operations.


GIML and GAM USA may pay, out of their own resources, fees to financial services firms for selling fund shares.



                                       49
               GAM FUNDS INC PROSPECTUS / MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
II. Management of the Funds continued

--------------------------------------------------------------------------------

INDIVIDUALS PRIMARILY RESPONSIBLE FOR DAY-TO-DAY MANAGEMENT OF THE FUNDS:


GAM GLOBAL FUND VENKAT CHIDAMBARAM, Investment Manager, joined GAM in February 1994. Before taking over primary responsibility for the GAM Global Fund, he was an Investment Manager in GAM's International/Global Team assisting in the management of both the GAM Global Fund and GAM International Fund. Prior to joining GAM, Mr. Chidambaram worked for accountants Pritchard Fellows & Co. Mr. Chidambaram is based in London.

GAM INTERNATIONAL FUND SEAN TAYLOR, Investment Director, joined GAM as Investment Director in January 2004. Prior to joining GAM, Mr. Taylor was Head of Global Equity at SG Asset Management where he was also a member of the Asset Allocation Committee and Head of the Emerging Markets Desk. Mr. Taylor was previously a fund manager at Capel-Cure Myers which he joined in 1994 from HSBC James Capel Investment Management. Mr. Taylor joined GAM with ten years experience managing global and emerging market long-only funds and has also managed a global long/short fund. Mr. Taylor is based in London.

GAM JAPAN CAPITAL FUND LESLEY KAYE, Investment Director, responsible for GAM's Japan Funds. She joined GAM in May 2001, and has been working closely with the former Investment Director, Michael S. Bunker, since then. Prior to joining GAM, she was a Japanese equity broker for 13 years at ING Barings (formerly Baring Securities). Ms. Kaye started her career with Nikko Securities and also spent two years on the Japan desk of Hoare Govett. She holds a degree in Languages from Bristol University. Ms. Kaye is based in London. In addition to managing the Fund, Ms. Kaye also manages a hedge fund for which she may receive greater compensation due to performance-based incentives. GIML has procedures in place to monitor the potential conflicts that may arise from Ms. Kaye managing both the Fund and a hedge fund.

GAM PACIFIC BASIN FUND JOHN MYTTON, Investment Director, responsible for GAM's Asian and Pacific Funds. Prior to joining GAM in 1995, he was Director of Swiss Bank Corporation International Finance (Asia). From 1978 to 1990 he was an international executive with Hong Kong and Shanghai Banking Corp working in Hong Kong, Oman and Singapore. Mr. Mytton is based in Hong Kong.

GAM EUROPE FUND JOHN BENNETT, Investment Director, is responsible for European markets. He joined GAM in 1993; before that, he was Senior Fund Manager, Ivory & Sime, responsible for Continental European equity portfolios. Mr. Bennett started managing GAM Europe Fund on January 1, 1993, and also manages the offshore fund GAM Pan European Inc. Mr. Bennett is based in London. Mr Bennett manages a hedge fund for which he may receive greater compensation due to performance-based incentives. GIML has procedures in place to monitor the potential conflicts that may arise from Mr. Bennett managing both the Fund and a hedge fund.

GAM AMERICAN FOCUS FUND JAMES A. ABATE, Investment Director, joined GAM USA as Investment Director in January 2001. Previously, Mr. Abate served as Managing Director and Portfolio Manager with responsibility for Credit Suisse Asset Management's U.S. Select Equity portfolios as well as the firm's New York based global sector funds. Mr. Abate managed assets for Credit Suisse Asset Management and its predecessor firms for 5 years before joining Viewpoint Corporation.
Prior to joining GAM USA, Mr. Abate was the Chief Financial Officer for Viewpoint Corporation. Previously, he was a co-founder and Managing Director of Vert Independent Capital Research, a Wall Street equity research boutique and investment advisor, and a Manager in PricewaterhouseCooper's Valuation/Corporate Finance Group. Mr. Abate manages other funds and accounts for GAM USA and is based in New York. In addition to managing the Fund, Mr. Abate also manages a hedge fund for which he may receive greater compensation due to performance-based incentives. GAM USA has procedures in place to monitor the potential conflicts that may arise from Mr. Abate managing both the Fund and a hedge fund.


GAMERICA CAPITAL FUND GORDON GRENDER, Investment Director, has been associated with GAM since 1983. He has managed North American stock funds since 1974. Mr. Grender started managing GAMerica Capital Fund on May 12, 1995, and also manages GAMerica Inc., an offshore fund with similar investment objectives. Mr. Grender is based in London.


                                       50
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
                                                                          GAM(R)

--------------------------------------------------------------------------------

GAM GABELLI LONG/SHORT FUND Investment decisions for the Fund are generally made by an investment management team at GAMCO. An investment management team at GIML conducts and maintains a continuous review of the portfolio of the Fund and provides recommendations as to specific purchases and sales of portfolio securities, if any, to GAMCO. No member of either investment management team is primarily responsible for making recommendations for portfolio purchases.

DISTRIBUTOR


GAM Services, Inc., 135 East 57th Street, New York, New York 10022, an affiliate of GAM USA and GIML, serves as the distributor and principal underwriter of the Funds' shares. GAM USA and GIML are indirect wholly owned subsidiaries of GAM Holding AG ("GAM AG"). GAM AG is wholly owned by UBS AG. GAM Services compensates financial services firms that sell shares of the Funds pursuant to agreements with GAM Services. Compensation payments come from sales charges paid by shareholders at the time of purchase (for Class A and D shares), from GAM Services' resources (for Class B and C shares) and from 12b-1 fees paid out of Fund assets. The Funds have adopted Distribution Plans under Rule 12b-1 to pay for distribution and sale of their shares. Under these Plans, Class A, Class B, Class C and Class D shares pay 12b-1 fees. Please see "Sales Charge Schedules" on pages 55 and 56 for details.


In the case of Class A, B, C and D share accounts which are not assigned to a financial services firm, GAM Services retains the entire fee. Should the fees collected under the Plans exceed the expenses of GAM Services in any year, GAM Services would realize a profit.

GAM Services, or the Funds, may also contract with banks, trust companies, broker-dealers, or other financial organizations to act as shareholder servicing agents to provide administrative services for the Funds such as:

-     Processing purchase and redemption transactions.

- Transmitting and receiving monies for the purchase and sale of shares in the Funds.

-     Answering routine inquires about the Funds.

- Furnishing monthly and year-end statements and confirmations of purchases and sales of shares.

- Transmitting periodic reports, updated prospectuses, proxy statements and other shareholder communications.

For these services, each Fund pays fees which may vary depending on the services provided. Fees will not exceed an annual rate of 0.25% of the net daily asset value of the shares of a Fund under the service contract.


                                       51
               GAM FUNDS INC PROSPECTUS / MANANGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
III. SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------

CHOOSING THE APPROPRIATE SHARE CLASS

When you buy, sell, or exchange shares of a Fund, you do so at the Fund's net asset value ("NAV"), plus any applicable sales charge or Contingent Deferred Sales Charge (CDSC). NAV is determined by dividing the value of a Fund's securities, cash, and other assets (including accrued interest), minus all liabilities (including accrued expenses), by the number of the Fund's shares outstanding.

The Funds calculate their NAVs at the close of regular trading each day (normally 4:00 p.m. Eastern Time) the New York Stock Exchange is open. GAM Japan Capital Fund's NAV is calculated normally at 4:00 p.m. Eastern Time using prices at the close of trading on the Tokyo Stock Exchange (approximately 2:00 a.m. Eastern Time) each day the New York Stock Exchange is open.

Fund shares are offered on a continuous basis. When you issue an order to buy, sell, or exchange shares by 4:00 p.m. Eastern Time on a regular trading day, your order will be processed at that day's NAV plus any applicable sales charges. Each Fund calculates its NAV based on the current market value of its portfolio securities. If a market value is not readily available for a security, the security will be valued at fair value as determined in good faith or under the direction of the Board of Directors.

The Funds invest in securities traded on foreign exchanges. Generally, trading in foreign securities markets is completed at various times prior to the time that the Funds calculate their NAVs. The values of foreign securities held by the Funds are determined at the last quoted sales prices available in each security's principal foreign market for the purpose of calculating the NAVs of the Funds. If events that materially affect the value of the securities held by a Fund occur subsequent to the close of the securities market on which such securities are principally traded, then the affected securities will be valued at fair value as described above. Because the Funds own securities that trade primarily in foreign markets, which may trade on days when the Funds do not price their shares, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem shares of the Fund.


The Company offers A, B and C class shares of the GAM International Fund, GAM Pacific Basin Fund, GAM Europe Fund, GAM American Focus Fund, GAMerica Capital Fund and GAM Gabelli Long/Short Fund. The B class shares of these Funds are only available through exchanges with other Funds' B class shares, as described in "How to Exchange Shares" on page 60 and through reinvestment of dividends for existing B class shareholders.

Effective February 3, 2004, the Company is no longer accepting purchases of shares for the GAM Global Fund and GAM Japan Capital Fund. Shares of the Funds, as of February 3, 2004, will be issued for reinvestment of dividends for existing shareholders of the Funds, but no purchases or exchanges into these Funds will be accepted.

Also effective February 3, 2004, the Company is no longer accepting purchases of shares for D class shares of any Fund. The D Class of shares of the Funds, as of February 3, 2004, will be issued for reinvestment of dividends for existing D class shareholders, but no purchases or exchanges into the D Class of shares of any Fund will be accepted.


Each class involves different sales charges, features and expenses.


                                       52
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
                                                                          GAM(R)

--------------------------------------------------------------------------------

A, B, C AND D SHARE COMPARISON

------------------------------------------------------------------------------------------------------------------------------------
                  CLASS A                      CLASS B                      CLASS C                      CLASS D
TERMS             Offered at NAV plus a        Offered at NAV with no       Offered at NAV without a     Offered at NAV plus a
                  front-end sales charge       front-end sales charge,      front-end sales charge,      front-end sales charge
                                               but with a Contingent        but with a Contingent        which is lower than the
                                               Deferred Sales Charge        Deferred Sales Charge        sales charge on A Shares
                                               (CDSC) when shares           (CDSC) of 1.00% if shares
                                               are sold                     are sold within one year
                                                                            after purchase

------------------------------------------------------------------------------------------------------------------------------------


AVAILABILITY      All Funds except GAM         Only available through       All Funds except GAM         Only available for
                  Global Fund and GAM          exchanges of Class B         Global Fund and GAM          reinvestment of
                  Japan Capital Fund.          shares between Funds and     Japan Capital Fund.          dividends for current
                                               reinvestment of dividends                                 Class D shareholders
                                               for current Class B                                       of the GAM International,
                                               shareholders.                                             GAM Global, and GAM
                                                                                                         Pacific Basin Funds.

                                               Not available for exchange
                                               into the GAM Global Fund
                                               or the GAM Japan Capital
                                               Fund.


------------------------------------------------------------------------------------------------------------------------------------
ONGOING           Lower than Class B, C, or D  Higher than Class A or D     Higher than Class A or D     Higher than Class A shares,
EXPENSES                                                                                                 but lower than Class B or C
------------------------------------------------------------------------------------------------------------------------------------
APPROPRIATE       o Who prefer a single        o Who are existing           o Who want to                o Who are existing
FOR INVESTORS       front-end sales charge       Class B shareholders         invest all money             Class D shareholders
                                                                              immediately, with
                  o With a longer                                             no front-end sales
                    investment horizon                                        charge

                  o Who qualify for                                         o With a shorter
                    reduced sales charges                                     investment
                    on larger investments                                     horizon
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM           Unlimited                    $1,000,000                   $1,000,000                   Unlimited, though purchases
INVESTMENT                                     Your purchase of Class B     Your purchase of Class C     for more than $250,000
                                               Shares must be for less      Shares must be for less      should be for Class A
                                               than $1,000,000, because     than $1,000,000 because if   Shares as you would pay a
                                               if you invest $1,000,000 or  you invest $1,000,000 or     lower 12b-1 fee.
                                               more, you will pay less in   more, you will pay less in
                                               fees and charges if you buy  fees and charges if you buy
                                               Class A Shares.              Class A Shares.


                                       53
               GAM FUNDS INC PROSPECTUS / SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
III. Shareholder Information continued

--------------------------------------------------------------------------------

INFORMATION ABOUT THE REDUCTION OR WAIVER OF FRONT-END SALES CHARGES: FRONT-END SALES CHARGES MAY BE REDUCED BY:


o RIGHTS OF ACCUMULATION. This means that you may add the value of any shares you already own of the same class to the amount of your next investment in that class for purposes of calculating the sales charge. To determine if you qualify for a reduced sales charge, the amount of your current purchase is added to the current value of the shares of that class that you already own.


o STATEMENT OF INTENTION. This means you can declare your intention to purchase shares of the same class over a 13-month period and receive the same sales charge as if you had bought all the shares at once.


o COMBINATION PRIVILEGE. This means you may combine the value of any shares of more than one GAM Fund of the same class for purposes of calculating the sales charge. Also, you may combine the value of any shares purchased in your own account with the value of any shares of the same class purchased for your spouse or children under the age of 21.

You may need to provide your financial services firm or the Funds' transfer agent with certain information about your accounts and the accounts of related parties to take advantage of the front-end sales charge reductions described above. In certain instances, you may have to provide an account statement to verify that an account qualifies for inclusion in the calculation of the sales charge reduction. You also must provide your financial services firm or the Funds' transfer agent with information about eligible GAM Funds accounts held with other broker/dealers if you want these accounts to be used to calculate the sales charge reduction. Additional information about sales charge reductions is available in the Funds' SAI or from a broker or financial intermediary through which shares of the Funds are sold.


Please refer to the Purchase Application or consult with your financial services firm to take advantage of these purchase options.

FRONT-END SALES CHARGES MAY BE WAIVED...

o For GAM employees or others connected in designated ways to the firm, to its affiliates, or to its registered representatives. Please see the SAI for details.

o For large orders and purchases by eligible plans. Please see the SAI for details, including a description of the commissions GAM may advance to dealers for these purchases.

You need to notify your financial services firm or the Fund's transfer agent if you qualify for a waiver.

INFORMATION ABOUT CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CLASS A SHARES are subject to a front-end sales charge at the time of purchase. However, for certain purchases, the initial sales charge may be waived. Those purchases may be subject to a contingent deferred sales charge of 1% on shares sold within 12 months of purchase if GAM has paid a commission (not waived by the dealer) on the original purchase of shares.

CLASS B SHARES are subject to a CDSC on any sale of shares which drops the aggregate value of your Class B Share account below the aggregate amount you have invested during the years preceding your redemption. Class B shares may be converted into Class A shares after eight, six, four, three, or two years, depending on the amount of Class B Shares you purchased and when.

CLASS C SHARES are subject to a CDSC on any sale of shares which drops the aggregate value of your Class C Share account below the aggregate amount you have invested during the one year preceding your redemption.

CDSCS WILL BE WAIVED...

o When you sell off the profit from shares that have increased in value over certain periods (12 months for Class A, up to 6 years for Class B, 1 year for Class C).

o When you sell shares you have bought by reinvesting dividends or distributions, or that you have bought by exchanging shares of other GAM Funds.

Note: When the Funds determine whether or not you owe a CDSC at the time you sell shares, the Funds assume that the amounts described in the two points above are sold first.


                                       54
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
                                                                          GAM(R)

--------------------------------------------------------------------------------

SALES CHARGE SCHEDULES

FRONT-END SALES CHARGES ON CLASS A AND D SHARES

CLASS A SALES CHARGES
---------------------------------------------------------------------------------------------------------------------------
                                                               SALES CHARGE         SALES CHARGE         AMOUNT REALLOWED
                                                               (AS % OF             (AS % OF NET         TO DEALERS (AS %
PURCHASE AMOUNT                                                OFFERING PRICE)      AMOUNT INVESTED)     OF OFFERING PRICE)
Less than $50,000 ........................................          5.50%                  5.82%              5.00%
$50,000 to $99,999 .......................................          4.50                   4.71               4.00
$100,000 to $249,999 .....................................          3.50                   3.63               3.00
$250,000 to $499,999 .....................................          2.50                   2.56               2.00
$500,000 to $999,999 .....................................          2.00                   2.04               1.75
$1,000,000 and over (1) ..................................          None                   None               Up to 1.00(2)

(1) A CDSC of 1% of the shares' purchase price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within twelve months of purchase. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 10% of the value of the fund account under a Fund's Systematic Withdrawal Plan are not subject to this charge.

(2) GAM Services pays 1.00% to the dealer for sales of greater than $1 million but less than $3 million, 0.75% for sales of at least $3 million but less than $5 million, 0.50% for sales of at least $5 million but less than $50 million, and 0.25% for sales of $50 million or more.

Class A shares pay a 0.30% 12b-1 fee (of which 0.25% is reallowed to dealers).

CLASS D SALES CHARGES
---------------------------------------------------------------------------------------------------------------------------
                                                               SALES CHARGE         SALES CHARGE         AMOUNT REALLOWED
                                                               (AS % OF             (AS % OF NET         TO DEALERS (AS %
PURCHASE AMOUNT                                                OFFERING PRICE)      AMOUNT INVESTED)     OF OFFERING PRICE)
Up to $100,000 ...........................................          3.50%                  3.63%                2.50%
$100,000-$299,999 ........................................          2.50%                  2.56%                1.50%
$300,000-$599,999 ........................................          2.00%                  2.04%                1.00%

$600,000-$999,999 ........................................          1.50%                  1.52%                1.00%
$1,000,000 and over* .....................................          0.00%


Class D shares pay a 0.50% 12b-1 fee (all of which is reallowed to dealers). Class D shares are only available through reinvestment of dividends by current Class D shareholders.


*Purchases of $1 million or more should be for Class A shares. Please consult your financial services firm.


                                       55
               GAM FUNDS INC PROSPECTUS / SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
III. Shareholder Information continued

--------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES (CDSCs) ON CLASS B AND C SHARES

CLASS B SALES CHARGES
-------------------------------------------------------------------------------------------------------------------------
                                                             PERCENTAGE (BASED ON AMOUNT OF INVESTMENT)
                                                         BY WHICH THE SHARES' NET ASSET VALUE IS MULTIPLIED:
                                      -----------------------------------------------------------------------------------

                                          Less                  $100,000               $250,000                $500,000
IF YOU SELL CLASS B                       than                     to                     to                      to
SHARES WITHIN:                          $100,000                $249,999               $499,999                $999,999
                                        --------                --------               --------                --------
1st year since purchase ...........        5%                      3%                     3%                      2%
2nd year since purchase ...........        4%                      2%                     2%                      1%
3rd year since purchase ...........        3%                      2%                     1%                     None
4th year since purchase ...........        2%                      1%                    None                    None
5th year since purchase ...........        2%                     None                   None                    None
6th year since purchase ...........        1%                     None                   None                    None
7th year since purchase ...........       None                    None                   None                    None

IF YOU ARE ELIGIBLE FOR A COMPLETE WAIVER OF THE SALES CHARGE ON CLASS A SHARES BECAUSE YOU ARE INVESTING $1 MILLION OR MORE, YOU SHOULD PURCHASE CLASS A SHARES, WHICH HAVE LOWER ONGOING EXPENSES.


Class B shares are only available through reinvestment of dividends by current Class B shareholders and through exchanges of Class B shares of one Fund for Class B shares of another Fund (except into the GAM Global Fund and the GAM Japan Capital Fund), as described under "How to Exchange Shares."


Class B shares automatically convert to Class A shares after the end of the sixth year, if you purchase less than $100,000, after the end of the fourth year, if you purchase at least $100,000 but less than $250,000, after the end of the third year, if you purchase at least $250,000 but less than $500,000, and after the end of the second year, if you purchase $500,000 or more but less than $1 million. To qualify for the lower deferred sales charge and shorter conversion schedule, you must make the indicated investment as a single purchase.

Regardless of the amount of the investment, Prior Class B Shares (as defined below) are subject to a deferred sales charge at the time of redemption at the following percentages: (i) 5%, if shares are sold within the first year since purchase; (ii) 4%, if shares are sold within the second year since purchase;
(iii) 3%, if shares  are sold  within the third or fourth  year since  purchase;
(iv) 2%, if shares are sold within the fifth year since purchase; and (v) 1%, if shares are sold within the sixth year of purchase. Prior Class B Shares held longer than six years are not subject to a deferred sales charge and after eight years automatically convert to Class A shares, which have lower ongoing expenses.

Prior Class B Shares are Class B shares of the Funds purchased or acquired prior
to  January  30,  2002  and  exchanged   (including   exchanges  as  part  of  a
reorganization) for Class B shares of the Funds after January 30, 2002.

Class B shares pay a 1% 12b-1/service fee (of which 0.25% is reallowed to dealers beginning in year 2). No schedule detailing the amount of Class B commissions reallowed to dealers is included because the Class B shares are closed for new investments.

CLASS C SALES CHARGES
--------------------------------------------------------------------------------

THE YEAR YOU SELL SHARES                  1ST                  2ND & AFTER
C SHARES                                   1%                      0%

Dealer commission: 1% (Investment must be held at least 12 months).


                                       56
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
                                                                          GAM(R)

--------------------------------------------------------------------------------

CDSC WAIVERS (continued from pg. 54)

o For shares sold from the registered accounts of persons who have died or become disabled within one year after death or disability.

o For redemptions representing minimum required distributions from an IRA or other tax-qualified retirement plan to a shareholder who is over 70 1/2 years old. If a shareholder holds other investments in the same IRA or plan, then all investments must be distributed on a pro rata basis.

o For sales of shares from Qualified Retirement Plans that offer Funds managed by the Investment Advisors or Co-Investment Advisors to the Funds if the Plan is being fully "cashed out," with all assets distributed to its participants.

o For share sales under the Systematic Withdrawal Plan. No more than 10% per year of the account balance may be sold by Systematic Withdrawal, and the account must have a minimum $10,000 balance at the beginning of the Systematic Withdrawal Plan.

o     For exchanges between same share classes of other GAM Funds.

For detailed rules applicable to CDSC waivers, please read the SAI.

You need to notify your financial services firm or the Fund's transfer agent if you qualify for a waiver.

INFORMATION ABOUT 12b-1 FEES:

o The 12b-1 Plans adopted by the Fund for the Class A, Class B, Class C and Class D Shares permit the Fund to pay distribution fees for the sale and distribution of its shares.

o Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

INFORMATION ABOUT PROCESSING FEES

Financial services firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual financial services firm. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus and SAI. Your financial services firm will provide you with specific information about any processing or service fees you will be charged. Processing fees are charged by financial services firms and not the Funds.

HOW TO BUY SHARES

You may buy shares through your financial services firm, or you may buy shares directly by mail from Boston Financial Data Services ("BFDS"), the transfer agent for the Funds.

To buy shares directly by mail, complete the appropriate parts of the Purchase Application (included with this Prospectus). Make your check out in the appropriate amount to the order of "GAM Funds, Inc."

Send the application and check (U.S. dollars) to:

         GAM Funds, Inc.
         c/o BFDS
         P.O. Box 8264
         Boston, MA 02266-8264


You may pay for shares by wire transfer after you have mailed in your Purchase Application. To make your initial purchase by wire indicate the amount on the application. Call the customer service line at (800) 426-4685 to verify that your account has been established and to receive a reference number for your incoming wire purchase. Wire funds to:

State Street Bank & Trust Company
ABA# 011000028
Account# 9905-634-3
Credit GAM _______________ Fund (Fund Name)
(Account Registration)
(GAM Account Number)
Reference Number

Minimum investment amounts


Initial investment                                                        $5,000

Subsequent investment                                                        100

Initial IRA account investment                                             2,000

Subsequent IRA account investment                                            100


                                       57
               GAM FUNDS INC PROSPECTUS / SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
III. Shareholder Information continued

--------------------------------------------------------------------------------

At their discretion, the Funds may waive minimum investment requirements for custodial accounts, employee benefit plans or accounts opened under provisions of the Uniform Gifts to Minors Act (UGMA).

Each Fund reserves the right to refuse any order for the purchase of shares. Shareholders will be notified of any such action as required by law.

The Funds are not designed for professional market timing organizations, individuals, or entities using programmed or frequent exchanges or trades. Frequent exchanges or trades may be disruptive to the management of the Funds and can raise their expenses. The Funds' principal underwriter reserves the right to reject or restrict any specific purchase and exchange requests with respect to market timers and reserves the right to determine, in its sole discretion, that an individual, group or entity is or has acted as a market timer.


Transactions placed through the same financial intermediary on an omnibus account basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Transactions accepted by your financial intermediary and determined by a Fund's principal underwriter to constitute market timing are not deemed accepted by a Fund and may be cancelled or revoked by the Fund. Some investors own their shares in the Funds through omnibus accounts at a financial institution. In such cases, the Funds may not know the identity of individual beneficial owners of the Funds' shares, and may not be able to charge a redemption fee to the individuals actually redeeming Fund shares. However, GAM reviews all trading activity on behalf of omnibus accounts. If any abuses are detected, GAM will contact the intermediary to determine whether the policy of the Funds has been violated and to what degree. GAM may permanently or for a specific period of time bar any such accounts from further purchases of Fund shares.

The Funds do not charge a redemption fee to GAM's advisory clients where a client's portfolio consists of funds that are controlled by a GAM portfolio manager on a discretionary basis. GAM portfolio managers are prohibited from engaging in market timing activities with respect to the Funds unless a GAM mandated asset allocation is executed across accounts.

Each of GAM Global Fund, GAM International Fund, GAM Pacific Basin Fund, GAM Japan Capital Fund and GAM Europe Fund imposes a 1.00% redemption fee on shares redeemed (including in connection with an exchange) 90 days or less from their date of purchase. The redemption fee applies to Class A and D shares only.


The redemption fee is not a sales charge. Neither the Funds' principal underwriter, nor Fund management realizes any of these fees as revenue. The proceeds will be paid directly to the applicable Fund and therefore affect its NAV.

The Board of Directors of the Funds approved the redemption fee to limit the disruptive effects on the portfolio management of the Funds that result from "market timing" of Fund shares and to protect the interests of long-term shareholders. The redemption fee is intended to offset portfolio transaction costs and costs associated with erratic redemption activity, as well as the administrative costs associated with processing redemptions. The Board of Directors also approved resolutions that permit GIML and GAM USA upon proper notice to shareholders, to impose redemption fees on the GAMerica Capital Fund, the GAM American Focus Fund and/or the GAM Gabelli Long/Short Fund at their discretion, and to impose such fee on any class of shares established in the future which have a front-end sales charge.

The redemption fee is intended to offset portfolio transaction costs and costs associated with erratic redemption activity, as well as the administrative costs associated with processing redemptions. To the extent that the redemption fee applies, the price you will receive when you redeem your shares is the NAV next determined after receipt of your redemption request in good order, minus the redemption fee. For most shareholders, the redemption fee is applied only against the portion of your redemption proceeds that represents the lower of:
(i) the initial cost of the shares redeemed, and (ii) the NAV of the shares at the time of redemption, so that you will not pay a fee on amounts attributable to capital appreciation of your shares. However, certain recordkeepers may apply the redemption fee solely on the basis of the NAV of the shares at the time of redemption. See the SAI for further details. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Funds.


                                       58
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
                                                                          GAM(R)

--------------------------------------------------------------------------------

For the purpose of computing the redemption fee, redemptions by a shareholder to which the fee applies will be deemed to have been made in the following order:
(i) from shares purchased through the reinvestment of dividends and distributions paid by the Funds; and (ii) from all other shares, on a first-purchased, first-redeemed basis. Only shares described in clause (ii) above that are redeemed 90 days or less from their date of purchase will be subject to the redemption fee.

The Funds' principal underwriter may, at its discretion, waive the redemption fee upon the death or permanent disability of a shareholder.

HOW TO SELL SHARES

You may sell shares on any day the New York Stock Exchange is open, either through your financial services firm or directly, through BFDS, the Funds' transfer agent. Financial services firms must receive your sell order before 4:00 p.m. Eastern Time, and are responsible for furnishing all necessary documentation to the transfer agent.

TO SELL SHARES BY MAIL VIA THE TRANSFER AGENT

o Send a written request, indicating the Fund name, class of shares, number of shares or dollar amount to be sold, and signed by the person(s) whose name(s) appear on the account records, to the Funds' transfer agent.

      Send request to:
           GAM Funds, Inc.
           c/o BFDS
           P.O. Box 8264
           Boston, MA 02266-8264


o You will need a signature guarantee (a) if you sell shares worth $50,000 or more; (b) if you want the money from your sale to be paid to someone other than the registered account holder (usually, this means to someone other than yourself) or (c) if you want the money mailed to an address other than the address of record (usually some other address than your own). Only STAMP2000 Signature Guarantees bearing the STAMP2000 Medallion imprint will be accepted by the Funds' transfer agent. You can get a signature guarantee from most banks, from a member firm of a national stock exchange, or from another guarantor institution. A notary public is not acceptable. The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as ours. We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors - those include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

o     To obtain  the  guarantee,  you must take your  unsigned  document  to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.


o If you are required to provide a signature guarantee and live outside the United States, a foreign bank acceptable to the transfer agent may provide a signature guarantee. If such signature guarantee is not acceptable to the Funds' transfer agent, you may experience a delay in processing of the redemption. You may get a signature guarantee from a foreign bank which, for example, is an overseas branch of a United States bank, member firm of a stock exchange or has a branch office in the United States.

o If you sell shares as a corporation, agent, fiduciary, surviving joint owner, or individual retirement account holder, you will need extra documentation. Contact the Funds' transfer agent to make sure you include all required documents with your order.




                                       59
               GAM FUNDS INC PROSPECTUS / SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
III. Shareholder Information continued

--------------------------------------------------------------------------------

TO SELL SHARES BY PHONE VIA THE TRANSFER AGENT

To sell shares by telephone, you must have first selected the telephone redemption privilege, either on your initial Purchase Application, or later, before placing your sell order.

INVOLUNTARY REDEMPTIONS

Your account may be closed by the Fund if, because of withdrawals, its value falls below $1,000. With respect to involuntary redemptions:

o You will be asked by the Fund to buy more shares within 30 days to raise your account value above $1,000. If you do not do this, the Fund may redeem your account and send you the proceeds. You will not owe any CDSC on the proceeds of an involuntarily redeemed account.

o If you draw your account below $1,000 via the Systematic Withdrawal Plan (see "Account Services," below), your account will not be subject to involuntary redemption.

o Involuntary redemption does not apply to retirement accounts or accounts maintained by administrators in retirement plans.

o No account will be closed if its value drops below $1,000 because of Fund performance, or because of the payment of sales charges.

REINSTATEMENT PRIVILEGE

If you sell shares of a Fund, you may reinvest some or all of the proceeds within 60 days without a sales charge. For these rules to apply:

o You must reinvest in the same account or a new account, in the same class of shares.

o If you paid a CDSC at the time of sale, you will not be credited with the portion of the CDSC paid from the reinvested proceeds.

o     You will not be credited with any redemption fee you paid.

o You will need to notify the transfer agent if you are invoking this privilege.

HOW TO EXCHANGE SHARES


You may exchange shares of Class A, Class B or Class C of any Fund for shares of the same class of another GAM Fund (except the GAM Global Fund and the GAM Japan Capital Fund, but including the GAM Money Market Account). Generally, you will not pay any sales charge when making exchanges of shares for which an applicable sales charge has been paid. Exchanges may be done by phone or by mail. The GAM Money Market Account is an open-ended investment management company not offered through this Prospectus. For a free prospectus on the GAM Money Market Account, contact your advisor or call (800) 426-4685.


TO EXCHANGE SHARES BY PHONE VIA THE TRANSFER AGENT

Before you try to exchange shares by telephone, make sure you have this privilege. You must have selected it on your initial Purchase Application. If you don't have this privilege now, you can still get it by writing to the transfer agent at GAM Funds, Inc., c/o BFDS, P.O. Box 8264, Boston, MA 02266-8264.

TO EXCHANGE SHARES BY MAIL VIA THE TRANSFER AGENT

o Send a written request, indicating the Fund name, class of shares, number of shares or dollar amount to be exchanged, and signed by the person(s) whose name(s) appear on the account records, to the Funds' transfer agent.

      Send request to:
           GAM Funds, Inc.
           c/o BFDS
           P.O. Box 8264
           Boston, MA 02266-8264

o Send a new Purchase Application, showing the simultaneous purchase of new Fund shares. You can get a new Purchase Application by calling the Funds' transfer agent at 800-426-4685.

EXCHANGES TO OR FROM THE GAM MONEY MARKET ACCOUNT

o Shares of one GAM Fund may be exchanged for shares of the same class of another GAM Fund or for shares of the GAM Money Market Account.


                                       60
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
                                                                          GAM(R)

--------------------------------------------------------------------------------

o The GAM Money Market Account does not offer D shares. You may exchange a Fund's Class D shares for Class A shares of the GAM Money Market Account.

o Fund shares subject to a CDSC (i.e., Class B and Class C Shares) will be subject to the same CDSC after exchanging them for shares of the GAM Money Market Account. They will "age" from the original Fund purchase date.

LIMITS ON EXCHANGES

The exchange vehicle is not intended for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on shareholders. Each Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be notified of any such action as required by law.

ACCOUNT SERVICES

You may select the following account services on your Purchase Application, or at any time thereafter, in writing.

o     DIVIDEND REINVESTMENT

Automatic, unless you direct that your dividends be mailed to you.

o     SYSTEMATIC WITHDRAWAL PLAN

You may order a specific dollar amount sale of shares at regular intervals (monthly, quarterly, semi-annually or annually). $10,000 account minimum. The minimum is $100 per systematic withdrawal per Fund.

o     Automatic investment plan

You may order a specific dollar amount purchase of shares at regular intervals (monthly, quarterly, semi-annually or annually), with payments made electronically from an account you designate at a financial services institution. $100 minimum per automatic investment per Fund.

VOICE RESPONSE UNIT

You may access GAM Fund information through our phone inquiry system. You may select from a menu of choices that includes prices, dividends and capital gains, account balances and ordering duplicate statements.

TELEPHONE PRIVILEGES. Telephone requests may be recorded. The Funds' transfer agent has procedures in place to verify caller identity. Proceeds from telephone sales will be mailed only to your registered account address or transferred by wire or via the ACH (automated clearing house) to an account you designate when you establish this privilege. As long as the Fund and its transfer agent follow instructions communicated by telephone that were reasonably believed to be genuine at the time of their receipt, neither they nor any of their affiliates will be liable for any loss to the account holder caused by an unauthorized transaction.

Please contact you financial representative for further help with your account, or contact the Funds' transfer agent.

Contact:


         GAM Funds, Inc.
         c/o Boston Financial Data Services
         P.O. Box 8264
         Boston, MA 02266-8264
         (800) 426-4685


DIVIDENDS AND TAX MATTERS

So long as each Fund meets the requirements of a tax-qualified registered investment company, it pays no federal income tax on the earnings it distributes to shareholders. Each Fund intends to pay a semi-annual dividend representing its entire net investment income and to distribute all its realized net capital gains. In so doing, the Fund will avoid the imposition of any excise taxes.

Dividends, whether reinvested or taken as cash, are generally taxable. Dividends from capital gains are taxable at the rate applicable to the length of time the investments have been held by the Fund. Dividends from other sources are generally taxable as ordinary income.

After a Fund makes its semi-annual distribution, the value of each outstanding share will decrease by the amount of the distribution. If you buy shares immediately before the record date of the distribution, you will pay the full price for the shares, then receive some portion of the price back as a taxable dividend or capital gain distribution.

Form 1099 DIV and Tax Notice, mailed to you every January, details your distributions and their Federal tax category.

Normally, any sale or exchange of shares is a taxable event. Depending on your purchase price and sale price, you may have a gain or loss on the transaction. Please verify your tax liability with your tax professional. Consult the SAI for certain other tax consequences to shareholders.


                                       61
               GAM FUNDS INC PROSPECTUS / SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
IV. Financial Highlights                                                  GAM(R)

--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or for the life of the class of shares of the Fund, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Unless otherwise noted, the selected financial information below is for the fiscal periods ending December 31 of each year. The accounting firm PricewaterhouseCoopers LLP audited the Funds' financial statements for each of the five years ended December 31. Their report is included in the Funds' Annual Report.



GAM GLOBAL FUND


                                                                                     CLASS A SHARES
                                                               --------------------------------------------------------

                                                                  03          02          01          00           99
                                                               --------------------------------------------------------
NET ASSET VALUE,
     beginning of period                                       $ 12.11     $ 15.19     $ 17.53     $ 21.75      $ 19.04
                                                               -------     -------     -------     -------      -------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)                                  (0.29)      (0.26)      (0.23)      (0.26)       (0.13)
Net realized and unrealized gain/(loss) on investments            3.85       (2.82)      (2.11)      (3.31)        2.84
                                                               -------     -------     -------     -------      -------
Total from investment operations                                  3.56       (3.08)      (2.34)      (3.57)        2.71
                                                               -------     -------     -------     -------      -------

LESS DISTRIBUTIONS
Dividends from net investment income                                --          --          --          --           --
Distributions in excess of net investment income                    --          --          --       (0.48)          --
Distributions from net realized gains                               --          --          --       (0.17)          --
                                                               -------     -------     -------     -------      -------
Total distributions                                                 --          --          --       (0.65)          --
                                                               -------     -------     -------     -------      -------
Net asset value, end of period                                 $ 15.67     $ 12.11     $ 15.19     $ 17.53      $ 21.75
                                                               =======     =======     =======     =======      =======

TOTAL RETURN
Total return for the period*

     (without deduction of sales charge)                         29.40%     (20.28)%    (13.35)%    (16.34)%      14.23%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)                                    $   9.7     $  10.3     $    15     $    31      $    67
Ratio of expenses to average net assets                           3.72%       3.22%       2.72%       2.13%        1.89%
Ratio of net investment income/(loss) to average net assets      (2.19)%     (1.91)%     (1.52)%     (1.34)%      (0.69)%
Portfolio turnover rate                                             33%         78%         58%        199%         107%

                                                                                   CLASS B SHARES
                                                               --------------------------------------------------------

                                                                  03          02          01          00           99
                                                               --------------------------------------------------------
NET ASSET VALUE,
     beginning of period                                       $ 11.89     $ 15.05     $ 17.50     $ 21.66      $ 19.11
                                                               -------     -------     -------     -------      -------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)                                  (0.39)      (0.38)      (0.36)      (0.40)       (0.30)
Net realized and unrealized gain/(loss) on investments            3.75       (2.78)      (2.09)      (3.29)        2.85
                                                               -------     -------     -------     -------      -------
Total from investment operations                                  3.36       (3.16)      (2.45)      (3.69)        2.55
                                                               -------     -------     -------     -------      -------

LESS DISTRIBUTIONS
Dividends from net investment income                                --          --          --          --           --
Distributions in excess of net investment income                    --          --          --       (0.30)          --
Distributions from net realized gains                               --          --          --       (0.17)          --
                                                               -------     -------     -------     -------      -------
Total distributions                                                 --          --          --       (0.47)          --
                                                               -------     -------     -------     -------      -------
Net asset value, end of period                                 $ 15.25     $ 11.89     $ 15.05     $ 17.50      $ 21.66
                                                               =======     =======     =======     =======      =======

TOTAL RETURN
Total return for the period*

     (without deduction of sales charge)                         28.26%     (21.00)%    (14.00)%    (16.96)%      13.34%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)                                    $   2.3     $   2.2     $     4     $     6      $     9
Ratio of expenses to average net assets                           4.59%       4.16%       3.58%       2.92%        2.76%
Ratio of net investment income/(loss) to average net assets      (3.07)%     (2.86)%     (2.37)%     (2.11)%      (1.61)%
Portfolio turnover rate                                             33%         78%         58%        199%         107%

                                                                                    CLASS C SHARES
                                                               --------------------------------------------------------

                                                                  03          02          01          00           99
                                                               --------------------------------------------------------
NET ASSET VALUE,
     beginning of period                                       $ 11.85     $ 15.06     $ 17.53     $ 21.63      $ 19.10
                                                               -------     -------     -------     -------      -------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)                                  (0.45)      (0.42)      (0.39)      (0.41)       (0.30)
Net realized and unrealized gain/(loss) on investments            3.74       (2.79)      (2.08)      (3.27)        2.83
                                                               -------     -------     -------     -------      -------
Total from investment operations                                  3.29       (3.21)      (2.47)      (3.68)        2.53
                                                               -------     -------     -------     -------      -------

LESS DISTRIBUTIONS
Dividends from net investment income                                --          --          --          --           --
Distributions in excess of net investment income                    --          --          --       (0.25)          --
Distributions from net realized gains                               --          --          --       (0.17)          --
                                                               -------     -------     -------     -------      -------
Total distributions                                                 --          --          --       (0.42)          --
                                                               -------     -------     -------     -------      -------
Net asset value, end of period                                 $ 15.14     $ 11.85     $ 15.06     $ 17.53      $ 21.63
                                                               =======     =======     =======     =======      =======

TOTAL RETURN
Total return for the period*

     (without deduction of sales charge)                         27.76%     (21.31)%    (14.09)%    (16.97)%      13.25%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)                                    $   1.3     $  1.30     $     2     $     3      $     8
Ratio of expenses to average net assets                           5.04%       4.47%       3.74%       2.95%        2.77%
Ratio of net investment income/(loss) to average net assets      (3.52)%     (3.16)%     (2.53)%     (2.16)%      (1.62)%
Portfolio turnover rate                                             33%         78%         58%        199%         107%

                                                                                   CLASS D SHARES
                                                               --------------------------------------------------------

                                                                  03          02          01          00           99
                                                               --------------------------------------------------------
NET ASSET VALUE,
     beginning of period                                       $ 11.74     $ 14.95     $ 17.36     $ 21.41      $ 18.79
                                                               -------     -------     -------     -------      -------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)                                  (0.56)      (0.45)      (0.33)      (0.33)       (0.18)
Net realized and unrealized gain/(loss) on investments            3.67       (2.76)      (2.08)      (3.23)        2.80
                                                               -------     -------     -------     -------      -------
Total from investment operations                                  3.11       (3.21)      (2.41)      (3.56)        2.62
                                                               -------     -------     -------     -------      -------

LESS DISTRIBUTIONS
Dividends from net investment income                                --          --          --          --           --
Distributions in excess of net investment income                    --          --          --       (0.32)          --
Distributions from net realized gains                               --          --          --       (0.17)          --
                                                               -------     -------     -------     -------      -------
Total distributions                                                 --          --          --       (0.49)          --
                                                               -------     -------     -------     -------      -------
Net asset value, end of period                                 $ 14.85     $ 11.74     $ 14.95     $ 17.36      $ 21.41
                                                               =======     =======     =======     =======      =======

TOTAL RETURN
Total return for the period*

     (without deduction of sales charge)                         26.49%     (21.47)%    (13.88)%    (16.57)%      13.94%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)                                    $   0.5     $   0.5     $     1     $     2      $     6
Ratio of expenses to average net assets                           6.03%       4.70%       3.35%       2.51%        2.16%
Ratio of net investment income/(loss) to average net assets      (4.49)%     (3.39)%     (2.14)%     (1.76)%      (0.98)%
Portfolio turnover rate                                             33%         78%         58%        199%         107%

(a) Net investment income per share has been determined based on the weighted average shares outstanding method.
* Total return calculated for a period of less than one year is not annualized.



                                     62 & 63
                 GAM FUNDS INC PROSPECTUS / FINANCIAL HIGHLIGHTS
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
IV. Financial Highlights continued                                        GAM(R)

--------------------------------------------------------------------------------

GAM INTERNATIONAL FUND


                                                                                       CLASS A SHARES
                                                               -------------------------------------------------------------

                                                                   03           02           01           00           99
                                                               -------------------------------------------------------------
NET ASSET VALUE,
     beginning of period                                       $   12.79    $   15.11    $   20.02    $   32.16    $   30.06
                                                               ---------    ---------    ---------    ---------    ---------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)                                     0.05         0.02        (0.03)       (0.23)        0.17
Net realized and unrealized gain/(loss) on investments              3.97        (2.35)       (4.88)       (7.07)        1.93
                                                               ---------    ---------    ---------    ---------    ---------
Total from investment operations                                    4.02        (2.33)       (4.91)       (7.30)        2.10
                                                               ---------    ---------    ---------    ---------    ---------

LESS DISTRIBUTIONS
Dividends from net investment income                               (0.16)          --           --        (2.82)          --
Distributions in excess of net investment income                      --           --           --        (2.02)          --
Distributions from net realized gains                                 --           --           --           --           --
                                                               ---------    ---------    ---------    ---------    ---------
Total distributions                                                (0.16)          --           --        (4.84)          --
                                                               ---------    ---------    ---------    ---------    ---------
Redemption fees(a)                                                    --         0.01           --           --           --
                                                               ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                                 $   16.65    $   12.79    $   15.11    $   20.02    $   32.16
                                                               =========    =========    =========    =========    =========

TOTAL RETURN
Total return for the period*
     (without deduction of sales charge)                           31.44%      (15.35)%     (24.53)%     (22.74)%       6.99%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)                                    $   101.4    $     109    $     190    $     440    $   1,271
Ratio of expenses to average net assets                             2.38%        2.25%        2.01%        1.90%        1.76%
Ratio of net investment income/(loss) to average net assets         0.41%        0.17%       (0.16)%      (0.86)%       0.62%
Portfolio turnover rate                                               78%          55%         105%         180%         117%

                                                                                     CLASS B SHARES
                                                               -----------------------------------------------------------

                                                                   03          02          01           00           99
                                                               -----------------------------------------------------------
NET ASSET VALUE,
     beginning of period                                       $   12.77   $   15.21   $   20.28    $   32.31    $   30.41
                                                               ---------   ---------   ---------    ---------    ---------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)                                    (0.04)      (0.07)      (0.14)       (0.38)       (0.07)
Net realized and unrealized gain/(loss) on investments              3.93       (2.37)      (4.93)       (7.09)        1.97
                                                               ---------   ---------   ---------    ---------    ---------
Total from investment operations                                    3.89       (2.44)      (5.07)       (7.47)        1.90
                                                               ---------   ---------   ---------    ---------    ---------

LESS DISTRIBUTIONS
Dividends from net investment income                               (0.05)         --          --        (2.71)          --
Distributions in excess of net investment income                      --          --          --        (1.85)          --
Distributions from net realized gains                                 --          --          --           --           --
                                                               ---------   ---------   ---------    ---------    ---------
Total distributions                                                (0.05)         --          --        (4.56)          --
                                                               ---------   ---------   ---------    ---------    ---------
Redemption fees(a)                                                    --          --          --           --           --
                                                               ---------   ---------   ---------    ---------    ---------
Net asset value, end of period                                 $   16.61   $   12.77   $   15.21    $   20.28    $   32.31
                                                               =========   =========   =========    =========    =========

TOTAL RETURN
Total return for the period*
     (without deduction of sales charge)                           30.51%     (16.04)%    (25.00)%     (23.22)%       6.25%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)                                    $    11.2   $      11   $      18    $      35    $      72
Ratio of expenses to average net assets                             3.07%       2.94%       2.67%        2.51%        2.48%
Ratio of net investment income/(loss) to average net assets        (0.29)%     (0.53)%     (0.83)%      (1.44)%      (0.24)%
Portfolio turnover rate                                               78%         55%        105%         180%         117%

                                                                                     CLASS C SHARES
                                                               -----------------------------------------------------------

                                                                   03          02          01           00           99
                                                               -----------------------------------------------------------
NET ASSET VALUE,
     beginning of period                                       $   12.88   $   15.35   $   20.47    $   32.29    $   30.37
                                                               ---------   ---------   ---------    ---------    ---------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)                                    (0.05)      (0.08)      (0.14)       (0.40)       (0.05)
Net realized and unrealized gain/(loss) on investments              3.96       (2.39)      (4.98)       (7.08)        1.97
                                                               ---------   ---------   ---------    ---------    ---------
Total from investment operations                                    3.91       (2.47)      (5.12)       (7.48)        1.92
                                                               ---------   ---------   ---------    ---------    ---------

LESS DISTRIBUTIONS
Dividends from net investment income                               (0.03)         --          --        (2.58)          --
Distributions in excess of net investment income                      --          --          --        (1.76)          --
Distributions from net realized gains                                 --          --          --           --           --
                                                               ---------   ---------   ---------    ---------    ---------
Total distributions                                                (0.03)         --          --        (4.34)          --
                                                               ---------   ---------   ---------    ---------    ---------
Redemption fees(a)                                                    --          --          --           --           --
                                                               ---------   ---------   ---------    ---------    ---------
Net asset value, end of period                                 $   16.76   $   12.88   $   15.35    $   20.47    $   32.29
                                                               =========   =========   =========    =========    =========

TOTAL RETURN
Total return for the period*
     (without deduction of sales charge)                           30.34%     (16.09)%    (25.01)%     (23.25)%       6.32%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)                                    $     6.0   $       7   $      12    $      28    $      80
Ratio of expenses to average net assets                             3.18%       2.99%       2.71%        2.54%        2.48%
Ratio of net investment income/(loss) to average net assets        (0.39)%     (0.57)%     (0.85)%      (1.48)%      (0.19)%
Portfolio turnover rate                                               78%         55%        105%         180%         117%

                                                                                     CLASS D SHARES
                                                               ------------------------------------------------------------

                                                                   03           02          01           00           99
                                                               ------------------------------------------------------------
NET ASSET VALUE,
     beginning of period                                       $   12.63    $   15.00   $   19.90    $   31.96    $   29.92
                                                               ---------    ---------   ---------    ---------    ---------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)                                     0.02        (0.03)      (0.06)       (0.25)        0.09
Net realized and unrealized gain/(loss) on investments              3.90        (2.34)      (4.84)       (7.02)        1.95
                                                               ---------    ---------   ---------    ---------    ---------
Total from investment operations                                    3.92        (2.37)      (4.90)       (7.27)        2.04
                                                               ---------    ---------   ---------    ---------    ---------

LESS DISTRIBUTIONS
Dividends from net investment income                               (0.11)          --          --        (2.81)          --
Distributions in excess of net investment income                      --           --          --        (1.98)          --
Distributions from net realized gains                                 --           --          --           --           --
                                                               ---------    ---------   ---------    ---------    ---------
Total distributions                                                (0.11)          --          --        (4.79)          --
                                                               ---------    ---------   ---------    ---------    ---------
Redemption fees(a)                                                    --           --          --           --           --
                                                               ---------    ---------   ---------    ---------    ---------
Net asset value, end of period                                 $   16.44    $   12.63   $   15.00    $   19.90    $   31.96
                                                               =========    =========   =========    =========    =========

TOTAL RETURN
Total return for the period*
     (without deduction of sales charge)                           31.10%      (15.80)%    (24.62)%     (22.82)%       6.82%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)                                    $     6.8    $       7   $      13    $      34    $     101
Ratio of expenses to average net assets                             2.64%        2.63%       2.19%        2.01%        1.94%
Ratio of net investment income/(loss) to average net assets         0.14%       (0.23)%     (0.38)%      (0.96)%       0.34%
Portfolio turnover rate                                              785%          55%        105%         180%         117%

(a) Net investment income and redemption fees per share have been determined based on the weighted average shares outstanding method.
* Total return calculated for a period of less than one year is not annualized.



                                     64 & 65
                 GAM FUNDS INC PROSPECTUS / FINANCIAL HIGHLIGHTS
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
IV. Financial Highlights continued                                        GAM(R)

--------------------------------------------------------------------------------

GAM PACIFIC BASIN FUND


                                                                                   CLASS A SHARES
                                                               ------------------------------------------------------

                                                                 03          02          01          00          99
                                                               ------------------------------------------------------
NET ASSET VALUE,
     beginning of period                                       $ 6.92      $ 7.90      $ 9.57      $14.17      $ 8.23
                                                               ------      ------      ------      ------      ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)                                 (0.01)      (0.12)      (0.11)      (0.06)      (0.04)
Net realized and unrealized gain/(loss) on investments           2.34       (0.86)      (1.56)      (3.19)       6.19
                                                               ------      ------      ------      ------      ------
Total from investment operations                                 2.33       (0.98)      (1.67)      (3.25)       6.15
                                                               ------      ------      ------      ------      ------

LESS DISTRIBUTIONS
Dividends from net investment income                            (0.22)         --          --       (1.35)      (0.01)
Distributions in excess of net investment income                   --          --          --          --       (0.20)
Distributions from net realized gains                              --          --          --          --          --
                                                               ------      ------      ------      ------      ------
Total distributions                                             (0.22)         --          --       (1.35)      (0.21)
                                                               ------      ------      ------      ------      ------
Redemption fees(a)                                               0.01          --          --          --          --
                                                               ------      ------      ------      ------      ------
Net asset value, end of period                                 $ 9.04      $ 6.92      $ 7.90      $ 9.57      $14.17
                                                               ======      ======      ======      ======      ======

TOTAL RETURN
Total return for the period*

     (without deduction of sales charge)                        33.83%     (12.41)%    (17.45)%    (23.21)%     74.91%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)                                    $ 11.2      $  7.2      $    8      $   15      $   47
Ratio of expenses to average net assets(b)                       3.07%       3.70%       3.37%       2.20%       2.26%
Ratio of net investment income/(loss) to average net assets     (0.19)%     (1.58)%     (1.26)%     (0.54)%     (0.42)%
Portfolio turnover rate                                            36%         38%         51%         51%         63%

                                                                                   CLASS B SHARES
                                                               ------------------------------------------------------

                                                                 03          02          01          00          99
                                                               ------------------------------------------------------
NET ASSET VALUE,
     beginning of period                                       $ 7.07      $ 8.21      $10.04      $14.89      $ 8.96
                                                               ------      ------      ------      ------      ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)                                 (0.12)      (0.26)      (0.21)      (0.17)      (0.19)
Net realized and unrealized gain/(loss) on investments           2.38       (0.88)      (1.62)      (3.33)       6.26
                                                               ------      ------      ------      ------      ------
Total from investment operations                                 2.26       (1.14)      (1.83)      (3.50)       6.07
                                                               ------      ------      ------      ------      ------

LESS DISTRIBUTIONS
Dividends from net investment income                            (0.11)         --          --       (1.35)         --
Distributions in excess of net investment income                   --          --          --          --       (0.14)
Distributions from net realized gains                              --          --          --          --          --
                                                               ------      ------      ------      ------      ------
Total distributions                                             (0.11)         --          --       (1.35)      (0.14)
                                                               ------      ------      ------      ------      ------
Redemption fees(a)                                                 --          --          --          --          --
                                                               ------      ------      ------      ------      ------
Net asset value, end of period                                 $ 9.22      $ 7.07      $ 8.21      $10.04      $14.89
                                                               ======      ======      ======      ======      ======

TOTAL RETURN
Total return for the period*

     (without deduction of sales charge)                        32.01%     (13.89)%    (18.23)%    (23.80)%     67.89%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)                                    $  0.8      $  0.7      $    1      $    3      $    6
Ratio of expenses to average net assets(b)                       4.39%       5.33%       4.40%       3.07%       3.48%
Ratio of net investment income/(loss) to average net assets     (1.53)%     (3.22)%     (2.33)%     (1.39)%     (1.59)%
Portfolio turnover rate                                            36%         38%         51%         51%         63%

                                                                                   CLASS C SHARES
                                                               ------------------------------------------------------

                                                                 03          02          01          00          99
                                                               ------------------------------------------------------
NET ASSET VALUE,
     beginning of period                                       $ 5.87      $ 6.97      $ 8.70      $13.21      $ 8.12
                                                               ------      ------      ------      ------      ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)                                 (0.19)      (0.38)      (0.33)      (0.21)      (0.39)
Net realized and unrealized gain/(loss) on investments           1.90       (0.72)      (1.40)      (2.95)       5.51
                                                               ------      ------      ------      ------      ------
Total from investment operations                                 1.71       (1.10)      (1.73)      (3.16)       5.12
                                                               ------      ------      ------      ------      ------

LESS DISTRIBUTIONS
Dividends from net investment income                            (0.08)         --          --       (1.35)         --
Distributions in excess of net investment income                   --          --          --          --       (0.03)
Distributions from net realized gains                              --          --          --          --          --
                                                               ------      ------      ------      ------      ------
Total distributions                                             (0.08)         --          --       (1.35)      (0.03)
                                                               ------      ------      ------      ------      ------
Redemption fees(a)                                                 --          --          --          --          --
                                                               ------      ------      ------      ------      ------
Net asset value, end of period                                 $ 7.50      $ 5.87      $ 6.97      $ 8.70      $13.21
                                                               ======      ======      ======      ======      ======

TOTAL RETURN
Total return for the period*

     (without deduction of sales charge)                        29.23%     (15.78)%    (19.89)%    (24.28)%     63.15%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)                                    $  0.5      $  0.2      $ 0.31      $ 0.46      $    2
Ratio of expenses to average net assets(b)                       5.76%       7.69%       6.43%       3.65%       5.57%
Ratio of net investment income/(loss) to average net assets     (2.95)%     (5.58)%     (4.32)%     (2.00)%     (3.82)%
Portfolio turnover rate                                            36%         38%         51%         51%         63%

                                                                                  CLASS D SHARES
                                                               ------------------------------------------------------

                                                                 03          02          01          00          99
                                                               ------------------------------------------------------
NET ASSET VALUE,
     beginning of period                                       $ 6.50      $ 7.60      $ 9.33      $13.95      $ 8.11
                                                               ------      ------      ------      ------      ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)                                 (0.16)      (0.28)      (0.22)      (0.14)      (0.16)
Net realized and unrealized gain/(loss) on investments           2.19       (0.82)      (1.51)      (3.13)       6.13
                                                               ------      ------      ------      ------      ------
Total from investment operations                                 2.03       (1.10)      (1.73)      (3.27)       5.97
                                                               ------      ------      ------      ------      ------

LESS DISTRIBUTIONS
Dividends from net investment income                            (0.06)         --          --       (1.35)         --
Distributions in excess of net investment income                   --          --          --          --       (0.13)
Distributions from net realized gains                              --          --          --          --          --
                                                               ------      ------      ------      ------      ------
Total distributions                                             (0.06)         --          --       (1.35)      (0.13)
                                                               ------      ------      ------      ------      ------
Redemption fees(a)                                                 --          --          --          --          --
                                                               ------      ------      ------      ------      ------
Net asset value, end of period                                 $ 8.47      $ 6.50      $ 7.60      $ 9.33      $13.95
                                                               ======      ======      ======      ======      ======

TOTAL RETURN
Total return for the period*

     (without deduction of sales charge)                        31.23%     (14.47)%    (18.54)%    (23.75)%     73.71%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)                                    $  0.4      $ 0.30      $ 0.52      $    1      $    2
Ratio of expenses to average net assets(b)                       5.12%       5.94%       4.73%       2.95%       2.89%
Ratio of net investment income/(loss) to average net assets     (2.25)%     (3.84)%     (2.62)%     (1.28)%     (1.55)%
Portfolio turnover rate                                            36%         38%         51%         51%         63%

(a) Net investment income and redemption fees per share has been determined based on the weighted average shares outstanding method.
(b) After reimbursement by the Advisor. Had management not undertaken such action the annualized ratio of expenses to average net asses would have been 3.48%, 4.87%, 6.66% and 5.72% for Class A, B, C and D, respectively.
* Total return calculated for a period of less than one year is not annualized.



                                     66 & 67
                 GAM FUNDS INC PROSPECTUS / FINANCIAL HIGHLIGHTS
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
IV. Financial Highlights continued                                        GAM(R)

--------------------------------------------------------------------------------

GAM JAPAN CAPITAL FUND


                                                                                          CLASS A
                                                               ---------------------------------------------------------

                                                                  03           02           01          00          99
                                                               ---------------------------------------------------------
NET ASSET VALUE,
     beginning of period                                       $  4.67      $  5.71      $  7.44     $ 13.85     $  7.65
                                                               -------      -------      -------     -------     -------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)                                  (0.18)       (0.18)       (0.17)      (0.17)      (0.14)
Net realized and unrealized gain/(loss) on investments            1.88        (0.87)       (1.56)      (4.05)       6.77
                                                               -------      -------      -------     -------     -------
Total from investment operations                                  1.70        (1.05)       (1.73)      (4.22)       6.63
                                                               -------      -------      -------     -------     -------

LESS DISTRIBUTIONS
Dividends from net investment income                                --           --           --       (1.29)         --
Distributions in excess of net investment income                    --           --           --          --       (0.43)
Distributions from net realized gains                               --           --           --       (0.90)         --
                                                               -------      -------      -------     -------     -------
Total distributions                                                 --           --           --       (2.19)      (0.43)
                                                               -------      -------      -------     -------     -------
Redemption fees(a)                                                0.02         0.01           --          --          --
                                                               -------      -------      -------     -------     -------
Net asset value, end of period                                 $  6.39      $  4.67      $  5.71     $  7.44     $ 13.85
                                                               =======      =======      =======     =======     =======

TOTAL RETURN
Total return for the period*
     (without deduction of sales charge)                         36.83%      (18.21)%     (23.25)%    (32.30)%     87.05%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)                                    $     6      $     5      $     8     $    19     $    67
Ratio of expenses to average net assets                           4.66%        4.19%        3.35%       2.07%       2.06%
Ratio of net investment income/(loss) to average net assets      (3.65)%      (3.33)%      (2.55)%     (1.45)%     (1.38)%
Portfolio turnover rate                                            127%         103%          82%         48%         77%

                                                                                         CLASS B
                                                               ---------------------------------------------------------

                                                                  03           02           01          00          99
                                                               ---------------------------------------------------------
NET ASSET VALUE,
     beginning of period                                       $  4.74      $  5.92      $  7.76     $ 14.45     $  8.11
                                                               -------      -------      -------     -------     -------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)                                  (0.26)       (0.29)       (0.28)      (0.29)      (0.34)
Net realized and unrealized gain/(loss) on investments            1.88        (0.89)       (1.56)      (4.21)       6.98
                                                               -------      -------      -------     -------     -------
Total from investment operations                                  1.62        (1.18)       (1.84)      (4.50)       6.64
                                                               -------      -------      -------     -------     -------

LESS DISTRIBUTIONS
Dividends from net investment income                                --           --           --       (1.29)         --
Distributions in excess of net investment income                    --           --           --          --       (0.30)
Distributions from net realized gains                               --           --           --       (0.90)         --
                                                               -------      -------      -------     -------     -------
Total distributions                                                 --           --           --       (2.19)      (0.30)
                                                               -------      -------      -------     -------     -------
Redemption fees(a)                                                  --           --           --          --          --
                                                               -------      -------      -------     -------     -------
Net asset value, end of period                                 $  6.36      $  4.74      $  5.92     $  7.76     $ 14.45
                                                               =======      =======      =======     =======     =======

TOTAL RETURN
Total return for the period*
     (without deduction of sales charge)                         34.18%      (19.93)%     (23.71)%    (32.94)%     82.18%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)                                    $  0.70      $     1      $     1     $     1     $     3
Ratio of expenses to average net assets                           6.13%        6.10%        4.74%       3.06%       3.80%
Ratio of net investment income/(loss) to average net assets      (5.11)%      (5.25)%      (4.00)%     (2.46)%     (3.16)%
Portfolio turnover rate                                            127%         103%          82%         48%         77%

                                                                                         CLASS C
                                                               ---------------------------------------------------------

                                                                  03           02           01          00          99
                                                               ---------------------------------------------------------
NET ASSET VALUE,
     beginning of period                                       $  4.67      $  5.95      $  7.88     $ 14.65     $  8.12
                                                               -------      -------      -------     -------     -------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)                                  (0.35)       (0.40)       (0.36)      (0.32)      (0.34)
Net realized and unrealized gain/(loss) on investments            1.83        (0.88)       (1.57)      (4.26)       7.09
                                                               -------      -------      -------     -------     -------
Total from investment operations                                  1.48        (1.28)       (1.93)      (4.58)       6.75
                                                               -------      -------      -------     -------     -------

LESS DISTRIBUTIONS
Dividends from net investment income                                --           --           --       (1.29)         --
Distributions in excess of net investment income                    --           --           --          --       (0.22)
Distributions from net realized gains                               --           --           --       (0.90)         --
                                                               -------      -------      -------     -------     -------
Total distributions                                                 --           --           --       (2.19)      (0.22)
                                                               -------      -------      -------     -------     -------
Redemption fees(a)                                                  --           --           --          --          --
                                                               -------      -------      -------     -------     -------
Net asset value, end of period                                 $  6.15      $  4.67      $  5.95     $  7.88     $ 14.65
                                                               =======      =======      =======     =======     =======

TOTAL RETURN
Total return for the period*
     (without deduction of sales charge)                         31.69%      (21.51)%     (24.49)%    (33.05)%     83.30%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)                                    $   0.3      $   0.2      $  0.32     $     1     $     2
Ratio of expenses to average net assets                           8.07%        8.10%        5.67%       3.21%       3.94%
Ratio of net investment income/(loss) to average net assets      (6.98)%      (7.26)%      (4.95)%     (2.60)%     (3.21)%
Portfolio turnover rate                                            127%         103%          82%         48%         77%

(a) Net investment income and redemption fees per share have been determined based on the weighted average shares outstanding method.
* Total return calculated for a period of less than one year is not annualized.



                                     68 & 69
                 GAM FUNDS INC PROSPECTUS / FINANCIAL HIGHLIGHTS
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
IV. Financial Highlights continued                                        GAM(R)

--------------------------------------------------------------------------------

GAM EUROPE FUND


                                                                                    CLASS A SHARES
                                                               --------------------------------------------------------

                                                                  03          02          01          00           99
                                                               --------------------------------------------------------
NET ASSET VALUE,
     beginning of period                                       $  8.10     $  9.57     $ 12.18     $ 13.08      $ 12.63
                                                               -------     -------     -------     -------      -------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)                                  (0.02)      (0.02)      (0.07)      (0.12)       (0.09)
Net realized and unrealized gain/(loss) on investments            2.54       (1.45)      (2.52)       0.67         1.96
                                                               -------     -------     -------     -------      -------
Total from investment operations                                  2.52       (1.47)      (2.59)       0.55         1.87
                                                               -------     -------     -------     -------      -------

LESS DISTRIBUTIONS
Dividends from net investment income                                --          --          --          --           --
Distributions from net realized gains                               --          --       (0.02)      (1.45)       (1.42)
                                                               -------     -------     -------     -------      -------
Total distributions                                                 --          --       (0.02)      (1.45)       (1.42)
                                                               -------     -------     -------     -------      -------
Net asset value, end of period                                 $ 10.62     $  8.10     $  9.57     $ 12.18      $ 13.08
                                                               =======     =======     =======     =======      =======

TOTAL RETURN
Total return for the period*
     (without deduction of sales charge)                         31.11%     (15.36)%    (21.29)%      4.61%       16.21%

RATIOS/SUPPLEMENTAL DATA
Rotal net assets (millions)                                    $  22.8     $    18     $    20     $    24      $    20
Ratio of expenses to average net assets                           2.84%       2.58%       2.72%       2.49%        2.48%
Ratio of net investment income/(loss) to average net assets      (0.22)%     (0.21)%     (0.66)%     (0.86)%      (0.79)%
Portfolio turnover rate                                             94%         65%         92%        194%         109%

                                                                                    CLASS B SHARES
                                                               --------------------------------------------------------

                                                                  03          02          01          00           99
                                                               --------------------------------------------------------
NET ASSET VALUE,
     beginning of period                                       $  7.86     $  9.40     $ 12.06     $ 13.08      $ 12.82
                                                               -------     -------     -------     -------      -------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)                                  (0.10)      (0.11)      (0.17)      (0.25)       (0.29)
Net realized and unrealized gain/(loss) on investments            2.44       (1.43)      (2.47)       0.68         1.97
                                                               -------     -------     -------     -------      -------
Total from investment operations                                  2.34       (1.54)      (2.64)       0.43         1.68
                                                               -------     -------     -------     -------      -------

LESS DISTRIBUTIONS
Dividends from net investment income                                --          --          --          --           --
Distributions from net realized gains                               --          --       (0.02)      (1.45)       (1.42)
                                                               -------     -------     -------     -------      -------
Total distributions                                                 --          --       (0.02)      (1.45)       (1.42)
                                                               -------     -------     -------     -------      -------
Net asset value, end of period                                 $ 10.20     $  7.86     $  9.40     $ 12.06      $ 13.08
                                                               =======     =======     =======     =======      =======

TOTAL RETURN
Total return for the period*
     (without deduction of sales charge)                         29.77%     (16.38)%    (21.91)%      3.68%       14.48%

RATIOS/SUPPLEMENTAL DATA
Rotal net assets (millions)                                    $   1.4     $   1.5     $     3     $     4      $     2
Ratio of expenses to average net assets                           3.85%       3.68%       3.62%       3.39%        4.17%
Ratio of net investment income/(loss) to average net assets      (1.19)%     (1.27)%     (1.64)%     (1.80)%      (2.41)%
Portfolio turnover rate                                             94%         65%         92%        194%         109%

                                                                                   CLASS C SHARES
                                                               --------------------------------------------------------

                                                                  03          02          01          00           99
                                                               --------------------------------------------------------
NET ASSET VALUE,
     beginning of period                                       $  7.38     $  9.00     $ 11.66     $ 12.77      $ 12.70
                                                               -------     -------     -------     -------      -------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)                                  (0.29)      (0.26)      (0.24)      (0.33)       (0.43)
Net realized and unrealized gain/(loss) on investments            2.23       (1.36)      (2.40)       0.67         1.92
                                                               -------     -------     -------     -------      -------
Total from investment operations                                  1.94       (1.62)      (2.64)       0.34         1.49
                                                               -------     -------     -------     -------      -------

LESS DISTRIBUTIONS
Dividends from net investment income                                --          --          --          --           --
Distributions from net realized gains                               --          --       (0.02)      (1.45)       (1.42)
                                                               -------     -------     -------     -------      -------
Total distributions                                                 --          --       (0.02)      (1.45)       (1.42)
                                                               -------     -------     -------     -------      -------
Net asset value, end of period                                 $  9.32     $  7.38     $  9.00     $ 11.66      $ 12.77
                                                               =======     =======     =======     =======      =======

TOTAL RETURN
Total return for the period*
     (without deduction of sales charge)                         26.29%     (18.00)%    (22.67)%      3.07%       13.11%

RATIOS/SUPPLEMENTAL DATA
Rotal net assets (millions)                                    $   0.3     $   0.2     $   0.5     $     1      $     1
Ratio of expenses to average net assets                           6.61%       5.54%       4.44%       4.04%        5.35%
Ratio of net investment income/(loss) to average net assets      (3.94)%     (3.05)%     (2.39)%     (2.48)%      (3.62)%
Portfolio turnover rate                                             94%         65%         92%        194%         109%

(a) Net investment income per share has been determined based on the weighted average shares outstanding method.
* Total return calculated for a period of less than one year is not annualized.



                                     70 & 71
                 GAM FUNDS INC PROSPECTUS / FINANCIAL HIGHLIGHTS
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
IV. Financial Highlights continued                                        GAM(R)

--------------------------------------------------------------------------------

GAM AMERICAN FOCUS FUND


                                                                                        CLASS A SHARES
                                                               ------------------------------------------------------------

                                                                  03           02            01(a)         00          99
                                                               ------------------------------------------------------------
NET ASSET VALUE,
     beginning of period                                       $ 11.68      $ 15.01        $ 15.97      $ 18.30     $ 16.74
                                                               -------      -------        -------      -------     -------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(b)                                   0.06         0.04          (0.07)       (0.10)      (0.07)
Net realized and unrealized gain/(loss) on investments            2.76        (3.36)         (0.88)       (0.16)       1.63
                                                               -------      -------        -------      -------     -------
Total from investment operations                                  2.82        (3.32)         (0.95)       (0.26)       1.56
                                                               -------      -------        -------      -------     -------

LESS DISTRIBUTIONS
Dividends from net investment income                             (0.06)       (0.01)            --           --          --
Distributions from net realized gains                               --           --          (0.01)       (2.07)         --
                                                               -------      -------        -------      -------     -------
Total distributions                                              (0.06)       (0.01)         (0.01)       (2.07)         --
                                                               -------      -------        -------      -------     -------
Net asset value, end of period                                 $ 14.44      $ 11.68        $ 15.01      $ 15.97     $ 18.30
                                                               =======      =======        =======      =======     =======

TOTAL RETURN
Total return for the period*
     (without deduction of sales charge)                         24.19%      (22.10)%        (5.94)%      (1.46)%      9.32%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)                                    $  55.8      $    50        $    47      $    21     $    29
Ratio of expenses to average net assets                           1.77%        1.75%          2.11%        2.00%       1.90%
Ratio of net investment income/(loss) to average net assets       0.45%        0.28%         (0.52)%      (0.58)%     (0.42)%
Portfolio turnover rate                                            136%         239%           256%          12%         13%

                                                                                        CLASS B SHARES
                                                               ------------------------------------------------------------

                                                                  03           02            01(a)         00          99
                                                               ------------------------------------------------------------
NET ASSET VALUE,
     beginning of period                                       $ 11.29      $ 14.65        $ 15.71      $ 18.19     $ 16.87
                                                               -------      -------        -------      -------     -------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(b)                                  (0.05)       (0.10)         (0.21)       (0.25)      (0.29)
Net realized and unrealized gain/(loss) on investments            2.66        (3.26)         (0.84)       (0.16)       1.61
                                                               -------      -------        -------      -------     -------
Total from investment operations                                  2.61        (3.36)         (1.05)       (0.41)       1.32
                                                               -------      -------        -------      -------     -------

LESS DISTRIBUTIONS
Dividends from net investment income                                --           --             --           --          --
Distributions from net realized gains                               --           --          (0.01)       (2.07)         --
                                                               -------      -------        -------      -------     -------
Total distributions                                                 --           --          (0.01)       (2.07)         --
                                                               -------      -------        -------      -------     -------
Net asset value, end of period                                 $ 13.90      $ 11.29        $ 14.65      $ 15.71     $ 18.19
                                                               =======      =======        =======      =======     =======

TOTAL RETURN
Total return for the period*
     (without deduction of sales charge)                         23.12%      (22.94)%        (6.67)%      (2.31)%      7.82%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)                                    $   2.9      $     3        $     4      $     4     $     4
Ratio of expenses to average net assets                           2.65%        2.76%          3.02%        2.86%       3.11%
Ratio of net investment income/(loss) to average net assets      (0.43)%      (0.74)%        (1.44)%      (1.44)%     (1.66)%
Portfolio turnover rate                                            136%         239%           256%          12%         13%

                                                                                       CLASS C SHARES
                                                               ------------------------------------------------------------

                                                                  03           02           01(a)          00          99
                                                               ------------------------------------------------------------
NET ASSET VALUE,
     beginning of period                                       $ 11.03      $ 14.34        $ 15.41      $ 17.91     $ 16.58
                                                               -------      -------        -------      -------     -------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(b)                                  (0.08)       (0.11)         (0.23)       (0.25)      (0.25)
Net realized and unrealized gain/(loss) on investments            2.60        (3.20)         (0.83)       (0.18)       1.58
                                                               -------      -------        -------      -------     -------
Total from investment operations                                  2.52        (3.31)         (1.06)       (0.43)       1.33
                                                               -------      -------        -------      -------     -------

LESS DISTRIBUTIONS
Dividends from net investment income                                --           --             --           --          --
Distributions from net realized gains                               --           --          (0.01)       (2.07)         --
                                                               -------      -------        -------      -------     -------
Total distributions                                                 --           --          (0.01)       (2.07)         --
                                                               -------      -------        -------      -------     -------
Net asset value, end of period                                 $ 13.55      $ 11.03        $ 14.34      $ 15.41     $ 17.91
                                                               =======      =======        =======      =======     =======

TOTAL RETURN
Total return for the period*
     (without deduction of sales charge)                         22.85%      (23.08)%        (6.86)%      (2.47)%      8.02%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)                                    $   1.5      $     2        $     2      $     3     $     6
Ratio of expenses to average net assets                           2.93%        2.94%          3.17%        2.89%       2.90%
Ratio of net investment income/(loss) to average net assets      (0.71)%      (0.91)%        (1.59)%      (1.46)%     (1.45)%
Portfolio turnover rate                                            136%         239%           256%          12%         13%

(a) Effective 26th March, 2001, the Fund terminated its co-advisory agreement with Fayez Sarofim & Co. and GIML. GAM USA Inc. was appointed and approved as the Fund's sole investment advisor.
(b) Net investment income per share has been determined based on the weighted average shares outstanding method.
* Total return calculated for a period of less than one year is not annualized.



                                     72 & 73
                 GAM FUNDS INC PROSPECTUS / FINANCIAL HIGHLIGHTS
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
IV. Financial Highlights continued                                        GAM(R)

--------------------------------------------------------------------------------

GAMERICA CAPITAL FUND


                                                                                    CLASS A SHARES
                                                               ------------------------------------------------------

                                                                 03          02          01          00          99
                                                               ------------------------------------------------------
NET ASSET VALUE,
     beginning of period                                       $17.85      $21.94      $22.49      $21.45      $17.08
                                                               ------      ------      ------      ------      ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)                                 (0.21)      (0.18)       0.03        0.06        0.13
Net realized and unrealized gain/(loss) on investments           6.72       (3.91)      (0.57)       1.35        4.78
                                                               ------      ------      ------      ------      ------
Total from investment operations                                 6.51       (4.09)      (0.54)       1.41        4.91
                                                               ------      ------      ------      ------      ------

LESS DISTRIBUTIONS
Dividends from net investment income                               --          --          --          --       (0.07)
Distributions from net realized gains                              --          --       (0.01)      (0.37)      (0.47)
                                                               ------      ------      ------      ------      ------
Total distributions                                                --          --       (0.01)      (0.37)      (0.54)
                                                               ------      ------      ------      ------      ------
Net asset value, end of period                                 $24.36      $17.85      $21.94      $22.49      $21.45
                                                               ======      ======      ======      ======      ======

TOTAL RETURN

Total return for the period*
     (without deduction of sales charge)                        36.47%     (18.64)%     (2.42)%      6.54%      28.97%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)                                    $ 86.7      $   73      $   98      $   70      $   51
Ratio of expenses to average net assets                          1.88%       1.88%       1.84%       1.79%       1.84%
Ratio of net investment income/(loss) to average net assets     (1.00)%     (0.91)%      0.12%       0.25%       0.66%
Portfolio turnover rate                                             4%          1%         14%         20%         20%

                                                                                   CLASS B SHARES
                                                               ------------------------------------------------------

                                                                 03          02          01          00          99
                                                               ------------------------------------------------------
NET ASSET VALUE,
     beginning of period                                       $17.58      $21.75      $22.46      $21.54      $17.26
                                                               ------      ------      ------      ------      ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)                                 (0.34)      (0.32)      (0.13)      (0.10)      (0.07)
Net realized and unrealized gain/(loss) on investments           6.57       (3.85)      (0.57)       1.39        4.82
                                                               ------      ------      ------      ------      ------
Total from investment operations                                 6.23       (4.17)      (0.70)       1.29        4.75
                                                               ------      ------      ------      ------      ------

LESS DISTRIBUTIONS
Dividends from net investment income                               --          --          --          --          --
Distributions from net realized gains                              --          --       (0.01)      (0.37)      (0.47)
                                                               ------      ------      ------      ------      ------
Total distributions                                                --          --       (0.01)      (0.37)      (0.47)
                                                               ------      ------      ------      ------      ------
Net asset value, end of period                                 $23.81      $17.58      $21.75      $22.46      $21.54
                                                               ======      ======      ======      ======      ======

TOTAL RETURN

Total return for the period*
     (without deduction of sales charge)                        35.44%     (19.17)%     (3.14)%      5.97%      27.68%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)                                    $ 14.5      $   12      $   17      $   14      $    9
Ratio of expenses to average net assets                          2.58%       2.59%       2.54%       2.49%       2.88%
Ratio of net investment income/(loss) to average net assets     (1.70)%     (1.61)%     (0.59)%     (0.44)%     (0.34)%
Portfolio turnover rate                                             4%          1%         14%         20%         20%

                                                                                   CLASS C SHARES
                                                               ------------------------------------------------------

                                                                 03          02          01          00          99
                                                               ------------------------------------------------------
NET ASSET VALUE,
     beginning of period                                       $17.45      $21.59      $22.30      $21.42      $17.13
                                                               ------      ------      ------      ------      ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)                                 (0.35)      (0.32)      (0.12)      (0.10)      (0.04)
Net realized and unrealized gain/(loss) on investments           6.53       (3.82)      (0.58)       1.35        4.80
                                                               ------      ------      ------      ------      ------
Total from investment operations                                 6.18       (4.14)      (0.70)       1.25        4.76
                                                               ------      ------      ------      ------      ------

LESS DISTRIBUTIONS
Dividends from net investment income                               --          --          --          --          --
Distributions from net realized gains                              --          --       (0.01)      (0.37)      (0.47)
                                                               ------      ------      ------      ------      ------
Total distributions                                                --          --       (0.01)      (0.37)      (0.47)
                                                               ------      ------      ------      ------      ------
Net asset value, end of period                                 $23.63      $17.45      $21.59      $22.30      $21.42
                                                               ======      ======      ======      ======      ======

TOTAL RETURN

Total return for the period*
     (without deduction of sales charge)                        35.42%     (19.18)%     (3.17)%      5.81%      27.95%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)                                    $ 11.0      $    9      $   14      $   12      $   10
Ratio of expenses to average net assets                          2.63%       2.60%       2.54%       2.48%       2.74%
Ratio of net investment income/(loss) to average net assets     (1.75)%     (1.62)%     (0.57)%     (0.45)%     (0.23)%
Portfolio turnover rate                                             4%          1%         14%         20%         20%

(a) Net investment income per share has been determined based on the weighted average shares outstanding method.
* Total return calculated for a period of less than one year is not annualized.



                                     74 & 75
                 GAM FUNDS INC PROSPECTUS / FINANCIAL HIGHLIGHTS
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
IV. Financial Highlights continued

--------------------------------------------------------------------------------

GAM GABELLI LONG/SHORT FUND


                                                              CLASS A SHARES           CLASS B SHARES          CLASS C SHARES
                                                            ------------------       ------------------      ------------------

                                                              2003     2002(a)         2003     2002(a)        2003     2002(a)
                                                            ------------------       ------------------      ------------------
NET ASSET VALUE,
     beginning of period                                    $  7.33    $ 10.00       $  7.32    $ 10.00      $  7.31    $ 10.00
                                                            -------    -------       -------    -------      -------    -------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)                               (0.08)        --         (0.06)     (0.03)       (0.06)     (0.03)
Net realized and unrealized gain/(loss) on investments         1.02      (2.67)         1.00      (2.65)        1.00      (2.66)
                                                            -------    -------       -------    -------      -------    -------
Total from investment operations                               0.94      (2.67)         0.94      (2.68)        0.94      (2.69)
                                                            -------    -------       -------    -------      -------    -------

LESS DISTRIBUTIONS
Dividends from net investment income                             --         --            --         --           --         --
Distributions from net realized gains                            --         --            --         --           --         --
                                                            -------    -------       -------    -------      -------    -------
Total distributions                                                         --            --         --           --         --
                                                            -------    -------       -------    -------      -------    -------
Net asset value, end of period                              $  8.27    $  7.33       $  8.26    $  7.32      $  8.25    $  7.31
                                                            =======    =======       =======    =======      =======    =======

TOTAL RETURN
Total return for the period*
     (without deduction of sales charge)                      12.82%    (26.70)%       12.84%    (26.80)%      12.86%    (26.90)%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)                                 $  21.0    $  12.0       $   8.0    $  11.0      $  12.0    $  18.0
Ratio of expenses to average net assets(d)                     2.58%      2.28%(b)      2.36%      2.82%(b)     2.29%      2.80%(b)
Ratio of net investment income/(loss) to average net assets   (1.09)%    (0.08)%(b)    (0.85)%    (0.63)%(b)   (0.78)%    (0.61)%(b)
Portfolio turnover rate                                         202%       623%          202%       623%         202%       623%

(a) For the period from 29th May, 2002 (commencement of operations) to 31st December, 2002. Effective 9th October, 2002, the Fund terminated its advisory agreement with GAM USA Inc. and appointed GAM International Management Ltd. and GAMCO Investors, Inc. as the Fund's Co-Investment Advisors.
(b)   Annualized
(c) Net investment income per share has been determined based on the weighted average shares outstanding method.
(d) After reimbursement by Co-Investment Advisors. Had management not undertaken such action the annualized ratio of expenses to average net assets would have been 3.35%, 4.13% and 4.09% for the year 2002 for Class A, B and C, respectively, and 3.28%, 4.01% and 3.97% for the year 2003 for Class A, B and C, respectively.
(*) Total return calculated for a period of less than one year is not annualized.



                                       76
                 FOR MORE INFORMATION PLEASE CALL 800-426-4685

--------------------------------------------------------------------------------
GAM                                                                       GAM(R)
Important information about your privacy

--------------------------------------------------------------------------------

GAM(R) CUSTOMER PRIVACY NOTICE

THIS NOTICE DESCRIBES THE PRIVACY POLICY OF GAM* REGARDING HOW GAM HANDLES AND PROTECTS PERSONAL INFORMATION THAT IT COLLECTS ABOUT INDIVIDUALS WHO ARE PROSPECTIVE, CURRENT OR FORMER INVESTMENT ADVISORY CLIENTS OR SHAREHOLDERS OF GAM FUNDS.


GAM collects personal information about you for business purposes, such as evaluating your financial needs and background, processing your requests and transactions, providing customer service and communicating information about our products and services. Personal information you provide is obtained from application forms, subscription documents, and other transaction related forms, as well as from information you provide on GAM.com or to GAM service representatives and may include your name, address, e-mail address, date of birth, occupation, citizenship, assets, income, social security number or tax ID number, tax information, bank account information, financial information including net worth information and information regarding your transactions with us or our affiliates ("Personal Information").


GAM limits access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. GAM maintains physical, electronic and procedural safeguards to protect Personal Information.

GAM may share Personal Information described above with its affiliates for business purposes, such as to facilitate the servicing of accounts and to provide information about new products and services. GAM may also share Personal Information with its affiliates for marketing purposes. GAM affiliates are companies that are wholly owned by GAM or that are otherwise under common control with GAM.

GAM may share Personal Information described above for business purposes with a non-affiliated third party if the entity is under contract to perform transaction processing or servicing on behalf of GAM and otherwise as permitted by law. Any such contract entered by GAM will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. GAM may also disclose Personal Information to regulatory authorities as required by applicable law.

Except  as  described  in  this  privacy  policy,  GAM  will  not  use  Personal
Information for any other purpose unless we describe how such Personal Information will be used, and your prior consent is obtained.

If you have any questions or concerns about your Personal Information or this privacy notice, please contact GAM at 1 (800) 426-4685, Option 3.

* GAM, for the purposes of this notice, refers to Global Asset Management (USA) Inc., which recently changed its name to GAM USA Inc., and its wholly owned subsidiaries, including GAM Services, Inc. and GAM Investments, Inc., as well as the GAM Funds, Inc. and GAM affiliated private investment companies.

THIS NOTICE IS FOR YOUR INFORMATION.
NO RESPONSE IS REQUIRED.

--------------------------------------------------------------------------------
GAM(R) Funds, Inc. -- Purchase Application                                GAM(R)

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A. ACCOUNT APPLICATION
-------------------------------------------------------------------------------------------------------------------------------

THE USA PATRIOT ACT

To help the  government  fight the funding of terrorism  and money  laundering  activities,  Federal Law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. This  information  will be verified to ensure the identity of all  individuals  opening a mutual fund account.

BOLDED FIELDS MUST BE COMPLETED AND WILL BE VERIFIED AS REQUIRED BY THE PATRIOT ACT. IF BOLDED FIELDS ARE NOT  COMPLETED,  THIS
APPLICATION WILL BE RETURNED.

-------------------------------------------------------------------------------------------------------------------------------
1. INVESTMENT AMOUNT (print clearly in blue or black ink)
-------------------------------------------------------------------------------------------------------------------------------

Total Dollars Invested $_______________ ($5,000.00 minimum initial investment and $100.00 subsequent per Fund)

The funds do not accept cash, money orders, starter, counter, or third party checks. For assistance call 800-426-4685 from 9.00
a.m. to 6.00 p.m. EST. Make checks payable to: GAM Funds, Inc.


The investment amount will be submitted via wire.                |_| Yes     |_| No

If yes, please call customer service to confirm the account is open and to obtain a reference number prior to sending the wire.


-------------------------------------------------------------------------------------------------------------------------------
2. FUND SELECTION
-------------------------------------------------------------------------------------------------------------------------------

FUND NAME AND NUMBER             DOLLAR AMOUNT INVESTED          FUND NAME AND NUMBER             DOLLAR AMOUNT
INVESTED

______________________________   $____________________________   $____________________________    _____________________________

______________________________   $____________________________   $____________________________    _____________________________

______________________________   $____________________________   $____________________________    _____________________________

                                   Please note: Funds Numbers are listed at the end of section 14

-------------------------------------------------------------------------------------------------------------------------------
3. TYPE OF ACCOUNT (section 3, 4, or 5 must be completed)
-------------------------------------------------------------------------------------------------------------------------------

|_| INDIVIDUAL                   |_| JOINT REGISTRANT            Please check if Employee |_| or NAV account |_|

Registrant Last Name__________________________________________   First Name__________________________________ MI_______________

SS#___________________________________________________________   Birth Date____________________________________________________

Joint Registrant Last Name____________________________________   First Name__________________________________ MI_______________

SS#___________________________________________________________   Birth Date____________________________________________________

Attach separate list for additional registrants including full name, social security number and date of birth.

For foreign  accounts,  one of the  following  must be  provided:  Tax payer ID,  Alien ID, or passport  number with country of issuance.

|_| U.S. Citizen  |_| Resident Alien  |_| Nonresident Alien   Alien ID or passport number______________________________________

                                                              Country of issuance______________________________________________

-------------------------------------------------------------------------------------------------------------------------------
4. UNIFORM GIFT OR TRANSFER TO MINORS
-------------------------------------------------------------------------------------------------------------------------------

Adult Custodian Last Name_____________________________________   First Name__________________________________ MI_______________

SS#___________________________________________________________   Birth Date____________________________________________________

Minor Last Name_______________________________________________   First Name__________________________________ MI_______________

SS#___________________________________________________________   Birth Date____________________________________________________
If SS# has been applied for, provide copy of application.

Under the _______________ Uniform Gifts/Transfers to Minor Act
    (Minor's State of Residence)

--------------------------------------------------------------------------------
GAM Funds, Inc. -- Purchase Application continued

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
5. CORPORATION OR TRUST
-------------------------------------------------------------------------------------------------------------------------------

|_|   CORPORATION  (A copy of the certified  articles of  incorporation  and the business  license of the  corporation  must be attached.)

|_|   TRUST (A copy of the first and last pages of the Trust Agreement must be attached.)

|_|   PARTNERSHIP (A copy of the partnership agreement must be attached.)

|_|   OTHER____________________________________________________________________________________________________________________

SS#______________________________________________________________   OR Tax ID#_________________________________________________
If SS# or tax ID # has been applied for, provide copy of application.

Check if exempt from verification due to:

|_| Publicly Traded                |_| Financial Institution regulated      |_| Bank regulated by         |_| Retirement plan
    Symbol____________________         by a federal functional regulator        state bank regulator          covered by ERISA

Entity Name ___________________________

Trustee Last Name_____________________________________________   First Name__________________________________ MI_______________

SS#___________________________ Birth Date_____________________   Date of Trust Agreement_______________________________________

Authorized Trader Last Name___________________________________   First Name__________________________________ MI_______________

SS#___________________________________________________________   Birth Date____________________________________________________

* Attach separate list for additional Authorized Traders including full name, social security number, and date of birth.

-------------------------------------------------------------------------------------------------------------------------------
6. ADDRESS
-------------------------------------------------------------------------------------------------------------------------------

(If mailing  address is a post office box, a street  address is also required by the Patriot Act. APO and FPO addresses will be accepted.)

REGISTRANT STREET ADDRESS

Address__________________________________________  City__________________________  State_________________ Zip__________________

E-mail Address__________________________________________________________________________  Daytime Phone________________________

Mailing Address__________________________________  City__________________________  State_________________ Zip__________________

JOINT REGISTRANT STREET ADDRESS (required if different than Registrant Address above)

Address__________________________________________  City__________________________  State_________________ Zip__________________

-------------------------------------------------------------------------------------------------------------------------------
7. BROKER/DEALER INFORMATION (To be completed by broker or dealer)
-------------------------------------------------------------------------------------------------------------------------------

Registered Rep. Last Name_____________________________________   First Name__________________________________ MI_______________

Broker/Name____________________________________________________________________________________________________________________

Address__________________________________________  City__________________________  State_________________ Zip__________________

Rep #____________________________________________  Phone_________________________  Broker Branch #_____________________________

B. OPTIONAL FEATURES

-------------------------------------------------------------------------------------------------------------------------------
8. BANK ACCOUNT OF RECORD
-------------------------------------------------------------------------------------------------------------------------------

Banking  information  will be taken from your purchase check unless a blank check or deposit slip is enclosed.  (Checks must be preprinted; starter or counter checks will not be accepted)

|_| CHECKING                       |_| SAVINGS

-------------------------------------------------------------------------------------------------------------------------------
9. RIGHTS OF ACCUMULATION DISCOUNT (CLASS A SHARES ONLY)
-------------------------------------------------------------------------------------------------------------------------------

The following previously  established accounts qualify for inclusion,  with the account established hereby, under the Rights of
Accumulation Discount provisions of the Prospectus for a reduced sales charge.

FUND NUMBER        ACCOUNT NUMBER                                 FUND NUMBER          ACCOUNT NUMBER

_______________   _____________________________________________   __________________   ________________________________________

_______________   _____________________________________________   __________________   ________________________________________

_______________   _____________________________________________   __________________   ________________________________________

--------------------------------------------------------------------------------
GAM Funds, Inc. -- Purchase Application continued                         GAM(R)

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
10. DIVIDEND & CAPITAL GAIN DISTRIBUTIONS (ALL DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IF NO BOX IS MARKED)
-------------------------------------------------------------------------------------------------------------------------------

                     Reinvested          Cash
Dividends:              |_|              |_|
Capital Gains:          |_|              |_|
If cash:             |_| By check to address on the application           |_| By ACH to the bank in Section 8

Invest:              |_| Dividend Gains  |_| Capital    |_| Both

All distributions must be reinvested within the same class of funds.

-------------------------------------------------------------------------------------------------------------------------------
11. STATEMENT OF INTENT (Class A Shares only--see terms and conditions in Prospectus)
-------------------------------------------------------------------------------------------------------------------------------

It is my  intention to invest over a 13-month  period in shares of one or more of the above funds an aggregate  amount at least equal to that which is checked below:

|_| $100,000                    |_| $300,000                      |_| $600,000                      |_| $1,000,000 or more

Each purchase will be made at the then reduced  offering  price  applicable to the amount  checked  above,  as described in the
Prospectus.  By completing this Letter of Intent and signing this application below, I agree to the terms and conditions of the
Letter of Intent and Escrow Account set forth in the Prospectus.  In making purchases under this letter,  the following are the related accounts on which reduced offering prices are to apply:

FUND NUMBER        ACCOUNT NUMBER                                 FUND NUMBER           ACCOUNT NUMBER

_______________   _____________________________________________   __________________   ________________________________________

_______________   _____________________________________________   __________________   ________________________________________

_______________   _____________________________________________   __________________   ________________________________________

-------------------------------------------------------------------------------------------------------------------------------
12. TELEPHONE EXCHANGE PRIVILEGE AND/OR TELEPHONE REDEMPTION PRIVILEGE
-------------------------------------------------------------------------------------------------------------------------------

Unless indicated below, I authorize the Transfer Agent to accept  instructions  from any person to exchange or redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the current Prospectus.  I understand that the exchange privilege is only available for exchanges within the same class of shares.

|_| I DO NOT want the Telephone Exchange Privilege                |_| I DO NOT want the Telephone Redemption Privilege

-------------------------------------------------------------------------------------------------------------------------------
13. AUTOMATIC INVESTMENT PLAN (OPTIONAL)
-------------------------------------------------------------------------------------------------------------------------------

AUTOMATIC INVESTMENT PLAN (OPTIONAL)

By completing the section below you authorize the Fund's Agent to initiate  Automated Clearing House ("ACH") debits on the 25th day of each month or the next business day. Please attach a voided check. The minimum is $100 per Fund.

Fund Number                         Investment Amount                                 Monthly            or          Quarterly

_________________________________   $___________________________________________        |_|                             |_|

_________________________________   $___________________________________________        |_|                             |_|

Bank Name ______________________________________________________________________     ABA #* ___________________________________

Name on Account ________________________________________________________________     Account # ________________________________

Bank Address ___________________________________________________________________     __________________________________________

* The ABA # is the nine-digit number that precedes your account number along the bottom of your check.

--------------------------------------------------------------------------------
GAM Funds, Inc. -- Purchase Application continued

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
14. SYSTEMATIC WITHDRAWAL PLAN
-------------------------------------------------------------------------------------------------------------------------------

By completing  the section  below you authorize the Fund's Agent to redeem the necessary  number of shares from your account in order to make periodic payments. The minimum is $100 per Fund.

                                                                                              Choose One
Fund Number                         Withdrawal Amount                    Monthly       Quarterly     Semi-annually     Annually
_________________________________   $________________________________      |_|             |_|            |_|             |_|
_________________________________   $________________________________      |_|             |_|            |_|             |_|


|_| Credit designated bank via ACH or |_| Send check to name and address of account

* This request for Systematic  Withdrawal  Plan must be received by the 18th day of the month in which you wish  withdrawals to begin. Redemption of shares will occur on the 25th day of the month prior to payment or the next business day.

FUND NAME                                                 FUND NUMBER
                                      CLASS A       CLASS B*        CLASS C      CLASS D*
                                                    --------
GAM American Focus Fund                2304           2344           2374
GAM Gabelli Long/Short Fund            2302           2342           2372
GAM Europe Fund                        2305           2345           2375
GAMerica Capital Fund                  2308           2348           2378        --------
GAM International Fund                 2300           2340           2370          2310
GAM Pacific Basin Fund                 2303           2343           2373          2312
                                                    --------                     --------


* B and D share classes are closed to new investors.

 TO COMPLETE YOUR APPLICATION, PLEASE PROCEED TO SIGNATURE SECTION ON NEXT PAGE

--------------------------------------------------------------------------------
GAM Funds, Inc. -- Purchase Application continued                         GAM(R)

--------------------------------------------------------------------------------

C. INVESTOR SIGNATURE(S)

-------------------------------------------------------------------------------------------------------------------------------
15. SIGNATURES
-------------------------------------------------------------------------------------------------------------------------------

(a)   By execution  of this  application,  the  investor  represents  and  warrants  that (i) he has the full right,  power and authority to make the  investment  applied for and (ii) he is a natural person of legal age in his state of residence and that all information on this  application is true and correct.  The investor  certifies that the Taxpayer  Identification
      Number and tax status set forth in the  application is correct.  The person or person,  if any,  signing on behalf of the investor  represent and warrant that they are duly  authorized to sign this  application and purchase or redeem shares of the fund on behalf of the investor. Each person named in the registration must sign below.

(b)   I have read the applicable prospectus(es) and this application and agree to all their terms. I also agree that any shares purchased now or later are and will be subject to the terms of the Fund's prospectus as in effect from time to time.

(c)   If I am a U.S. citizen, resident alien, or a representative of a U.S. entity, I certify, under penalty of perjury, that:

      (1)   The social  security or employer  identification  number shown on this form is my correct  Taxpayer  Identification
            Number.

      (2)   I am not subject to backup withholding because:

            o     I am exempt from backup withholding OR

            o     I have not been  notified  that I am  subject  to backup  withholding  as a result of a failure to report all interest or dividend OR,

            o     The Internal Revenue Service has notified me that I am no longer subject to backup  withholding.  (Strike out this item (2) if you have been notified that you are subject to backup withholding.)

      (3)   I am a U.S. person (including Resident Alien)

(d)   If I am a nonresident  alien, I understand that I am required to complete the appropriate  Form W-8 to certify my foreign status.  I understand  that, if I am a nonresident  alien,  I am not under penalty of perjury for certifying to the above information.

The Internal  Revenue  Service does not require your consent to any  provision of this document  other than the  certifications required to avoid backup withholding.

Signature of Investor (JOINT ACCOUNTS REQUIRE BOTH SIGNATURES.)

____________________________________________________________________    _____________________________      ____________________

____________________________________________________________________    _____________________________      ____________________
            Signature of Individual, Custodian or Trustee                            Title                        Date

____________________________________________________________________    _____________________________      ____________________

____________________________________________________________________    _____________________________      ____________________
                Signature of Joint Registrant, if any                                Title                        Date


Please  return  this  application  in the  enclosed  envelope.  If you are not using the  enclosed  envelope  please  mail your application to: GAM Funds,  Inc., c/o Boston Financial Data Services,  P.O. Box 8264,  Boston,  MA 02266-8264 (66 Brooks Drive,
Braintree,  MA 02184 with your check or money order payable to "GAM Funds,  Inc." To make payment by wire, please notify Boston
Financial  Data Services at 800 426-4685 or 617 483-5000 and instruct your bank to use the following wire  instructions:  State
Street Bank & Trust Co. 25 Franklin  Street  Boston,  MA 02101 ABA  #011000028  Attn:  Mutual  Funds/Control  Department  DDA #
9905-634-3 Ref: GAM Account Number and Account Registration.

STATEMENT OF INTENTION

If you anticipate  investing  $100,000 or more in shares of the Funds within a 13-month period,  you may obtain a reduced sales load as though the total quantity were invested in one lump sum by filing a Statement of Intention  within 90 days of the start of the purchases. To ensure that the reduced price will be received on future purchases,  you must inform Boston Financial Data
Services that this Statement is in effect each time shares are purchased.

Subject to the conditions  mentioned  below,  each purchase will be made at the public  offering  price  applicable to a single transaction  of the dollar  amount  specified on the  application,  as described in the  prospectus.  You are not  committed to purchase  additional  shares, but if your purchases within 13 months plus the value of shares credited toward completion do not total the sum  specified,  you will pay the  increased  amount of the sales load  prescribed in the Escrow  Agreement.  Neither dividends nor capital gain distributions  invested in additional shares will apply toward the completion of this Statement.  If the total  purchases  under this Statement are large enough to qualify for an even lower sales load than that applicable to the amount specified in the Statement,  then you must notify the Transfer Agent and all transactions will then be recomputed at the expiration  date of this  Statement  to give  effect to the  lower  load.  Any  difference  in sales  load as a result of these additional  purchases will be applied to the purchase of additional shares at the lower load if specified by you or refunded to you in cash if you so specify.

This Statement is not effective until accepted by the Company.

ESCROW AGREEMENT

Out of the initial purchase (or subsequent  purchases if necessary) 5% of the dollar amount specified on the application  shall be held in escrow by Boston  Financial  Data Services in the form of shares  registered in your name. All dividends and capital gain  distributions  on escrowed  shares will be paid to you or to your order.  When the minimum  investment  so  specified  is completed,  the escrowed  shares will be released.  If the investment is not completed,  the Company will redeem an appropriate number of the escrowed  shares in order to realize any  difference  between the sales load on the amount  specified  and on the amount actually attained. Shares remaining after any such redemption will be released from escrow.

In signing the  application,  you irrevocably  constitute and appoint Boston Financial Data Services your attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


                                                                          GAM(R)

            --------------------------------------------------------------------
            More Information About the Funds
            --------------------------------------------------------------------

            THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION (SAI) gives more detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI is legally considered to be part of the Prospectus.

            ANNUAL AND SEMI-ANNUAL REPORTS published for the Funds describe in detail the Funds' performance and the market conditions and investment strategies that significantly contributed to that performance.

            FOR COPIES OF SAIS, ANNUAL REPORTS OR SEMI-ANNUAL REPORTS FREE OF CHARGE, CALL THE FUNDS AT THE TELEPHONE NUMBER BELOW, OR...

            - Go to the Public Reference Room of the Securities and Exchange Commission. Please call the SEC at (202) 942-8090 for hours of operation.

            - E-mail your request to the SEC at publicinfo@sec.gov, or write to them at the Public Reference Room, c/o Securities and Exchange Commission, Washington, D.C. 20549-0102, and ask them to send you a copy. There is a fee for this service.

            -     Download   documents  from  the  SEC's  Internet   website  at
                  http://www.sec.gov

            GAM has authorized the use of information in this Prospectus, and only the information in this Prospectus, as an accurate representation of the Funds offered in this Prospectus. This Prospectus may not be used or regarded as an offer of the Funds in any jurisdiction where (or to any person for whom) such an offer would be unlawful. To request other information about the Funds or to make shareholder inquiries, please call the number below.

            GAM(R) FUNDS, INC.

            135 East 57thStreet
            New York, NY 10022
            Tel: (800) 426-4685 Fax: (212) 407-4684
            Internet: http://www.gam.com

            SEC Registration Number: 811-4062

                                 GAM FUNDS, INC.

                              135 EAST 57TH STREET
                               NEW YORK, NY 10022
                     TEL: (212) 407-4600/FAX: (212) 407-4684

                       STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 29, 2004


         This Statement of Additional Information pertains to the funds listed below, each of which is a separate series of common stock of GAM Funds, Inc. (the "Company"), a diversified open-end management investment company. Each series of the Company represents a separate portfolio of securities (each a "Fund" and collectively, the "Funds"). The investment objective of each Fund is to seek long term capital appreciation. Each Fund seeks to achieve its objective by investing primarily in equity securities within a particular geographic region in accordance with its own investment policy. There is no assurance that the Funds will achieve their objectives.

         The Funds described in this Statement of Additional Information, other than GAM American Focus Fund and GAM Gabelli Long/Short Fund, are managed by GAM International Management Limited ("GIML"). GAM USA Inc. ("GAM USA") serves as the Investment Advisor to GAM American Focus Fund. GIML and GAMCO Investors, Inc. ("GAMCO") serve as Co-Investment Advisors to GAM Gabelli Long/Short Fund pursuant to separate Interim Investment Advisory Agreements (each, a "Co-Investment Advisor" and together, the "Co-Investment Advisors"). GAMCO is not affiliated with either GIML or GAM USA. GIML, GAM USA and GAMCO are collectively referred to as the "Investment Advisors." GAM Services, Inc. ("GAM Services"), an affiliate of GAM USA and GIML, serves as the principal underwriter for the Funds' securities.

         GAM GLOBAL FUND invests primarily in the United States, Europe, the Pacific Basin and Canada.

         GAM INTERNATIONAL FUND invests primarily in Europe, the Pacific Basin and Canada.

         GAM PACIFIC BASIN FUND invests primarily in the Pacific Basin, including Japan, Hong Kong, Korea, Taiwan, Singapore, Malaysia, Thailand, Indonesia and Australia.

         GAM JAPAN CAPITAL FUND invests primarily in Japan.

         GAM EUROPE FUND invests primarily in Europe.

         GAM AMERICAN FOCUS FUND invests primarily in the United States.

         GAMERICA CAPITAL FUND invests primarily in the United States.

         GAM GABELLI LONG/SHORT FUND invests primarily in the United States.


         This Statement of Additional Information, which should be kept for future reference, is not a prospectus. It should be read in conjunction with the Prospectus of the Funds, dated April 29, 2004, which can be obtained without cost upon request at the address indicated above.

         The Funds' 2003 Annual Report to Shareholders is incorporated by reference in this Statement of Additional Information.


INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES............................................2
Strategies.....................................................................2
Rating of Securities...........................................................3
United States Government Obligations...........................................3
Repurchase Agreements..........................................................3
Adjustable Rate Index Notes....................................................4
Options........................................................................4
Stock Index Futures and Options................................................4
Interest Rate Futures and Options..............................................5
Foreign Currency Transactions..................................................6
Lending Portfolio Securities...................................................7
Warrants.......................................................................7
Borrowing......................................................................7
Short-Selling..................................................................8
Restricted Securities..........................................................8
Future Developments............................................................9
Fundamental Investment Restrictions............................................9
Non-Fundamental Investment Restrictions.......................................10
Risk Considerations...........................................................10
Policy of Concentration for GAM Pacific Basin Fund............................11
Portfolio Turnover............................................................11

MANAGEMENT OF THE COMPANY.....................................................12
Compensation of Directors and Executive Officers..............................15
Principal Holders of Securities...............................................16

INVESTMENT ADVISORY AND OTHER SERVICES........................................22
Investment Advisors...........................................................22
Investment Advisory Contracts.................................................23
Advisory Fees.................................................................26
Principal Underwriter and Plans of Distribution...............................27
Custodian and Administrator...................................................33
Transfer Agent................................................................34
Legal Counsel.................................................................34
Independent Accountants.......................................................34
Reports to Shareholders.......................................................34
Codes of Ethics...............................................................34
Proxy Voting Policies.........................................................34

BROKERAGE ALLOCATION..........................................................35
Affiliated Transactions.......................................................36

SHAREHOLDER INFORMATION.......................................................38
Purchases and Sales through Brokers...........................................38
Sales Charge Reductions and Waivers...........................................38
Waivers of Front-End Sales Charges............................................39
Contingent Deferred Sales Charge Waivers......................................40
Conversion Feature............................................................41
Redemption Fees...............................................................41

NET ASSET VALUE, DIVIDENDS AND TAXES..........................................41
Net Asset Value...............................................................41
Suspension of the Determination of Net Asset Value............................42
Tax Status....................................................................42

PERFORMANCE INFORMATION.......................................................42

DESCRIPTION OF SHARES.........................................................43

FINANCIAL STATEMENTS..........................................................43

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

         The investment objective and strategies of each Fund are described in the Prospectus under the "Risk and Return Summary" heading. Set forth below is additional information with respect to the investment objective and strategies of each Fund.

         STRATEGIES. Each Fund, other than the GAM Global Fund and GAM International Fund, has adopted an investment policy relating to the geographic areas in which it may invest. In the case of the GAM Pacific Basin Fund, GAM Japan Capital Fund, GAM Europe Fund, GAMerica Capital Fund and GAM American Focus Fund, each Fund intends to invest substantially all of its assets in the region dictated by its name and, under normal market circumstances, will invest at least 80% of its net assets in securities of companies or governments in the relevant geographic area. GAM Gabelli Long/Short Fund intends to invest substantially all of its assets in the United States, and, under normal circumstances, will invest at least 80% of its net assets in securities of companies or governments in the United States. Each of these Funds will notify investors at least 60 days prior to any change in the investment policy described in this paragraph.

         GAM GLOBAL FUND may invest in securities issued by companies in any country of the world, including the United States, and normally invests in securities issued by companies in the United States, Canada, the United Kingdom, Continental Europe and the Pacific Basin. Under normal market conditions, GAM Global Fund invests in securities of companies in at least three different countries.

         GAM INTERNATIONAL FUND may invest in securities issued by companies in any country other than the United States and normally invests in securities issued by companies in Canada, the United Kingdom, Continental Europe and the Pacific Basin. Under normal market conditions, GAM International Fund invests in securities of companies in at least three foreign countries. For temporary defensive purposes, GAM International Fund may invest in debt securities of United States companies and the United States government and its agencies and instrumentalities.

         GAM PACIFIC BASIN FUND invests primarily in securities issued by companies in the Pacific Basin, including Japan, Hong Kong, Singapore, Malaysia, Thailand, Vietnam, Indonesia, the Philippines, Korea, China, Taiwan, India, Australia and New Zealand.

         GAM JAPAN CAPITAL FUND invests primarily in securities of companies in Japan.

         GAM EUROPE FUND invests primarily in securities issued by companies in Europe, including the United Kingdom, Ireland, France, Germany, Denmark, Norway, Sweden, Finland, Iceland, Switzerland, Austria, Belgium, Spain, Portugal, Italy, Greece, Hungary, Poland, the Czech Republic and Slovakia.

         GAM AMERICAN FOCUS FUND invests primarily in securities issued by companies in the United States.

         GAMERICA CAPITAL FUND invests primarily in securities of companies in the United States.

         GAM GABELLI LONG/SHORT FUND invests primarily in securities issued by companies in the United States.

         A company will be considered to be in or from a particular country for purposes of the preceding paragraphs if (a) at least 50% of the company's assets are located in the country or at least 50% of its total revenues are derived from goods or services produced in the country or sales made in the country; (b) the principal trading market for the company's securities is in the country; or
(c) the company is incorporated under the laws of the country.

         Each Fund will seek investment opportunities in all types of companies, including smaller companies in the earlier stages of development. In making investment decisions, each Fund will rely on the advice of its Investment Advisor(s) and its own judgment rather than on any specific objective criteria.

         RATING OF SECURITIES. Each Fund may invest a substantial portion of its assets in debt securities issued by companies or governments and their agencies and instrumentalities if it determines that the long-term capital appreciation of such debt securities may equal or exceed the return on equity securities. Each Fund is not required to maintain any particular proportion of equity or debt securities in its portfolio. Any dividend or interest income realized by a Fund on its investments will be incidental to its goal of long-term capital appreciation. The debt securities (bonds and notes) in which the Funds may invest are not required to have any rating. Each Fund may, for temporary defensive purposes, invest in debt securities (with remaining maturities of five years or less) issued by companies and governments and their agencies and instrumentalities and in money market instruments denominated in currency of the United States or foreign nations.

         None of the Funds will commit more than 5% of its assets, determined at the time of investment, to investments in debt securities which are rated lower than "investment grade" by a rating service. Debt securities rated lower than "investment grade," also known as "junk bonds," are those debt securities not rated in one of the four highest categories by a rating service (e.g., bonds rated lower than BBB by Standard & Poor's Corporation ("S&P") or lower than Baa by Moody's Investors Services, Inc. ("Moody's")). Junk bonds, and debt securities rated in the lowest "investment grade" category, have speculative characteristics, and changes in economic circumstances or other circumstances are more likely to lead to a weakened capacity on the part of issuers of such lower rated debt securities to make principal and interest payments than issuers of higher rated investment grade bonds. Developments such as higher interest rates may lead to a higher incidence of junk bond defaults, and the market in junk bonds may be more volatile and illiquid than that in investment grade bonds. A decrease in the ratings of debt securities held by a Fund may cause the Fund to have more than 5% of its assets invested in debt securities which are not "investment grade." In such a case, the Fund will not be required to sell such securities.

         UNITED STATES GOVERNMENT OBLIGATIONS. The Funds may invest in securities of the United States government, its agencies and instrumentalities. United States government securities include United States Treasury obligations, which include United States Treasury bills, United States Treasury notes and United States Treasury bonds, all of which are guaranteed by the full faith and credit of the U.S. Treasury. United States government securities also include obligations issued or sponsored by United States government agencies and instrumentalities. Agencies and instrumentalities include the Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Bank, Student Loan Marketing Association (SLMA), Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Government National Mortgage Association
(GNMA). Obligations issued or sponsored by United States government agencies are backed by:

         - the full faith and credit of the U.S. Treasury, such as GNMA obligations;

         - the issuer's right to borrow from the U.S. Treasury, such as Federal Home Loan Bank obligations;

         - the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities, such as SLMA obligations; or

         -    the  credit  of  the  agency  or   instrumentality   issuing   the
              obligations, such as FNMA obligations.

         REPURCHASE AGREEMENTS. Each Fund may, for temporary defensive purposes, invest in repurchase agreements. In such a transaction, at the same time a Fund purchases a security, it agrees to resell it to the seller and is obligated to redeliver the security to the seller at a fixed price and time. This establishes a yield during the Fund's holding period, since the resale price is in excess of the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for a Fund to invest temporarily available cash. Repurchase agreements may be considered loans to the seller collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the delivery date; in the event of a default the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The collateral is marked-to-market daily and the Investment Advisors monitor the value of the collateral in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon sum to be paid to a Fund. If the seller were to be subject to a United States bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions in the bankruptcy law. Each Fund may only enter into repurchase agreements with domestic or foreign securities dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Directors.

         ADJUSTABLE RATE INDEX NOTES. The Funds may invest in adjustable rate index notes, which are a form of promissory note issued by brokerage firms or other counterparties which pay more principal or interest if the value of another security falls, and less principal or interest if the value of another security rises. The Funds may also invest in similar types of derivatives, the effect of which is a synthetic short position.

         OPTIONS. Each Fund may invest up to 5% of its net assets in options on equity or debt securities or securities indices and up to 10% of its net assets in warrants, including options and warrants traded in over-the-counter markets. An option on a security gives the owner the right to acquire ("call option") or dispose of ("put option") the underlying security at a fixed price (the "strike price") on or before a specified date in the future. A warrant is equivalent to a call option written by the issuer of the underlying security.

         Each Fund may write covered call options on securities in an amount equal to not more than 100% of its net assets and secured put options in an amount equal to not more than 50% of its net assets. A call option written by a Fund is "covered" if the Fund owns the underlying securities subject to the option or if the Fund holds a call at the same exercise price, for the same period and on the same securities as the call written. A put option will be considered "secured" if a Fund segregates liquid assets having a value equal to or greater than the exercise price of the option, or if the Fund holds a put at the same exercise price, for the same period and on the same securities as the put written.

         The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on a Fund's portfolio securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing secured put options is to realize income in the form of premiums. The writer of a secured put option accepts the risk of a decline in the price of the underlying security. A Fund may invest up to 5% of its net assets in options on securities or indices including options traded in over-the-counter markets.

         Although each Fund generally will purchase or write only those options for which it believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         The success of each Fund's options trading activities will depend on the ability of the Investment Advisors to predict correctly future changes in the prices of securities. Purchase or sale of options to hedge each Fund's existing securities positions is also subject to the risk that the value of the option purchased or sold may not move in perfect correlation with the price of the underlying security. The greater leverage in options and futures trading may also tend to increase the daily fluctuations in the value of a Fund's shares.

         STOCK INDEX FUTURES AND OPTIONS. Each Fund may purchase and sell stock index futures contracts, and purchase, sell and write put and call options on stock index futures contracts, for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market value of the stocks included in the index. An option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call option, or less than, in the case of a put option, the strike price of the option. Some stock index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the Standard & Poor's 100. In the case of a stock index future, the seller of the futures contract is obligated to deliver, and the purchaser obligated to take, an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. If the assets of a Fund are substantially invested in equity securities, the Fund might sell a futures contract based on a stock index which is expected to reflect changes in prices of stocks in the Fund's portfolio in order to hedge against a possible general decline in market prices. A Fund may similarly purchase a stock index futures contract to hedge against a possible increase in the price of stocks before the Fund is able to invest cash or cash equivalents in stock in an orderly fashion.

         The effectiveness of trading in stock index futures and options as a hedging technique will depend upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index future or option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase, sale or writing of a stock index future or option depends upon movements in the level of stock prices in the stock market generally, or in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

         Successful use of stock index futures by the Funds also is subject to the ability of the Investment Advisor to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stocks which it has hedged because it will have offsetting losses in its futures positions.

         Each Fund may purchase and sell commodity futures contracts, and purchase, sell or write options on futures contracts, for bona fide hedging purposes or otherwise in accordance with applicable rules of the Commodity Futures Trading Commission (the "CFTC"). CFTC rules permit an entity such as a Fund to acquire commodity futures and options as part of its portfolio management strategy, provided that the sum of the amount of initial margin deposits and premiums paid for unexpired commodity futures contracts and options would not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on such contracts it has entered into. In the case of an option that is in-the-money at the time of purchase (option contract on a stock whose current market price is above the striking price of a call option or below the striking price of a put option), the in-the-money amount may be excluded in calculating the 5%.

         When a Fund enters into a futures contract or writes an option on a futures contract, it will instruct its custodian to segregate cash or liquid securities having a market value which, when added to the margin deposited with the broker or futures commission merchant, will at all times equal the purchase price of a long position in a futures contract, the strike price of a put option written by the Fund, or the market value (marked-to-market daily) of the commodity underlying a short position in a futures contract or a call option written by the Fund, or the Fund will otherwise cover the transaction.

         INTEREST RATE FUTURES AND OPTIONS. Each Fund may hedge against the possibility of an increase or decrease in interest rates adversely affecting the value of securities held in its portfolio by purchasing or selling a futures contract on a specific debt security whose price is expected to reflect changes in interest rates. However, if a Fund anticipates an increase in interest rates and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures position. A Fund may purchase call options on interest rate futures contracts to hedge against a decline in interest rates and may purchase put options on interest rate futures contracts to hedge its portfolio securities against the risk of rising interest rates. A Fund will sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or that there will be a correlation between price movements in the options on interest rate futures and price movements in the portfolio securities of the Fund which are the subject of the hedge. In addition, a Fund's purchase of such options will be based upon predictions as to anticipated interest rate trends, which could prove to be inaccurate. The potential loss related to the purchase of an option on an interest rate futures contracts is limited to the premium paid for the option.

         Although each Fund intends to purchase or sell commodity futures contracts only if there is an active market for each such contract, no assurance can be given that a liquid market will exist for the contracts at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

         FOREIGN CURRENCY TRANSACTIONS. Since investments in foreign securities will usually involve currencies of foreign countries, and since each Fund may temporarily hold funds in foreign or domestic bank deposits in foreign currencies during the completion of investment programs, the value of the assets of each Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Funds may enter into foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission.

         Each Fund may enter into forward foreign exchange contracts for speculative purposes and under the following circumstances: when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security which it purchases or already holds, it may desire to "lock in" the United States dollar price of the security or the United States dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the United States dollar and the subject foreign currency during the period between the date the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which payment is made or received.

         If it is believed that the currency of a particular foreign country may suffer a substantial decline against the United States dollar or another currency, a Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

         The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Each Fund will place cash or liquid securities in a separate custody account of the Fund with the Company's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the hedge contracts or otherwise cover such transactions. The securities placed in the separate account will be marked-to-market daily. If the value of the securities placed in the separate account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's uncovered commitments with respect to such contracts.

         At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may also purchase an "offsetting" contract prior to the maturity of the underlying contract. There is no assurance that such an "offsetting" contract will always be available to a Fund.

         It is impossible to forecast with absolute precision what the market value of portfolio securities will be at the expiration of a related forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of a security being sold is less than the amount of foreign currency the Fund is obligated to deliver. Conversely, a Fund may sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

         A Fund is not required to enter into hedging transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Advisors. Hedging the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

         The Funds may purchase or sell options to buy or sell foreign currencies and options on foreign currency futures, or write such options, as a substitute for entering into forward foreign exchange contracts in the circumstances described above. For example, in order to hedge against the decline in value of portfolio securities denominated in a specific foreign currency, a Fund may purchase an option to sell, for a specified amount of dollars, the amount of foreign currency represented by such portfolio securities. In such case, the Fund will pay a "premium" to acquire the option, as well as the agreed exercise price if it exercises the option. Although each Fund values its assets daily in terms of United States dollars, the Funds do not intend to convert their foreign currency holdings into United States dollars on any regular basis. A Fund may so convert from time to time, and thereby incur certain currency conversion charges. Although foreign exchange dealers do not generally charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

         LENDING  PORTFOLIO  SECURITIES.   Each  Fund  may  lend  its  portfolio
securities to brokers, dealers and financial institutions considered creditworthy when secured by collateral maintained on a daily marked-to-market basis in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. A Fund may at any time call the loan and obtain the return of the securities loaned. No such loan will be made which would cause the aggregate market value of all securities lent by a Fund to exceed 15% of the value of the Fund's total assets. The Fund will continue to receive the income on loaned securities and will, at the same time, earn interest on the loan collateral. Any cash collateral received under these loans will be invested in short-term money market instruments.

         WARRANTS. Each Fund may purchase warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Each Fund may invest up to 10% of its net assets, valued at the lower of cost or market value, in warrants (other than those that have been acquired in units or attached to other securities), including warrants not listed on American or foreign stock exchanges. Prices of warrants do not move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Fund will lose its entire investment in such warrant.

         BORROWING. Each Fund may borrow from banks for temporary emergency purposes, and GAM Gabelli Long/Short Fund may borrow from banks for investment purposes, as well as for temporary emergency purposes. Each Fund will maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio holdings at the time.

         Borrowing money, also known as leveraging, will cause a Fund to incur interest charges, and may increase the effect of fluctuations in the value of the investments of the Fund on the net asset value of its shares. A

Fund (other  than GAM  Gabelli  Long/Short  Fund) will not  purchase  additional
securities  for  investment   while  there  are  bank   borrowings   outstanding
representing more than 5% of the total assets of the Fund.

         SHORT-SELLING. GAM International Fund, GAM Global Fund, GAM Europe Fund and GAM Gabelli Long/Short Fund may from time to time engage in short selling of securities, including shares of exchange traded funds. Short selling is an investment technique wherein the Fund sells a security it does not own anticipating a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of dividends or interest the Fund may be required to pay in connection with a short sale.

         Short sales by the Fund involve risk. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities sold short with securities with a greater value than the amount received from the sale. As a result, losses from short sales may be unlimited, whereas losses from long positions can equal only the total amount invested.

         GAM International Fund, GAM Global Fund, GAM Europe Fund and GAM Gabelli Long/Short Fund may also make short sales "against the box." A short sale "against the box" is a transaction in which the Fund enters into a short sale of a security which the Fund owns. The proceeds of the short sale are held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

         Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, U.S. government securities, or certain liquid assets, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position. The Fund anticipates that the frequency of short sales will vary substantially under different market conditions, and it does not intend that any specified portion of its assets as a matter of practice will be in short sales. As a matter of policy, the Board of Directors has determined that securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 20% of the value of the Fund's net assets, with respect to the GAM International Fund, GAM Global Fund and GAM Europe Fund, or 50% of the value of the Fund's net assets, with respect to GAM Gabelli Long/Short Fund.

         RESTRICTED SECURITIES. The Funds may purchase securities that are not registered for sale to the general public in the United States, but which can be resold to institutional investors in the United States, including securities offered pursuant to Rule 144A adopted by the United States Securities and Exchange Commission ("SEC"). If a dealer or institutional trading market in such securities exists, either within or outside the United States, these restricted securities will not be treated as illiquid securities for purposes of the Funds' investment restrictions. The Board of Directors will establish standards for determining whether or not 144A securities are liquid based on the level of trading activity, availability of reliable price information and other relevant considerations. The Funds may also purchase privately placed restricted securities for which no institutional market exists. The absence of a trading market may adversely affect the ability of the Funds to sell such illiquid securities promptly and at an acceptable price, and may also make it more difficult to ascertain a market value for illiquid securities held by the Funds.

         FUTURE DEVELOPMENTS. The Funds may take advantage of opportunities in the area of options and futures contracts and other derivative financial instruments which are developed in the future, to the extent such opportunities are both consistent with each Fund's investment objective and permitted by applicable regulations. The Funds' Prospectus and Statement of Additional Information will be amended or supplemented, if appropriate in connection with any such practices.

         FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund has adopted certain investment restrictions which cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, as amended (the "Act"), this means the lesser of (a) 67% or more of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

         In accordance with these restrictions, each Fund may not:

         (1) With respect to 75% of its total assets, invest more than 5% of its total assets in any one issuer (other than the United States government, its agencies and instrumentalities) or purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any one issuer. (For this purpose, all outstanding debt securities of an issuer are considered as one class, and all preferred stocks of an issuer are considered as one class).

         (2) Invest for the purpose of exercising control or management of another company.

         (3) Invest in real estate (including real estate limited partnerships), although a Fund may invest in marketable securities which are secured by real estate and securities of companies which invest or deal in real estate.

         (4) Concentrate more than 25% of the value of its total assets in any one industry (including securities of non-United States governments), except that GAM Pacific Basin Fund will concentrate more than 25% of the value of its total assets in the finance sector, as such sector is defined in the Morgan Stanley Capital International ("MSCI") Indices. See "Policy of Concentration for GAM Pacific Basin Fund" below. The finance sector is defined by the MSCI to include the following industries: banking; financial services; insurance and real estate.

         (5) Make loans, except that this restriction shall not prohibit (1) the purchase of publicly distributed debt securities in accordance with a Fund's investment objectives and policies, (2) the lending of portfolio securities, and
(3) entering into repurchase agreements.

         (6) Borrow money, except from banks for temporary emergency purposes (for all Funds other than the GAM Gabelli Long/Short Fund) and, in no event, in excess of 33 1/3% of its total assets at value or cost, whichever is less; or (with respect to all Funds) pledge or mortgage its assets or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby. In the case of GAM Gabelli Long/Short Fund, the Fund may not borrow money, except from banks, and, in no event, in excess of 33 1/3% of its total assets at value or cost, whichever is less.

         (7) Underwrite securities issued by others except to the extent the Company may be deemed to be an underwriter, under the Federal securities laws, in connection with the disposition of its portfolio securities.

         (8) Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, reorganization or acquisition of assets or (b) a Fund may purchase securities of closed-end investment companies up to
(i) 3% of the outstanding voting stock of any one investment company (including for this purpose investments by any other series of the Company), (ii) 5% of the total assets of the Fund with respect to any one investment company and (iii) 10% of the total assets of the Fund in the aggregate. Notwithstanding the foregoing, the GAM Gabelli Long/Short Fund shall not purchase securities of other investment companies, except (x) in connection with a merger, consolidation, reorganization or acquisition of assets and (y) such Fund may purchase securities of investment companies up to (i) 3% of the outstanding voting stock of any one investment company (including for this purpose investments by any other series of the Company), (ii) 5% of the total assets of such Fund with respect to any one investment company and (iii) 10% of the total assets of the Fund in the aggregate.

         (9) Participate on a joint or a joint and several basis in any trading account in securities.

         (10) Issue senior securities (as defined in the Act), other than as set forth in paragraph 6.

         (11) Invest in commodities or commodity futures contracts, except that each Fund may enter into forward foreign exchange contracts and may invest up to 5% of its net assets in initial margin or premiums for futures contracts or options on futures contracts.

         For purposes of restriction (6), a Fund may borrow money in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund has also adopted certain investment restrictions, which are deemed non-fundamental, which cannot be changed without a vote of the majority of the Board of Directors. In addition to non-fundamental restrictions stated elsewhere, each Fund may not:

         (1) Make short sales of securities on margin, except for such short-term credits as are necessary for the clearance of transactions. This restriction does not apply to GAM International Fund, GAM Global Fund, GAM Europe Fund and GAM Gabelli Long/Short Fund. See "Short-Selling" above for a further discussion. (Management may recommend to the Board of Directors removal of this restriction for the other Funds).

         (2) Invest more than 15% of the Fund's net assets in securities which cannot be readily resold to the public because there are no market quotations readily available because of legal or contractual restrictions or because there are no market quotations readily available or in other "illiquid securities" (including non-negotiable deposits with banks and repurchase agreements of a duration of more than seven days).

         If a percentage restriction (other than the restriction on borrowing in paragraph 6) is adhered to at the time of investment, a subsequent increase or decrease in the percentage beyond the specified limit resulting from a change in value or net assets will not be considered a violation. Whenever any investment policy or investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of the acquisition of such security or property.

         RISK CONSIDERATIONS. Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, including UBS AG or any of its affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investments in the Funds involve investment risks, including the possible loss of principal.

         Investors should carefully consider the risks involved in investments in securities of companies and governments of foreign nations, which add to the usual risks inherent in domestic investments. Such special risks include the lower level of government supervision and regulation of stock exchanges, broker-dealers and listed companies, fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, securities prices in foreign countries are generally subject to different economic, financial, political and social factors than prices of securities of United States issuers.

         The Company anticipates that the portfolio securities of foreign issuers held by each Fund generally will not be registered with the SEC nor will the issuers thereof be subject to the reporting requirements of such agency. In addition, the governments under which these companies are organized may impose less government supervision than is required in the United States. Accordingly, there may be less publicly available information concerning certain of the issuers of securities held by the Funds than is available concerning United States companies. In addition, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to United States companies.

         It is contemplated that the Funds' foreign portfolio securities generally will be purchased on stock exchanges or in over-the-counter markets located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock exchanges generally have substantially less volume than the New York Stock Exchange and may be subject to less government supervision and regulation than those in the United States. Accordingly, securities of foreign companies may be less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, price volatility can be greater than in the United States.

         The Funds may also invest in American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs") representing securities of foreign companies, including both sponsored and unsponsored ADRs. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the cost of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The markets for ADRs and EDRs, especially unsponsored ADRs, may be substantially more limited and less liquid than the markets for the underlying securities.

         Foreign broker-dealers also may be subject to less government supervision than those in the United States. Although the Funds endeavor to achieve the most favorable net results on their portfolio transactions, fixed commissions for transactions on certain foreign stock exchanges may be higher than negotiated commissions available on United States exchanges.

         With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, and limitations on the transfer or exchange of funds or other assets of the Funds. The Funds' ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. There is also the risk in certain foreign countries of political or social instability, or diplomatic developments which could affect United States investments as well as the prices of securities in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.

         Because the shares of the Funds are redeemable on a daily basis in United States dollars, each Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain United States dollars to the extent necessary to meet anticipated redemptions. The Funds do not believe that this consideration will have any significant effects on their portfolio strategies under present conditions.

         POLICY OF CONCENTRATION FOR GAM PACIFIC BASIN FUND. Since GAM Pacific Basin Fund has a fundamental policy to concentrate its investments in the financial services sector, it may be subject to greater share price fluctuations than a non-concentrated fund. There is a risk that the Fund's concentration in the securities of financial services companies will expose the Fund to the price movements of companies in one industry more than a more broadly diversified mutual fund. Because GAM Pacific Basin Fund invests primarily in one sector, there is the risk that the Fund will perform poorly during a downturn in that sector. Also, businesses in the finance sector may be affected more significantly by changes in government policies and regulation, interest rates, currency exchange rates, and other factors affecting the financial markets. The finance sector is defined by the MSCI to include the following industries: banking; financial services; insurance and real estate.

         PORTFOLIO TURNOVER. Portfolio turnover rate is calculated by dividing the lesser of a Fund's sales or purchases of portfolio securities for the fiscal year (exclusive of purchases or sales of all securities whose maturities or expiration dates at the time of acquisition were one year or less) by the monthly average value of the securities in a Fund's portfolio during the fiscal year. A portfolio turnover rate in excess of 100% is considered to be high. A high portfolio turnover rate may result in higher short-term capital gains to shareholders for tax purposes and increased brokerage commissions and other transaction costs borne by the Fund.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE COMPANY
--------------------------------------------------------------------------------

         The business of the Funds is supervised by the Board of Directors, who may exercise all powers not required by statute, the Articles of Incorporation, or the By-laws to be exercised by the shareholders. When appropriate, the Board of Directors will consider separately matters relating to each Fund or to any class of shares of a Fund. The Board elects the officers of the Company and retains various companies to carry out Fund operations, including the investment advisors, custodian, administrator and transfer agent.

         Certain biographical information for each Independent Director and each Interested Director of the Company is set forth in the tables below, including a description of each Director's experience as a Director of the Company and as a director or trustee of other funds, as well as other recent professional experience.

INDEPENDENT DIRECTORS


------------------- ---------- ---------- ----------------------------------------- ------------- --------------------
                                TERM OF                                              NUMBER OF
                               OFFICE(1)                                             PORTFOLIOS
                                  AND                                                WITHIN THE        OTHER
                                LENGTH                                                GAM FUND    DIRECTORSHIPS OF
NAME, ADDRESS AND                 OF                                                 COMPLEX(2)   PUBLIC COMPANIES
       AGE          POSITION    SERVICE   PRINCIPAL OCCUPATION DURING PAST 5 YEARS    OVERSEEN          HELD
------------------- ---------- ---------- ----------------------------------------- ------------- --------------------
George W. Landau    Director   Since      Senior Advisor, Latin America, The        12            Director, Credit
2601 South                     1994       Coca-Cola Company, Atlanta, GA, 1988 to   portfolios    Suisse Asset
Bayshore Drive                            present. President, Council of            in 5          Management (CSAM)
Suite 1109                                Advisors, Latin America, Guardian         registered    Fund Complex (5
Coconut Grove, FL                         Industries, Auburn Hills, MI, 1993 to     investment    portfolios)
33133                                     present. Director, Emigrant Savings       companies
Age: 84                                   Bank, New York, NY, 1987 to 2003.
------------------- ---------- ---------- ----------------------------------------- ------------- --------------------
Robert J. McGuire   Director   Since      Attorney/Consultant, Morvillo,            12            Director,
1085 Park Avenue               1998       Abramowitz, Grand, Iason & Silberberg,    portfolios    Brazilian Equity
New York, NY 10128                        P.C., 1998 to present. Director,          in 5          Fund, Inc., (CSAM
Age: 67                                   Emigrant Savings Bank, 1999 to 2003.      registered    Fund Complex);
                                          President/Chief Operating Officer,        investment    Director, Mutual
                                          Kroll Associates, 1989-1997. Director     companies     of America
                                          (since 1984) and President (since                       Investment Corp.,
                                          1997), Police Athletic League.                          Director, Six
                                          Director, Volunteers of Legal Services,                 Flags, Inc.
                                          1995 to 2003. Director, Office of the                   (entertainment),
                                          Appellate Defender, 1995 to 2003.                       Director, Trump
                                          Director, Six Flags, Inc., 2003 to                      Hotels & Casino
                                          present.  Trustee, Iona College, 1996                   Resorts and
                                          to present.                                             Director,
------------------- ---------- ---------- ----------------------------------------- ------------- --------------------
Roland Weiser       Director   Since      Chairman, Intervista business             12            None
86 Beekman Road                1988       consulting, 1984 to present. Trustee      portfolios
Summit, NJ 07901                          and Vice Chairman, New Jersey Center      in 5
Age: 73                                   for Visual Arts, 1999 to present.         registered
                                                                                    investment
                                                                                    companies
------------------- ---------- ---------- ----------------------------------------- ------------- --------------------

INTERESTED DIRECTORS


------------------- ---------- ---------- ----------------------------------------- ------------- --------------------
                                TERM OF                                              NUMBER OF
                               OFFICE(1)                                             PORTFOLIOS
                                  AND                                                WITHIN THE        OTHER
                                LENGTH                                                GAM FUND    DIRECTORSHIPS OF
NAME, ADDRESS AND                 OF                                                 COMPLEX(2)   PUBLIC COMPANIES
       AGE          POSITION    SERVICE   PRINCIPAL OCCUPATION DURING PAST 5 YEARS    OVERSEEN          HELD
------------------- ---------- ---------- ----------------------------------------- ------------- --------------------
Dr. Burkhard        Chairman,    Since    Group Chief Executive Officer, Global     12            None
Poschadel*          Director       2000   Asset Management Limited, March 2000      portfolios
12 St. James's      and                   to present. Head of Human Resources,      in 5
Place               President             UBS Private Banking, 1998-2000. Global    registered
London SWlA 1NX                           Head of Research and Portfolio            investment
England                                   Management, UBS Private Banking,          companies
Age: 57                                   1994-1997.
------------------- ---------- ---------- ----------------------------------------- ------------- --------------------



(1) Each Director holds office for an indefinite term until his or her successor is duly qualified.

(2) Each Director is a director of each of the six registered investment companies within the GAM Fund Complex, which include: the Company; GAM Avalon Lancelot, LLC; GAM Avalon Palamedes, LLC; GAM Avalon Galahad, LLC; and GAM Avalon Dinadan, LLC.

* Dr. Poschadel is considered an Interested Director because he is deemed to be an "interested person" of the Company, as that term is defined under the 1940 Act, due to his position as Group Chief Executive Officer of Global Asset Management Limited, the parent of the Funds' investment advisors.


         Information relating to each Director's ownership (including the ownership of his or her immediate family) in each Fund of the Company and in all registered investment companies in the GAM Fund Complex as of December 31, 2003 is set forth in the chart below.

-------------------------------------------- ------------------------------- ----------------------------------------
                                                                             AGGREGATE DOLLAR RANGE OF SHARES OWNED
                                              DOLLAR RANGE OF FUND SHARES     IN ALL FUNDS OVERSEEN BY DIRECTOR IN
                   NAME                                  OWNED                   FAMILY OF INVESTMENT COMPANIES
-------------------------------------------- ------------------------------- ----------------------------------------
INDEPENDENT DIRECTORS:
-------------------------------------------- ------------------------------- ----------------------------------------
George W. Landau                                           $0                                  $0
-------------------------------------------- ------------------------------- ----------------------------------------
Robert J. McGuire                                          $0                                  $0
-------------------------------------------- ------------------------------- ----------------------------------------

-------------------------------------------- ------------------------------- ----------------------------------------
                                                                             AGGREGATE DOLLAR RANGE OF SHARES OWNED
                                              DOLLAR RANGE OF FUND SHARES     IN ALL FUNDS OVERSEEN BY DIRECTOR IN
                   NAME                                  OWNED                   FAMILY OF INVESTMENT COMPANIES
-------------------------------------------- ------------------------------- ----------------------------------------
Roland Weiser                                GAMerica Capital Fund                        Over $100,000
                                             (Class A) - $50,001 to
                                             $100,000

                                             GAM American Focus Fund
                                             (Class A) - $10,001 to $50,000

                                             GAM Pacific Basin Fund (Class
                                             A) - $10,001 to $50,000

                                             GAM Gabelli Long/Short Fund
                                             (Class A) - $10,001 to $50,000

                                             GAM Europe Fund (Class A) -
                                             $10,001 to $50,000

                                             GAM Japan Capital Fund (Class
                                             A) - $10,001 to $50,000
-------------------------------------------- ------------------------------- ----------------------------------------
INTERESTED DIRECTOR:
-------------------------------------------- ------------------------------- ----------------------------------------
Dr. Burkhard Poschadel                                     $0                                  $0
-------------------------------------------- ------------------------------- ----------------------------------------


OFFICERS

         Below is the name, address, age, information regarding positions with the Company and the principal occupation for each officer of the Fund.


------------------------------- ----------------- --------- ----------------------------------------------------------
                                                  TERM OF
                                                  OFFICE(1)
                                                    AND
                                                   LENGTH
                                                     OF
    NAME, ADDRESS AND AGE           POSITION       SERVICE          PRINCIPAL OCCUPATION DURING PAST 5 YEARS
------------------------------- ----------------- --------- ----------------------------------------------------------
Kevin J. Blanchfield            Vice President    Since     Managing Director-Chief Operating Officer and Treasurer,
GAM USA Inc.                    and Treasurer     1993      GAM USA+, GAM Investments Inc.+ and GAM Services Inc.++,
135 East 57th Street                                        1993 to present. Vice President and Treasurer, GAM
New York, NY 10022                                          Avalon Funds+, 2000 to Present.
Age: 48
------------------------------- ----------------- --------- ----------------------------------------------------------
Joseph J. Allessie              Secretary and     Since     General Counsel and Corporate Secretary, GAM USA+, GAM
GAM USA Inc.                    General Counsel   1999      Investments Inc.+, and GAM Services Inc.++, 1999 to
135 East 57th Street                                        present. Secretary and General Counsel, GAM Avalon
New York, NY 10022                                          Funds+, 2000 to Present; Regulatory Officer to State of
Age: 38                                                     New Jersey, Department of Law and Public Safety, Bureau
                                                            of Securities, 1993-1999.
------------------------------- ----------------- --------- ----------------------------------------------------------
Teresa B. Riggin                Assistant         Since     Senior Vice President-Administration, GAM USA+, GAM
GAM USA Inc.                    Secretary         1994      Investments Inc.+ and GAM Services Inc.++, 1994 to
135 East 57th Street                                        present. Assistant Secretary, GAM Avalon Funds+, 2000 to
New York, NY 10022                                          Present.
Age: 44
------------------------------- ----------------- --------- ----------------------------------------------------------

------------------------------- ----------------- --------- ----------------------------------------------------------
                                                  TERM OF
                                                  OFFICE(1)
                                                    AND
                                                   LENGTH
                                                     OF
    NAME, ADDRESS AND AGE           POSITION       SERVICE          PRINCIPAL OCCUPATION DURING PAST 5 YEARS
------------------------------- ----------------- --------- ----------------------------------------------------------
John C. Smith                   Assistant         Since     Associate-Fund Administration, Brown Brothers Harriman &
Brown Brothers Harriman & Co.   Secretary         2001      Co., Inc. 1999 to present. Fund Accountant, State Street
40 Water Street                                             Bank, 1994-1999.
Boston, MA 02109
Age: 38
------------------------------- ----------------- --------- ----------------------------------------------------------
Gregory V. Lomakin              Assistant         Since     Assistant Treasurer, Brown Brothers Harriman & Co.,
Brown Brothers Harriman & Co.   Secretary         2001      Inc., 1997 to present.
40 Water Street
Boston, MA 02109
Age: 39
------------------------------- ----------------- --------- ----------------------------------------------------------


(1) Each officer is appointed by the Board of Directors and holds office for a term of one year and until his or her successor is duly chosen and qualified.

+    Affiliate of the Company.

++   Principal Underwriter of the Company.

         COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS. Each Independent Director of the Company receives annual compensation from the Company of $25,000 per year plus $1,000 for each meeting of the Board of Directors attended. Each Director is reimbursed by the Company for travel expenses incurred in connection with attendance at Board of Directors meetings. The officers and interested Directors of the Company do not receive any compensation from the Company.

         The name, position(s) and information related to the compensation of each of the Directors in the most recent fiscal year are as follows:


                                                        PENSION OR                                COMPENSATION FROM
                                  AGGREGATE         RETIREMENT BENEFITS      TOTAL ESTIMATED     THE COMPANY AND GAM
 NAME AND POSITION(S) HELD    COMPENSATION FROM     ACCRUED AS PART OF    ANNUAL BENEFITS UPON    FUND COMPLEX PAID
  WITH EACH COMPLEX FUND         THE COMPANY         COMPANY EXPENSES          RETIREMENT            TO DIRECTORS
  ----------------------         -----------         ----------------          ----------            ------------

Dr. Burkhard Poschadel                $0                    N/A                    N/A           $0
Director & President

George W. Landau               $29,000 (Regular             N/A                    N/A           $39,666.66 from 12
Director                        Board Meeting)                                                   portfolios
                               $2,133.34 (Audit
                              Committee Meeting)

                                                        PENSION OR                                COMPENSATION FROM
                                  AGGREGATE         RETIREMENT BENEFITS      TOTAL ESTIMATED     THE COMPANY AND GAM
 NAME AND POSITION(S) HELD    COMPENSATION FROM     ACCRUED AS PART OF    ANNUAL BENEFITS UPON    FUND COMPLEX PAID
  WITH EACH COMPLEX FUND         THE COMPANY         COMPANY EXPENSES          RETIREMENT            TO DIRECTORS
  ----------------------         -----------         ----------------          ----------            ------------

Robert J. McGuire              $29,000 (Regular             N/A                    N/A           $39,666.66 from 12
Director                        Board Meeting)                                                   portfolios
                               $2,133.34 (Audit
                              Committee Meeting)

Roland Weiser                  $29,000 (Regular             N/A                    N/A           $39,666.66 from 12
Director                        Board Meeting)                                                   portfolios
                               $2,133.34 (Audit
                              Committee Meeting)

         PRINCIPAL HOLDERS OF SECURITIES. As of March 31, 2004, all Directors and Officers of the Funds as a group owned beneficially or of record less than 1% of the outstanding securities of any Fund. To the knowledge of the Funds, as of March 31, 2004, no shareholders owned beneficially (b) or of record (r) more than 5% of a Fund's outstanding shares, except as set forth below. UBS AG, the ultimate beneficial owner of the Funds, may be deemed to have shared voting or investment power over shares owned by clients or held by custodians or nominees for clients of UBS AG or its affiliates, or by employee benefit plans for the benefit of employees of UBS AG or its affiliates. UBS AG disclaims beneficial ownership of such shares.

                                                                          GLOBAL

     NAME AND ADDRESS                      CLASS A              CLASS B             CLASS C             CLASS D
                                           -------              -------             -------             -------

Merrill Lynch                             13.47%(r)            26.91%(r)           42.16%(r)           21.75%(r)
FBO Customers of MLPF&S
4800 Deer Lake Dr. East
Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc.                 6.00%(r)
FBO Customers
101 Montgomery St.
San Francisco, CA 94104-4122

John I. Levy                              12.22%(b)
5839 Desco Dr.
Dallas, TX  75225-1602

Citigroup Global Markets, Inc.                                                                         13.15%(r)
00160927813
333 West 34th St., 3rd Floor
New York, NY 10001-2402

Citigroup Global Markets, Inc.                                                      5.43%(r)
00181964052
333 West 34th St., 3rd Floor
New York, NY 10001-2402

FISERV Securities, Inc.                    6.20%(r)
FAO 58801434
One Commerce Square
2005 Market Street
Suite 1200
Philadelphia, PA 19103

                                                                          GLOBAL

     NAME AND ADDRESS                      CLASS A              CLASS B             CLASS C             CLASS D
                                           -------              -------             -------             -------

L. Lucille Daniels                                                                                      5.05%(b)
503 D. E. Gambier Street
Mount Vernon, OH  43050

UBS Financial Services Inc. FBO                                                     5.63%(r)
Nicholas Paglino and John Paglino,
333 West 21st Street, Apt. #FE
New York, NY 10001-3064

                                                                       INTERNATIONAL

     NAME AND ADDRESS                      CLASS A              CLASS B             CLASS C             CLASS D
                                           -------              -------             -------             -------

Merrill Lynch                             14.87%(r)
FBO Customers of MLPF&S
5210 E. Williams CIR
Ste 900
Tucson, AZ 85711-4478

Charles Schwab & Co., Inc.                11.02%(r)
FBO Customers
101 Montgomery St.
San Francisco, CA 94104-4122

Merrill Lynch                                                  17.97%(r)           29.40%(r)           16.20%(r)
FBO Customers of MLPF&S
4800 Deer Lake Dr. E.
Jacksonville, FL  32246-6484

                                                  PACIFIC BASIN                             AMERICAN FOCUS

     NAME AND ADDRESS             CLASS A     CLASS B      CLASS C     CLASS D     CLASS A      CLASS B     CLASS C
                                  -------     -------      -------     -------     -------      -------     -------

Charles Schwab & Co., Inc.       22.29%(r)                                        15.38%(r)
FBO Customers
101 Montgomery St.
San Francisco, CA 94104-4122

Merrill Lynch                                33.49%(r)    20.31%(r)                            24.38%(r)   60.71%(r)
FBO Customers of MLPF&S
4800 Deer Lake Dr. East
Jacksonville, FL 32246-6484

Fayez Sarofim & Co.                                                                6.08%(r)
P.O. Box 52830
Houston, TX 77052-2830

SEI Trust Company                                                                  7.00%(r)
c/o Christiana Bank
Attn. Mutual Fund Admin.
One Freedom Valley Dr.
Oaks, PA 19456

SEI Trust Company                                                                 10.40%(r)
c/o Christiana Bank
Euram Beta
Attn. Mutual Fund Admin.
One Freedom Valley Dr.
Oaks, PA 19456

                                                  PACIFIC BASIN                             AMERICAN FOCUS

     NAME AND ADDRESS             CLASS A     CLASS B      CLASS C     CLASS D     CLASS A      CLASS B     CLASS C
                                  -------     -------      -------     -------     -------      -------     -------

SEI Trust Company                                                                 26.03%(r)
c/o Christiana Bank
Euram Zeta
Attn. Mutual Fund Admin.
One Freedom Valley Dr.
Oaks, PA 19456

Citigroup Global Markets Inc.                                          5.88%(r)
00110G03634
333 W. 34th St., 3rd Fl.
New York, NY 10001

UBS Financial Services Inc.                               7.08%(r)
Cust. Donald E. Tambini
30429 Via Victoria
Rancho Palos Vrd., CA
90275-4443

Raymond James & Assoc. Inc.                               8.61%(r)
FBO Atrak Kaveh
BIN# 52293027
800 Carillon Pkwy.
St. Petersburg, FL  33716

UBS Financial Services Inc.                   6.70%(r)
FBO Lena Gilbert and Sandra J.
Symson Co-ttees of Trust
DTD 04/20/91
4621 White Oak Ave.
Encino, CA 91316-3832

Bear Stearns Securities Corp.                                         15.54%(r)
FBO 517-25181-19
1 Metrotech Center, N.
Brooklyn, NY 11201-3870

Bear Stearns Securities Corp.                                          5.25%(r)
FBO 517-25002-16
1 Metrotech Center, N.
Brooklyn, NY 11201-3870

UBS Financial Services Inc.                                            7.08%(r)
FBO Robert David Sostrin and
Janice Susan Sostrin Co-ttees
UA DTD 06/28/88
3008 Via Rivera
Palos Verdes Est., CA
90274-4428

UBS Financial Services Inc.                               28.89%(r)
FBO Joel T. & Betty Lu
Williams Ltd. Partnership
P.O. Box 12150 Dallas, TX
75225-0150

                                                  PACIFIC BASIN                             AMERICAN FOCUS

     NAME AND ADDRESS             CLASS A     CLASS B      CLASS C     CLASS D     CLASS A      CLASS B     CLASS C
                                  -------     -------      -------     -------     -------      -------     -------

UBS Financial Services Inc.                                            6.18%(r)
FBO Ken Kahan
P.O. Box 3321 1000 Harbor Blvd.
Weehawken, NJ  07086-6761

Bear Stearns Securities Corp.                                          5.25%(r)
FBO 517-25023-11
1 Metrotech Center, N.
Brooklyn, NY 11201-3870

Bear Stearns Securities Corp.                                          5.36%(r)
FBO 517-25503-10
1 Metrotech Center, N.
Brooklyn, NY 11201-3870

Bear Stearns Securities Corp.                                          5.25%(r)
FBO 517-26064-19
1 Metrotech Center, N.
Brooklyn, NY 11201-3859

                                                        JAPAN CAPITAL                                     EUROPE

     NAME AND ADDRESS                   CLASS A      CLASS B      CLASS C      CLASS D      CLASS A      CLASS B       CLASS C
                                        -------      -------      -------      -------      -------      -------       -------

Charles Schwab & Co., Inc.             28.53%(r)                                           14.48%(r)
FBO Customers
101 Montgomery St.
San Francisco, CA 94104-4122

Merrill Lynch                          12.09%(r)    41.86%(r)    35.76%(r)                              19.56%(r)     25.87%(r)
FBO Customers of MLPF&S
4800 Deer Lake Dr. East
Jacksonville, FL 32246-6484

SEI Trust Company                                                                          20.91%(r)
c/o Christiana Bank
Euram Zeta
Attn. Mutual Fund Admin.
One Freedom Valley Dr.
Oaks, PA 19456

SEI Trust Company                                                                          6.38%(r)
c/o Christiana Bank
Euram Beta
Attn. Mutual Fund Admin.
One Freedom Valley Dr.
Oaks, PA 19456

UBS Financial Services Inc. FBO                     12.91%(r)
Lena Gilbert and Sandra J. Symson
Co-TTees of Trust DTD 4/20/91
4621 White Oak Ave.
Encino, CA  91316-3832

                                                        JAPAN CAPITAL                                     EUROPE

     NAME AND ADDRESS                   CLASS A      CLASS B      CLASS C      CLASS D      CLASS A      CLASS B       CLASS C
                                        -------      -------      -------      -------      -------      -------       -------

Wachovia Securities, LLC FBO Mrs.                                                                                     8.87%(r)
Patricia M. Tack
IRA DTD 06/06/00
26933 Old Holley Rd.
Sweet Home, OR 97386-9538

Wachovia Securities, LLC                            7.59%(r)
FBO Mr. E. Fred Flores
IRA Rollover DTD 03/11/03
20573 Gernside Dr.
Walnut, CA  91789-3740

FISERV Securities, Inc.                5.01%(r)
FAO 58801429
One Commerce Square
2005 Market Street
Suite 1200
Philadelphia, PA 19103-7008

FISERV Securities, Inc.                                          9.82%(r)
FAO 80124167
One Commerce Square
2005 Market Street
Suite 1200
Philadelphia, PA 19103-7008

Piper Jaffray & Co.                                                                                     11.32%(r)
A/C 6641-2034
800 Nicollet Mall
Minneapolis, MN  55402-7000

Piper Jaffray & Co.                                                                                                   9.89%(r)
A/C 8201-3666
800 Nicollet Mall
Minneapolis, MN  55402-7000

UBS Financial Services Inc. FBO                     8.64%(r)
Florence E. Linn Ttee for the
Florence E. Linn Trust of 1998 dtd
2/10/98
4715 Morella Ave.
Valley Village, CA  91607-4014

Fahnestock & Co. Inc. FBO Lawrence                  5.69%(r)
Silver IRA
154 S. Demarst Avenue
Bergenfield, NJ  07621-2859

NFSC FEBO# W62-243400                                                                                                 6.03%(r)
Paul R. Rossi
Christina R. Rossi
1833 Forough Circle
Port Orange, FL  32128-6022

Graciela E. Duce                                                 8.70%(b)
Bulevar Artigas 302 Apt. 602
Montevideo, Uruguay  11300

                                                        JAPAN CAPITAL                                     EUROPE

     NAME AND ADDRESS                   CLASS A      CLASS B      CLASS C      CLASS D      CLASS A      CLASS B       CLASS C
                                        -------      -------      -------      -------      -------      -------       -------

Robert W. Baird & Co. Inc.                                       10.17%(r)
A/C 4179-3867
777 E. Wisconsin Ave.
Milwaukee, WI  53202-5300

Spragins, Barnett, Cobb & Butler 40                              13.18%(r)
PSP DTD 12/31/90, Lewis Cobb & Char
Barnett, TTEES, FBO Charles Barnett
P.O. Box 2004
Jackson, TN 38302

Southwest Securities, Inc. FBO                                   10.54%(r)
Raymond A. Naizer
Acct. 57764036 P.O. Box 509002
Dallas, TX  75250-9002




                                                        GAMERICA                             GAM GABELLI LONG/SHORT

     NAME AND ADDRESS                     CLASS A        CLASS B        CLASS C       CLASS A       CLASS B        CLASS C
                                          -------        -------        -------       -------       -------        -------

Charles Schwab & Co., Inc                15.82%(r)                                    6.65%(r)
FBO Customers
101 Montgomery St.
San Francisco, CA 94104-4122

Merrill Lynch                                           15.77%(r)      14.37%(r)
FBO Customers of MLPF&S
4800 Deer Lake Dr. East
Jacksonville, FL 32246-6484

SEI Trust Company                        5.65%(r)
c/o Christiana Bank
Euram Beta
Attn. Mutual Fund Admin.
One Freedom Valley Dr.
Oaks, PA 19456

SEI Trust Company                        15.03%(r)
c/o Christiana Bank
Euram Zeta
Attn. Mutual Fund Admin.
One Freedom Valley Dr.
Oaks, PA 19456

UBS Financial Services Inc. FBO                                                                     8.49%(r)
Estate of Bettina G. Lowerre, Paul
C. Lowerre and Howard Presant
Executors
605 Third Avenue, 34th Floor
New York, NY 10158-3499

SEI Trust Company                                                                    24.99%(r)
C/O Christiana Bank
One Freedom Valley Drive
Oaks, PA 19456

--------------------------------------------------------------------------------
                     INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

         INVESTMENT ADVISORS. Each Investment Advisor is registered under the United States Investment Advisers Act of 1940, as amended. Each of GIML and GAM USA is controlled by and under common control with other investment advisors (as described below), which have substantial experience managing foreign mutual funds. GAM USA also serves as the investment advisor to the following registered closed-end funds: GAM Avalon Galahad, LLC, GAM Avalon Lancelot, LLC, GAM Avalon Palamedes, LLC and GAM Avalon Dinadan, LLC.

         The Directors of GIML and their principal occupations are as follows:

NAME AND POSITION HELD
WITH GIML                              PRINCIPAL OCCUPATION
----------------------                 --------------------


John Bennett, Director                 Investment Director, GIML
Michael S. Bunker, Director            Investment Director, GIML
Jeffrey Ginsberg, Director             Investment Director, GIML
Gordon D. Grender, Director            Investment Director, GIML
Andrew Hanges, Chairman and Director   Investment Director, GIML
Peter Kleeman, Director                Investment Director, GIML
David Smith, Director                  Investment Director, GIML
Jeremy Smouha, Director                Investment Director, GIML
Melanie Titman, Director               Global Head of Legal and Compliance
Andrew Wills, Director                 Managing Director & Group Head of Finance

         GIML is a wholly owned subsidiary of GAM (U.K.) Limited, a holding company. GAM Ltd., an investment advisor organized under the laws of Bermuda, controls GIML through its wholly owned subsidiaries, Greenpark Management N.V., Global Asset Management GAM SARL and GAMAdmin B.V. (the latter of which is the direct parent of GAM (U.K.) Limited). GAM Ltd. is wholly owned by UBS AG, a banking corporation organized under the laws of Switzerland. UBS AG, with headquarters in Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG operates in over 50 countries, has more than 48,000 employees and was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998. UBS AG also maintains direct and indirect subsidiaries in the United States, including UBS Financial Services Inc., an investment bank and broker-dealer; UBS Securities LLC, an investment bank and broker-dealer; J.C. Bradford & Co., LLC, a registered investment advisor and broker-dealer; UBS Global Asset Management
(US) Inc., a registered investment advisor and broker-dealer; UBS Brinson Inc. and UBS Global Asset Management (Americas) Inc., investment advisors; and UBS Warburg Futures Inc., a futures commission merchant and broker-dealer. Among UBS AG's direct and indirect affiliates and related persons are various foreign broker-dealers, investment advisors and banking organizations.


         The Directors and principal executive officers of GAM USA and their principal occupations are as follows:

NAME AND POSITION HELD
WITH GAM USA                           PRINCIPAL OCCUPATION
----------------------                 --------------------

Dr. Burkhard Poschadel, Director       See "Management of the Company" above.
Kevin J. Blanchfield                   See "Management of the Company" above.
David A. Anderson                      Director; Managing Director, Clients-Americas, GAM USA
Joseph J. Allessie                     See "Management of the Company" above.
Teresa B. Riggin                       Vice President, Administration, and Assistant Secretary, GAM USA
James A. Abate                         Investment Director, GAM USA
Nancy S. Andrews                       Investment Manager, GAM USA
David Ahn                              Investment Manager, GAM USA

         GAM USA is an indirect, wholly-owned subsidiary of UBS AG, and has its principal offices at 135 East 57th Street, New York, NY 10022. GAM USA is a wholly-owned subsidiary of GAMAdmin B.V. GAMAdmin B.V. is a wholly-owned subsidiary of Greenpark Management N.V., which in turn is a wholly-owned subsidiary of GAM Ltd., an investment advisor organized under the laws of Bermuda. GAM Ltd. is a wholly-owned subsidiary of UBS AG.


         GAMCO, a corporation organized in 1999 under the laws of the State of New York, is located at One Corporate Center, Rye, New York 10580. GAMCO is a wholly-owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange, and is not affiliated with either GIML or GAM USA. Mr. Mario J. Gabelli may be deemed to be a controlling person of GAMCO on the basis of his controlling interest in GAMI. GAMCO has several affiliates that also provide advisory services.

         The Directors and principal executive officers of GAMCO and their principal occupations are as follows:


NAME AND POSITION HELD
WITH GAMCO                           PRINCIPAL OCCUPATION
----------------------               --------------------

Mario J. Gabelli                     Senior Executive Officer of GAMCO and Senior Executive and Majority Shareholder
   Chief Executive Officer and       of Gabelli Asset Management, Inc., ultimate parent company of GAMCO.
   Chief Investment Officer
Douglas R. Jameson                   Executive Officer and Director of GAMCO
   Executive Vice President, Chief
   Operating Officer, Managing
   Director and Director
Regina M. Pitaro                     Executive Officer and Director of GAMCO
   Managing Director and Director
Joseph R. Rindler                    Executive Officer and Director of GAMCO
   Chairman and Director
William S. Selby                     Executive Officer and Director of GAMCO
   Managing Director and Director
Frederick W. Scholz                  Executive Officer and Director of GAMCO
   Managing Director and Director
Michael R. Anastasio                 Executive Officer of GAMCO
   Chief Accounting Officer
James E. McKee                       Executive Officer of GAMCO
   Vice President, General Counsel
   and Secretary


         INVESTMENT ADVISORY CONTRACTS. On December 17, 1999, UBS AG acquired all the outstanding shares of Global Asset Management Ltd. (the "Acquisition"). Global Asset Management Ltd. indirectly wholly owns GIML and GAM USA. Prior to the completion of the Acquisition, the Board of Directors considered the continuance of the then current Amended and Restated Investment Advisory Contract dated April 14, 1994 (the "GIML Contract") with GIML as an Investment Advisor to the Funds. The Board of Directors on September 29, 1999 (including a majority of the Directors who were not parties to the GIML Contract or interested persons of any such party) approved the continuance of the GIML
Contract on behalf of each Fund, which approval was further ratified by the Board (including a majority of the Directors who were not parties to the GIML Contract or interested persons of any such party) on behalf of each Fund on October 27, 1999. The shareholders of each Fund approved the continuance of the GIML Contract on October 26, 1999. As such, a new Amended and Restated Investment Advisory Contract (hereinafter referred to as the "GIML Contract") was executed upon completion of the Acquisition, December 17, 1999, with identical terms and conditions as the original GIML Contract. The Board of Directors (including a majority of the Directors who were not parties to the GIML Contract or interested persons of any such party) approved the continuance of the GIML Contract on October 24, 2001.

         On March 26, 2001, the Board of Directors approved the appointment of GAM USA as Co-Investment Advisor to the GAM American Focus Fund pursuant to an Interim Advisory Agreement to replace Fayez Sarofim & Co., who served as co-investment advisor to GAM American Focus Fund (formerly known as GAM North America Fund) from its inception until March 23, 2001. The Board of Directors approved a new advisory agreement with GAM USA to replace the Interim Advisory Agreement on April 25, 2001 (the "GAM USA Contract"). The GAM USA Contract was submitted to the holders of a majority of the outstanding shares of the GAM American Focus Fund for approval, and on June 20, 2001, the shareholders of the GAM American Focus Fund met via proxy and approved the GAM USA Contract between the Fund and GAM USA. Therefore, as of June 20, 2001, GAM USA became the sole and permanent investment advisor to the GAM American Focus Fund until terminated. On October 24, 2001, the Board of Directors approved an amended and restated GAM USA Contract whereby GAM USA also served as Investment Advisor to GAM Gabelli Long/Short Fund. As noted below, the Board of Directors terminated the portion of the GAM USA Contract that applies to GAM Gabelli Long/Short Fund, effective October 9, 2002.


         The GIML Contract and the GAM USA Contract will each continue in effect from year to year if approved annually by the Board of Directors or by the vote of a majority of the outstanding shares of each Fund (as defined in the Act) and, in either event, by the approval of a majority of those Directors who are not parties to the GIML Contract or the GAM USA Contract or interested persons of any such party ("Independent Directors").

         At a meeting held on October 4, 2002, the Company's Board of Directors terminated the portion of the GAM USA Contract relating to GAM Gabelli Long/Short Fund, effective as of the close of the New York Stock Exchange on October 8, 2002. GAM USA had served as the Investment Advisor to GAM Gabelli Long/Short Fund since its inception. Additionally, on October 4, 2002, the Company's Board of Directors approved the appointment of GAMCO Investors, Inc. ("GAMCO") and GIML as Co-Investment Advisors (each, a "Co-Investment Advisor" and together, the "Co-Investment Advisors") to GAM Gabelli Long/Short Fund, pursuant to separate Interim Investment Advisory Contracts between the Company, on behalf of GAM Gabelli Long/Short Fund, and each Co-Investment Advisor, effective as of the opening of the New York Stock Exchange on October 9, 2002. GAMCO is not affiliated with either GIML or GAM USA. At a meeting held on October 23, 2002, the Company's Board of Directors approved new Investment Advisory Agreements between the Company, on behalf of GAM Gabelli Long/Short Fund, and GAMCO and GIML, respectively. The new Investment Advisory Agreements for GAM Gabelli Long/Short Fund were submitted to shareholders of the GAM Gabelli Long/Short Fund for approval at a special meeting of shareholders, and on February 25, 2003, the shareholders of the GAM Gabelli Long/Short Fund approved the new Investment Advisory Agreements for the Fund between the Company and GAMCO and GIML, respectively.

         At the November 5, 2003 meeting of the Company's Board of Directors, the Directors approved, for a period of one-year, the continuation of the GIML Contract, GAM USA Contract and the Investment Advisory Agreements for the GAM Gabelli Long/Short Fund (each a "Contract" and collectively, the "Contracts") for the respective Funds with the Investment Advisors or Co-Investment Advisors, as applicable (for purposes of this section, the term Investment Advisor includes each Investment Advisor and Co-Investment Advisor). In approving the continuation of the Contracts, the Board of Directors, considered a number of factors, including: (i) the nature, extent and quality of services provided by the Investment Advisor to each respective Fund; (ii) the fees and expenses borne by each Fund; and (iii) the performance of each Fund. When considering the nature and quality of the services provided by the Investment Advisor to a Fund, the Board of Directors reviewed the scope, depth and experience of the organization and the investment professionals currently providing management services to the Fund. The Board of Directors evaluated each Investment Advisor's portfolio management process. When considering the fees and expenses borne by a Fund, and considering the reasonableness of the management fees paid to the Investment Advisor in light of the services provided to the Fund and any additional benefits received by the Investment Advisor (or its affiliates) in connection with providing such services, the Board of Directors compared the fees charged by the Investment Advisor to the Fund to the fees charged the funds in its peer group for comparable services, and analyzed the expenses incurred by the Investment Advisor with respect to the Fund. The Board of Directors also considered the financial condition of each Investment Advisor. The Board of Directors also reviewed the average net assets and expense ratios by series and class of the Fund. They considered the distributor's initiatives with respect to maximizing distribution resources more effectively by focusing distribution efforts on firms with the ability to distribute the full range of GAM's global fund offerings. In addition, the Board considered various other measures to be undertaken to further enhance distribution efforts with regard to the Funds. Also, with respect to the GAM Gabelli Long/Short Fund, the Board considered the expense cap provisions effective through December 31, 2004 that were agreed to by the Advisor. The Board also reviewed a memorandum of Counsel to the Independent Directors regarding their fiduciary duties relative to the approval of the continuation of each Contract. After requesting and reviewing such materials as it deemed necessary, the Board of Directors concluded that the management fees of each Fund are fair and that shareholders have received reasonable value in return for paying such fees and expenses. The Board of Directors, including the Independent Directors, therefore concluded that the continuation of the respective Contract for each Fund was in the best interests of the Fund and its shareholders.

         The GIML Contract requires GIML to conduct and maintain a continuous review of the portfolio of each Fund and to make all investment decisions regarding purchases and sales of portfolio securities and brokerage allocation for each Fund, other than GAM American Focus Fund and GAM Gabelli Long/Short Fund. GIML will render its services from outside the United States. The GAM USA Contract requires GAM USA to provide the same services to GAM American Focus Fund. Pursuant to its Investment Advisory Agreement for GAM Gabelli Long/Short Fund, GAMCO is required to conduct and maintain a continuous review of the portfolio of Fund in cooperation with GIML, as the Co-Investment Advisor, and to make all investment decisions regarding purchases and sales of portfolio securities and brokerage allocation, all subject to any written instruction from the Co-Investment Advisor. GIML, under its Investment Advisory Agreement for GAM Gabelli Long/Short Fund, is required to conduct and maintain a continuous review of the portfolio of the Fund, in cooperation with GAMCO, as the Co-Investment Advisor, and to provide the Co-Investment Advisor, from time to time, with written recommendations or instructions, if any, as to specific purchases and sales of portfolio securities and brokerage allocation.

         Each Contract provides that the Investment Advisors will select brokers and dealers for execution of each Fund's portfolio transactions consistent with the Company's brokerage policy (see "Brokerage Allocation"). Although the services provided by broker-dealers in accordance with the brokerage policy incidentally may help reduce the expenses of or otherwise benefit the other investment advisory clients of the Investment Advisors or their affiliates, as well as the Funds, the value of such services is indeterminable and the Investment Advisors' fees are not reduced by any offset arrangement by reason thereof. Each of the Contracts provides that the Investment Advisors shall have no liability to the Company or to any shareholder of a Fund for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by an Investment Advisor of its duties under such Contracts or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of a Fund's assets maintained with custodians or securities depositories in foreign countries or from any political acts of any foreign governments to which such assets might be exposed, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Investment Advisor's part or reckless disregard of its duties under the Contract. In addition, GAM Gabelli Long/Short Fund indemnifies GAMCO for any loss or damage incurred by GAMCO arising out of any action seeking to enforce a liability for which GAMCO is not liable pursuant to the terms of its Investment Advisory Agreement.

         Each Contract will terminate automatically in the event of its assignment, as such term is defined under the Act, and may be terminated by each Fund at any time without payment of any penalty on 60 days' written notice, with the approval of a majority of the Directors of the Company or by vote of a majority of the outstanding shares of a Fund (as defined in the Act).


         The Company acknowledges that it has obtained its corporate name by consent of GIML and agrees that if: (i) GIML should cease to be the Company's investment advisor or (ii) GAM Ltd. should cease to own a majority equity interest in GIML, the Company, upon request of GIML, shall submit to its shareholders for their vote a proposal to delete the initials "GAM" from its name and cease to use the name "GAM Funds, Inc." or any other name using or derived from "GAM" or "Global Asset Management", any component thereof or any name deceptively similar thereto, and indicate on all letterheads and other promotional material that GIML is no longer the Company's investment advisor. If GIML makes such request because Global Asset Management Ltd. no longer owns a majority equity interest in GIML, the question of continuing the GIML Contract must be submitted to a vote of the Company's shareholders. The Company has agreed that GIML or any of its successors or assigns may use or permit the use of the names "Global Asset Management" and "GAM" or any component or combination thereof in connection with any entity or business, whether or not the same directly or indirectly competes or conflicts with the Company and its business in any manner.

         GAMCO acknowledges that it has no right, title or interest in or to the names "Global Asset Management," "GAM," "GAM Funds, Inc." or "GAM Gabelli Long/Short Fund," and that it cannot use any such name, or any derivation thereof, without the prior written permission of the Company. GAMCO also acknowledges that it will not undertake any marketing efforts on behalf of or with respect to the Company or GAM Gabelli Long/Short Fund without the prior written permission of the Company. GIML, as Co-Investment Adviser for GAM Gabelli Long/Short Fund, has, while GAMCO's Investment Advisory Contract is in effect, the limited right to use the names "GAMCO," "Gabelli Asset Management Company" and "Gabelli" in connection with GAM Gabelli Long/Short Fund, but otherwise the Co-Investment Advisor has no right, title or interest in or to the names "GAMCO," "Gabelli Asset Management Company" or "Gabelli," and will not use any such name, or any derivation thereof, without the prior written permission of GAMCO (except to the extent previously granted by written agreement).

         ADVISORY FEES. For its service to the Funds, other than GAM American Focus Fund and GAM Gabelli Long/Short Fund, GIML receives a quarterly fee of 0.25% of the average daily net assets of each of the Funds during the quarter preceding each payment. For its services to GAM American Focus Fund, GAM USA receives a quarterly fee of 0.25% of the average daily net assets of GAM American Focus Fund during the quarter preceding each payment. Prior to June 20, 2001, GIML, with respect to GAM American Focus Fund, paid a portion of the investment management fee to GAM USA as agreed between the parties. Prior to March 23, 2001, a fee in the same amount was paid, one-half each to GIML and Fayez Sarofim & Co. Inc. by GAM American Focus Fund. The level of advisory fees paid by each Fund is higher than the rate of advisory fee paid by most registered investment companies.

         For their services to GAM Gabelli Long/Short Fund, GAMCO and GIML (the "Co-Investment Advisors") receive a fee comprised of two components, of which GAMCO receives two-thirds and GIML receives one-third. The first component is a base fee equal to 1.50%, annualized, of the Fund's average daily net assets. The second component is a performance adjustment that either increases or decreases the base fee, depending on how GAM Gabelli Long/Short Fund has performed relative to the S&P 500 Composite Stock Price Index (the "S&P"), the Fund's benchmark. The base fee will be increased (or decreased) by a performance adjustment of 0.125% for each whole percentage point that the Fund's investment performance is 3.00% better (or worse) than the performance of the S&P during the performance period, which is a rolling twelve-month period. The maximum performance adjustment upward or downward is 0.50% annualized. Depending on the performance of the Fund, during any twelve-month period, the two Co-Investment Advisors together may receive as much as 2.00% or as little as 1.00% in advisory fees. During the twelve month period beginning October 9, 2002, the effective date of the interim investment advisory agreements for the Fund, the Fund's management fee was charged at the base fee of 1.50%, with no performance adjustment. In the event the total advisory fee for any monthly period is less than 1.20% annualized, GAMCO will receive 60%, and GIML will receive 40%, of 1/12th of 1.00% of the average daily net assets of GAM Gabelli Long/Short Fund. The table below describes the advisory fee, with the applicable performance adjustment that the two Co-Investment Advisors together would receive, based on the performance of GAM Gabelli Long/Short Fund as compared to its benchmark index, the S&P:

                                                                                 THE CO-INVESTMENT ADVISORS
                                                                                 TOGETHER RECEIVE A FEE OF (AS A %
IF THE PERFORMANCE OF GAM                                                        OF AVERAGE DAILY NET ASSETS ON AN
GABELLI LONG/SHORT FUND:                                                         ANNUAL BASIS):
------------------------                                                         ---------------------------------
                                                           Base Fee +/-
                                                      Performance Adjustment
                                                      ----------------------

Underperforms the S&P by 6.00% or more                    1.50% - 0.500%                        1.00%
Underperforms the S&P by 5.00% to 5.99%                   1.50% - 0.375%                       1.125%
Underperforms the S&P by 4.00% to 4.99%                   1.50% - 0.250%                        1.25%
Underperforms the S&P by 3.00% to 3.99%                   1.50% - 0.125%                       1.375%
Underperforms the S&P by 0.01% to 2.99%                   1.50% - 0.000%                        1.50%
Equals the S&P                                                 1.50%                            1.50%
Outperforms the S&P by 0.01% to 2.99%                     1.50% + 0.000%                        1.50%

                                                                                 THE CO-INVESTMENT ADVISORS
                                                                                 TOGETHER RECEIVE A FEE OF (AS A %
IF THE PERFORMANCE OF GAM                                                        OF AVERAGE DAILY NET ASSETS ON AN
GABELLI LONG/SHORT FUND:                                                         ANNUAL BASIS):
------------------------                                                         ---------------------------------
                                                           Base Fee +/-
                                                      Performance Adjustment
                                                      ----------------------

Outperforms the S&P by 3.00% to 3.99%                     1.50% + 0.125%                       1.625%
Outperforms the S&P by 4.00% to 4.99%                     1.50% + 0.250%                        1.75%
Outperforms the S&P by 5.00% to 5.99%                     1.50% + 0.375%                       1.875%
Outperforms the S&P by 6.00% or more                      1.50% + 0.500%                        2.00%

         The investment performance of the GAM Gabelli Long/Short Fund during any performance period shall be the cumulative monthly asset-weighted investment performance of all classes of shares of the Fund. The asset-weighted investment performance for the Fund for a given month will be calculated by multiplying the investment performance of each class for the month by its average net assets (determined as of the close of business on each business day of the month), adding the results together and dividing the sum by the aggregate net assets of all classes of the Fund for that month. Any class that does not complete a full month of operations in a given month will be excluded from the calculation of the Fund's investment performance for that month. In computing the investment performance of the Fund and the investment record of the S&P, the value of distributions on realized capital gains, the value of capital gains taxed per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the securities included in the S&P, will be treated as reinvested.


         The actual advisory fee paid by each Fund during the fiscal years ended December 31, 2003, 2002 and 2001 are set forth below:

                                        PACIFIC       JAPAN                    AMERICAN      GAMERICA       GABELLI
            GLOBAL     INTERNATIONAL     BASIN       CAPITAL      EUROPE        FOCUS        CAPITAL      LONG/SHORT
            ------     -------------     -----       -------      ------        -----        -------      ----------

2003      $  131,406  $    1,215,992   $   96,048  $    61,807  $   201,977  $   562,471   $  1,011,345  $     587,157
2002      $  178,084  $    1,793,185   $   96,999  $    81,991  $   230,542  $   583,405   $  1,135,331  $     431,668
2001      $  280,823  $    3,421,671   $  149,703  $   153,033  $   264,372  $   332,629   $  1,090,821  $           0


         The expense ratio of each Fund may be higher than that of most registered investment companies since the cost of maintaining the custody of foreign securities is higher than that for most domestic funds and the rate of advisory fees paid by the Funds exceeds that of most registered investment companies. In addition, each Fund bears its own operating expenses.

         Effective November 19, 2003, the Advisor, GAM USA, contractually agreed to reimburse expenses of each class of GAM Pacific Basin Fund for the remainder of fiscal year 2003. For the fiscal year ending December 31, 2004, the Advisor has agreed to waive fees or reimburse expenses of the GAM Pacific Basin Fund when necessary so that total fund expenses, including management fee, custody and administrative fees, as well as other operating expenses (excluding 12b-1 fees), will not exceed 2.20% of average net assets on an annualized basis. The Advisor, however, may recapture such expenses through December 31, 2005 if the actual expense ratio falls below 2.20%. Therefore, if the assets increase to a certain level, the Advisor will recapture such expenses through December 31, 2005. At no time will the Advisor recapture expenses if immediately after such recapture the annualized expense ratio of the Fund was greater than 2.30% annualized. The Fund's performance may be lower or higher depending upon whether, on an annualized basis, the Fund benefits from the expense cap or is required to reimburse the Advisor.


         PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION. The Company has entered into distribution agreements (the "Distribution Agreements") with GAM Services under which GAM Services has agreed to act as principal underwriter and to use reasonable efforts to distribute each Fund's Class A, Class B, Class C and Class D

Shares. GAM Services is an indirect wholly owned subsidiary of GAM Ltd., which also controls GIML. GAM Ltd. is wholly owned by UBS AG, a banking corporation organized under the laws of Switzerland.


         Pursuant to the Distribution Agreements, GAM Services receives the sales load on sales of Class A, Class B, Class C and Class D Shares of the Funds and reallows a portion of the sales load to dealers/brokers. GAM Services also receives the distribution fees payable pursuant to the Funds' Plans of Distribution for Class A, Class B, Class C and Class D Shares described below (the "Plans"). The Distribution Agreements may be terminated at any time upon 60 days' written notice, without payment of a penalty, by GAM Services, by vote of a majority of the outstanding class of voting securities of the affected Fund, or by vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Agreements. The Distribution Agreements will terminate automatically in the event of their assignment.

         In addition to the amount paid to dealers pursuant to the sales charge tables in the Prospectus, GAM Services from time to time may offer assistance to dealers and their registered representatives in the form of business and educational or training seminars. Dealers may not use sales of any of the Funds' shares to qualify for or participate in such programs to the extent such may be prohibited by a dealer's internal procedures or by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers Regulation, Inc. Costs associated with incentive or training programs are borne by GAM Services and paid from its own resources or from fees collected under the Plans. GAM Services from time to time may reallow all or a portion of the sales charge on Class A, Class C and Class D Shares to individual selling dealers. The aggregate dollar amount of underwriting commissions and the amount retained by the Distributor for each of the last three fiscal years is as follows. Prior to January 30, 2002, Class C Shares were offered without a front-end sales charge.


                                                                           2003
                                                                      (000's omitted)
                                             CLASS A                      CLASS C                      CLASS D
                                                     After                       After                         After
                                     Aggregate    Reallowance    Aggregate    Reallowance     Aggregate     Reallowance
                                     ---------    -----------    ---------    -----------     ---------     -----------

GAM Global Fund                      $      7     $      1       $      0     $      0        $     0       $      0
GAM International Fund                     12            4              2            0              1              0
GAM Pacific Basin Fund                     18            2              0            0              2              1
GAM Japan Capital Fund                     19            3              8            0            N/A            N/A
GAM Europe Fund                             6            1              0            0            N/A            N/A
GAM American Focus Fund                     9            2              0            0            N/A            N/A
GAMerica Capital Fund                      74            8              9            0            N/A            N/A
GAM Gabelli
Long/Short Fund                            60           16             17            0            N/A            N/A

         For the fiscal year ended December 31, 2003, GAM Services retained front-end sales loads of $37,554 from the sale of Fund shares.


                                                                            2002
                                                                       (000's omitted)
                                              CLASS A                      CLASS C                      CLASS D
                                                      After                       After                         After
                                      Aggregate    Reallowance    Aggregate    Reallowance     Aggregate     Reallowance
                                      ---------    -----------    ---------    -----------     ---------     -----------

GAM Global Fund                       $       2    $         0    $       0    $         0     $       0     $         0
GAM International Fund                       42              3            1              0             2               0
GAM Pacific Basin Fund                       16              2            0              0             0               0
GAM Japan Capital Fund                       21              5            1              1        N/A            N/A
GAM Europe Fund                               9              3            0              0        N/A            N/A
GAM American Focus Fund                      39              4           11              0        N/A            N/A
GAMerica Capital Fund                        40              9            8              0        N/A            N/A

                                                                            2002
                                                                       (000's omitted)
                                              CLASS A                      CLASS C                      CLASS D
                                                      After                       After                         After
                                      Aggregate    Reallowance    Aggregate    Reallowance     Aggregate     Reallowance
                                      ---------    -----------    ---------    -----------     ---------     -----------

GAM Gabelli
Long/Short Fund*                            707             77          332              0        N/A            N/A

* GAM Gabelli Long/Short Fund commenced operations on May 29, 2002.

         For the fiscal year ended December 31, 2002, GAM Services retained front-end sales loads of $104,290 from the sale of Fund shares.


                                                                          2001
                                                                    (000's omitted)
                                                   CLASS A                                   CLASS D
                                                               After                                     After
                                        Aggregate           Reallowance           Aggregate           Reallowance
                                        ---------           -----------           ---------           -----------

GAM Global Fund                       $            1      $             1       $           0       $            0
GAM International Fund                            18                   14                   2                    1
GAM Pacific Basin Fund                             0                    0                   0                    0
GAM Japan Capital Fund                            18                   15           N/A                  N/A
GAM Europe Fund                                   37                   17           N/A                  N/A
GAM American Focus Fund                           27                   11           N/A                  N/A
GAMerica Capital Fund                             64                   47           N/A                  N/A

         For the fiscal year ended December 31, 2001, GAM Services retained front-end sales loads of $107,538 from the sale of Fund shares.


         The aggregate dollar amount of contingent deferred sales charges paid to and retained by the Distributor for the fiscal year ended December 31, 2003 is as follows:

                                                                                2003
                                                        CLASS A                CLASS C                 CLASS D

GAM Global Fund                                     $        0             $      667              $        0
GAM International Fund                                      86                  1,493                       0
GAM Pacific Basin Fund                                       0                     10                       0
GAM Japan Capital Fund                                       0                  6,071                    N/A
GAM Europe Fund                                              0                     41                    N/A
GAM American Focus Fund                                    878                    422                    N/A
GAMerica Capital Fund                                    1,929                  1,371                    N/A
GAM Gabelli Long/Short Fund                                  0                 22,603                    N/A

         For the fiscal year ended December 31, 2003, GAM Services received contingent deferred sales loads of $35,571 from the redemption of the Funds' Shares.


         The aggregate dollar amount of contingent deferred sales charges paid to and retained by the Distributor for the fiscal year ended December 31, 2002 is as follows:

                                                                                2002
                                                        CLASS A                CLASS C                 CLASS D

GAM Global Fund                                      $           12         $           723         $           69
GAM International Fund                                         5341                    1267                    170
GAM Pacific Basin Fund                                         1440                      39                      0
GAM Japan Capital Fund                                         1259                     149             N/A
GAM Europe Fund                                                  92                       5             N/A
GAM American Focus Fund                                        1928                     960             N/A
GAMerica Capital Fund                                          2362                    2455             N/A
GAM Gabelli Long/Short Fund                                       0                   48970             N/A

         For the fiscal year ended December 31, 2002, GAM Services received contingent deferred sales loads of $67,241 from the redemption of the Funds' Shares.

         The aggregate dollar amount of contingent deferred sales charges paid to and retained by the Distributor for the fiscal year ended December 31, 2001 is as follows:

                                                                                2001
                                                        CLASS A                CLASS C                 CLASS D

GAM Global Fund                                      $            0         $           684         $            0
GAM International Fund                                       39,307                  12,521                      0
GAM Pacific Basin Fund                                            0                     103                      0
GAM Japan Capital Fund                                            0                      59             N/A
GAM Europe Fund                                                   0                     132             N/A
GAM American Focus Fund                                           0                   1,275             N/A
GAMerica Capital Fund                                           185                   2,435             N/A

         For the fiscal year ended December 31, 2001, GAM Services received contingent deferred sales loads of $56,701 from the redemption of the Funds' Shares.

         Each Fund has adopted separate distribution plans under Rule 12b-1 of the Act for each class of its shares. The Plans permit each Fund to compensate GAM Services in connection with activities intended to promote the sale of each class of shares of each Fund. Pursuant to the Plan for Class A Shares, each Fund may pay GAM Services up to 0.30% of average daily net assets of the Fund's Class A Shares. Under the Plan for Class B Shares, each Fund may pay GAM Services up to 1.00% of daily net assets of the Fund's Class B Shares. The Class C Shares under the Plan for Class C Shares may pay GAM Services up to 1.00% of daily net assets of the Fund's Class C Shares. Under the Plan for Class D Shares, each Fund may pay GAM Services up to 0.50% of the average daily net assets attributable to Class D Shares of the Fund. Expenditures by GAM Services under the Plans may consist of: (i) commissions to sales personnel for selling Fund shares; including travel & entertainment expenses; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with GAM Services in the form of a Dealer Agreement for GAM Funds, Inc. for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds;
(v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds' Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) other activities that are reasonably calculated to result in the sale of shares of the Funds.

         A portion of the fees paid to GAM Services pursuant to the Plans, not exceeding 0.25% annually of the average daily net assets of each Fund's shares, may be paid as compensation for providing services to each Fund's shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fees"). In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of GAM Services, such as services to each Fund's shareholders; services providing each Fund with more efficient methods of offering shares to coherent groups of clients; members or prospects of a participant; services permitting more efficient methods of purchasing and selling shares; or transmission of orders for the purchase or sale of shares by computerized tape or other electronic equipment; or other processing.

         The Board of Directors has concluded that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders and that the Plans should result in greater sales and/or fewer redemptions of Fund shares. On a quarterly basis, the Directors will review a report on expenditures under the Plans and the purposes for which expenditures were made. The Directors will conduct an additional, more extensive review annually in determining whether the Plans should be continued. Continuation of the Plans from year to year is contingent on annual approval by a majority of the Directors acting separately on behalf of each Fund and class and by a majority of the Directors who are not "interested persons" (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Directors"). The Plans provide that they may not be amended to increase materially the costs that a Fund may bear pursuant to the applicable Plan without approval of the shareholders of the affected class of shares of each Fund and that other material amendments to the Plans must be approved by a majority of the Plan Directors acting separately on behalf of each Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while each Plan is in effect, the selection and nomination of Directors who are not "interested persons" shall be committed to the discretion of the Directors who are not "interested persons." A Plan may be terminated at any time by vote of a majority of the Fund Directors or a majority of the outstanding shares of the Class of shares of the affected Fund to which the Plan relates.


         Total dollar amounts paid by each of the Funds pursuant to the Plans for the fiscal year ended December 31, 2003 are as follows:

                                             CLASS A             CLASS B              CLASS C              CLASS D

GAM Global Fund                          $    28,332         $    20,766          $    11,496          $     2,356
GAM International Fund                       296,796             103,762               57,715               32,617
GAM Pacific Basin Fund                        24,852               6,978                2,934                1,707
GAM Japan Capital Fund                        16,073               5,563                2,691               N/A
GAM Europe Fund                               55,914              13,450                2,242               N/A
GAM American Focus Fund                      155,701              25,892               17,702               N/A
GAMerica Capital Fund                        235,020             131,747               96,815               N/A
GAM Gabelli Long/Short Fund                   56,295              87,027              147,790               N/A


         Amounts spent on behalf of each of the Funds on various items pursuant to the Plans during the fiscal year ended December 31, 2003 are as follows:


                                         Printing &
                                         Mailing of
                                         Prospectuses                                            Interest,
                                          to Other                                               Carrying
                                            Than      Compensation   Compensation  Compensation  or Other
                                           Current         to             to         to Sales    Financing
Fund                        Advertising  Shareholders Underwriters   Broker-dealer  Personnel     Charges    Other*
----                        -----------  ------------ ------------   -------------  ---------     -------    ------
CLASS A
GAM Global Fund             $         0  $    1,083   $       8,991  $     14,543  $      8,014  $       0  $   3,005
GAM International Fund                0      47,135          75,560       168,028       306,229          0     66,022
GAM Pacific Basin Fund                0      15,077          11,324         9,409        52,154          0     11,889
GAM Japan Capital Fund                0       5,244           8,171         5,064        44,746          0      4,636
GAM Europe Fund                       0       9,642          29,504        19,900        63,315          0      6,100
GAM American Focus Fund               0      18,763          93,229        36,912       101,075          0     13,490
GAMerica Capital Fund                 0      37,441         101,762        92,712       188,213          0     37,823

                                         Printing &
                                         Mailing of
                                         Prospectuses                                            Interest,
                                          to Other                                               Carrying
                                            Than      Compensation   Compensation  Compensation  or Other
                                           Current         to             to         to Sales    Financing
Fund                        Advertising  Shareholders Underwriters   Broker-dealer  Personnel     Charges    Other*
----                        -----------  ------------ ------------   -------------  ---------     -------    ------
GAM Gabelli Long/Short
   Fund                               0      32,736          21,678        20,040       217,741          0     40,260


* The category designated as "Other" includes fees paid in connection with dealer services and wholesaler activities.


                                         Printing &
                                         Mailing of
                                         Prospectuses                                            Interest,
                                          to Other                                               Carrying
                                            Than      Compensation   Compensation  Compensation  or Other
                                           Current         to             to         to Sales    Financing
Fund                        Advertising  Shareholders Underwriters   Broker-dealer  Personnel     Charges    Other*
----                        -----------  ------------ ------------   -------------  ---------     -------    ------
CLASS B
GAM Global Fund             $         0  $         0  $         112  $      5,019  $          0  $       0  $     504
GAM International Fund                0            0            240        25,604             0          0      2,267
GAM Pacific Basin Fund                0            0             11         1,708             0          0        481
GAM Japan Capital Fund                0            0              0         1,380             0          0        267
GAM Europe Fund                       0            0             16         3,350             0          0        329
GAM American Focus Fund               0            0             41         6,426             0          0        718
GAMerica Capital Fund                 0            6            154        31,856            43          0      2,318
GAM Gabelli Long/Short
   Fund                               0          357              0        21,069             0          0        861


* The category designated as "Other" includes fees paid in connection with dealer services and wholesaler activities.


                                         Printing &
                                         Mailing of
                                         Prospectuses                                            Interest,
                                          to Other                                               Carrying
                                            Than      Compensation   Compensation  Compensation  or Other
                                           Current         to             to         to Sales    Financing
Fund                        Advertising  Shareholders Underwriters   Broker-dealer  Personnel     Charges    Other*
----                        -----------  ------------ ------------   -------------  ---------     -------    ------
CLASS C
GAM Global Fund             $        0   $       411  $        217  $     11,700   $      1,311  $       0  $     636
GAM International Fund               0           228           727        57,706          2,272          0      2,041
GAM Pacific Basin Fund               0           658             0         2,933          3,609          0        430
GAM Japan Capital Fund               0         1,892           273         8,310          8,725          0      1,468
GAM Europe Fund                      0           158            35         2,163            370          0        177
GAM American Focus Fund              0            87             0        16,431            480          0        965
GAMerica Capital Fund                0         3,366           643        99,795         18,897          0      3,900
GAM Gabelli Long/Short
   Fund                              0         5,176             0        83,027         29,529          0      8,401

* The category designated as "Other" includes fees paid in connection with dealer services and wholesaler activities.


                                         Printing &
                                         Mailing of
                                         Prospectuses                                            Interest,
                                          to Other                                               Carrying
                                            Than      Compensation   Compensation  Compensation  or Other
                                           Current         to             to         to Sales    Financing
Fund                        Advertising  Shareholders Underwriters   Broker-dealer  Personnel     Charges    Other*
----                        -----------  ------------ ------------   -------------  ---------     -------    ------
CLASS D
GAM Global Fund             $       0    $       6    $       8      $   2,351     $      43     $     0    $     70
GAM International Fund              0          129        1,780         30,829           550           0       1,393
GAM Pacific Basin Fund              0          134          468          1,230         1,078           0         187
GAM Japan Capital Fund          N/A          N/A           N/A           N/A           N/A          N/A        N/A
GAM Europe Fund                 N/A          N/A           N/A           N/A           N/A          N/A        N/A
GAM American Focus Fund         N/A          N/A           N/A           N/A           N/A          N/A        N/A
GAMerica Capital Fund           N/A          N/A           N/A           N/A           N/A          N/A        N/A
GAM Gabelli Long/Short
   Fund                         N/A          N/A           N/A           N/A           N/A          N/A        N/A


* The category designated as "Other" includes fees paid in connection with dealer services and wholesaler activities.

         CUSTODIAN AND ADMINISTRATOR. The Custodian, Administrator and Fund Accounting Agent for the Company is Brown Brothers Harriman & Co., Private Bankers ("BBH&Co."), a New York Limited Partnership established in 1818. BBH&Co. has offices worldwide and provides services to the Company from its offices located at 40 Water Street, Boston, MA 02109. As Custodian, Administrator and Fund Accounting Agent, BBH&Co. is responsible for the custody of the Company's portfolio securities and cash, maintaining the financial and accounting books and records of the Company, computing the Company's net asset value per share and providing the administration services required for the daily business operations of the Company. For its services to the Company, BBH&Co. is paid a fee based on the net asset value of each Fund and is reimbursed by the Company for its disbursements, certain expenses and charges based on an out-of-pocket schedule agreed upon by BBH&Co. and the Company from time to time.


         For the fiscal years ended December 31, 2003, 2002 and 2001, BBH&Co. was paid the following fees for its services as Administrator and Fund Accounting Agent:

                                                         2003                    2002                   2001
                                                         ----                    ----                   ----

GAM Global Fund                                     $      43,301            $     46,498          $      57,741
GAM International Fund                                    144,701                 197,209                351,590
GAM Pacific Basin Fund                                     37,374                  38,651                 44,146
GAM Japan Capital Fund                                     31,945                  31,161                 36,705
GAM Europe Fund                                            43,892                  44,978                 50,979
GAM American Focus Fund                                    76,425                  78,068                 60,633
GAMerica Capital Fund                                     118,008                 131,989                136,977
GAM Gabelli Long/Short Fund*                               72,961                  43,818                      0


* GAM Gabelli Long/Short Fund commenced operations on May 29, 2002.

         TRANSFER AGENT. Boston Financial Data Services, P.O. Box 8264, Boston, MA 02266-8264, serves as shareholder service agent, dividend-disbursing agent and transfer agent for the Funds.

         LEGAL COUNSEL. Coudert Brothers, 1114 Avenue of the Americas, New York, New York 10036, acts as legal counsel for the Funds, as well as for GIML and GAM USA.


         INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10019-6013, are the independent accountants for the Company for the fiscal year ending December 31, 2004. In addition to reporting annually on the financial statements of each Fund, the Company's accountants will review certain filings of the Company with the SEC and will review the Company's Federal and state corporation tax returns.


         REPORTS TO SHAREHOLDERS. The fiscal year of the Company ends on December 31. Shareholders of each Fund will be provided at least semi-annually with reports showing the portfolio of the Fund and other information, including an annual report with financial statements audited by independent accountants.

         CODE OF ETHICS. Pursuant to Rule 17j-1 of the Act, each Investment Advisor has adopted a Code of Ethics which applies to the personal trading activities of their employees. The Code of Ethics for each Investment Advisor establishes standards for personal securities transactions by employees covered under the Codes of Ethics. Under the Codes of Ethics, employees have a duty at all times to place the interests of shareholders above their own, and never to take inappropriate advantage of their position. As such, employees are prohibited from engaging in, or recommending, any securities transaction which involves any actual or potential conflict of interest, or any abuse of an employee's position of trust and responsibility.

         The Code of Ethics adopted by GIML and GAM USA applies to them and their affiliates, and has been adopted by the Company and the Company's principal underwriter. All employees of GIML and GAM USA are prohibited from recommending securities transactions by any Fund without disclosing his or her interest, and are prohibited from disclosing current or anticipated portfolio transactions with respect to any Fund to anyone unless it is properly within his or her duties to do so. Employees who are also deemed investment personnel under the Code of Ethics, defined as any person who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Investment Advisor, or whose functions relate to the making of any recommendations with respect to such purchases or sales, are also prohibited from: participating in initial public offerings or private placements which present conflicts of interest with the Funds; and engaging in any securities transaction for their own benefit or the benefit of others, including the Funds, while in possession of material, non-public information concerning such securities. All portfolio managers and investment related staff of GIML and GAM USA are required to notify their local compliance officer in advance of any personal dealings in securities which they intend to carry out and are not permitted to deal personally in securities within seven working days (either in advance or retrospectively) of carrying out any transaction in the same security on behalf of the Fund(s) they manage.

         The Code of Ethics adopted by GAMCO is designed to ensure that access persons act in the interest of the investment companies for which GAMCO serves as investment advisor, such as GAM Gabelli Long-Short Fund, with respect to any personal trading of securities. Under GAMCO's Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by GAM Gabelli Long-Short Fund unless their proposed purchases are approved in advance.

         The Investment Advisors have established under the Code of Ethics compliance procedures to review the personal securities transactions of their associated persons in an effort to ensure compliance with the Code of Ethics in accord with Rule 17j-1 of the Act.

         Copies of the Code of Ethics are on file with and publicly available from the SEC.


         PROXY VOTING POLICIES. The Boards of Directors of the Company have delegated the authority to vote proxies for the portfolio securities held by the Funds to each Fund's respective Investment Advisor(s) in accordance with the proxy voting policies adopted by the Investment Advisors. Following is a summary of the Investment Advisors' proxy voting policies.

         The proxy voting policy of GAM USA and GIML (the "GAM Advisors") is based on the premise that the GAM Advisors exercise a voice on behalf of its Funds' shareholders through the proxy voting process. The GAM Advisors take this fiduciary responsibility very seriously. Accordingly, proxy votes are cast utilizing a pre-established set of policy guidelines based on the recommendations of Institutional Shareholder Services ("ISS"), an independent third party. ISS makes its recommendations based on its independent, objective analysis of the economic interests of shareholders. This process ensures that the Funds vote in the best interests of the shareholders, and helps insulate voting decisions from any potential conflicts of interest.

         The GAM Advisors' fund managers will generally act in accordance with the policy guidelines. However, they may override the policy if they feel that shareholder interests would be better served by doing so. In such cases, the GAM Advisors have established procedures to ensure that no conflict of interest exists before a vote outside of policy is permitted. Should any material conflict of interest be identified, however, the fund manager would be prohibited from overriding the policy. The possibility exists, therefore, that certain issues may be voted differently depending on which Fund the security is held in.

         Proxy voting decisions for the GAM Gabelli Long/Short Fund are made by GAMCO in accordance with its proxy voting policies. Normally, GAMCO exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in its proxy voting policies. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select auditors, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider nonfinancial effects of a merger, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, assets sales or liquidations.

         A Proxy Committee comprised of senior representatives of GAMCO and its affiliated investment advisers has the responsibility for the content, interpretation and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or GAMCO's Legal Department as (1) controversial; (2) benefiting from deliberation of the Proxy Voting Committee; or (3) given rise to a conflict of interest between GAMCO and the GAM Gabelli Long/Short Fund, will be presented to the Proxy Voting Committee.

         You may obtain information about each Fund's proxy voting decisions, without charge, by accessing the Company's website at www.gam.com or the EDGAR database on the SEC's website at www.sec.gov.


--------------------------------------------------------------------------------
                              BROKERAGE ALLOCATION
--------------------------------------------------------------------------------

         The Agreements provide that the Investment Advisors shall be responsible for the selection of brokers and dealers for the execution of the portfolio transactions of each Fund and, when applicable, the negotiation of commissions in connection therewith.

         Purchase and sale orders will usually be placed with brokers who are selected based on their ability to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable security price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are weighed by the Investment Advisors in determining the overall reasonableness of brokerage commissions.

         Each Investment Advisor is authorized to allocate brokerage and principal business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the Company and/or other accounts for which the Investment Advisor exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Investment Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Advisor's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion. In reaching such determination, the Investment Advisors will not be required to place or to attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services.

         Research services provided by brokers to the Investment Advisors includes that which brokerage houses customarily provide to institutional investors and statistical and economic data and research reports on particular companies and industries. Research furnished by brokers may be used by each Investment Advisor for any of its accounts, and not all such research may be used by the Investment Advisors for the Funds.


         The amount of brokerage commissions paid by each Fund during the three fiscal years ended December 31, 2003, 2002 and 2001 are set forth below:*

                                        PACIFIC       JAPAN                  AMERICAN      GAMERICA
            GLOBAL     INTERNATIONAL     BASIN       CAPITAL      EUROPE       FOCUS        CAPITAL      LONG/SHORT*
            ------     -------------     -----       -------      ------       -----        -------      -----------

2003      $   25,334  $      509,250   $   17,019  $    28,919  $   86,264  $   132,392  $     13,154   $      506,879
2002      $   56,891  $      589,655   $   18,096  $    27,091  $   63,550  $   404,523  $     27,091   $      506,038
2001      $   82,372  $    1,952,192   $   46,679  $    43,291  $   87,591  $   350,938  $     38,309   $            0


* GAM Gabelli Long/Short Fund commenced operations on May 29, 2002.

         AFFILIATED TRANSACTIONS. GAM USA and GIML are each an indirect wholly owned subsidiary of UBS AG. UBS AG, a banking organization with headquarters in Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. Among UBS AG's direct and indirect affiliates and related persons are various broker-dealers that include direct and indirect subsidiaries in the United States including UBS Securities LLC, an investment bank and broker-dealer, UBS Financial Services Inc., an investment bank and broker-dealer, J.C. Bradford & Co., LLC, a registered investment advisor and broker-dealer, and UBS Warburg Futures Inc., a futures commission merchant and broker-dealer. Among UBS AG's direct and indirect affiliates and related persons are various foreign broker-dealers including UBS AG London. GAMCO is also affiliated with a broker-dealer, Gabelli & Company.

         As such, when buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the Investment Advisors in accordance with procedures adopted by the Board of Directors. The Funds may purchase securities in certain underwritten offerings for which an affiliate of the Funds or the Investment Advisors may act as an underwriter. The Funds may effect futures transactions through, and pay commissions to, futures commission merchants who are affiliated with the Investment Advisors or the Funds in accordance with procedures adopted by the Board of Directors.


         For the fiscal year ended December 31, 2003, the Funds paid brokerage commissions to affiliated broker-dealers as set forth below:

GAM Global Fund:

                                                                                                % OF AGGREGATE
                                         AGGREGATE                 % OF AGGREGATE                DOLLAR AMOUNT
                                     DOLLAR AMOUNT OF                COMMISSIONS                OF TRANSACTIONS
AFFILIATED BROKER                    COMMISSIONS PAID                PAID TO UBS                  PAID TO UBS
-----------------                    ----------------                -----------                  -----------

UBS AG Stamford                 $           237                          0.94%                        1.81%

GAM Gabelli Long/Short Fund:

                                                                                                % OF AGGREGATE
                                         AGGREGATE                 % OF AGGREGATE                DOLLAR AMOUNT
                                     DOLLAR AMOUNT OF                COMMISSIONS                OF TRANSACTIONS
AFFILIATED BROKER                    COMMISSIONS PAID                PAID TO UBS                  PAID TO UBS
-----------------                    ----------------                -----------                  -----------

UBS Paine Webber Inc.           $           201                          0.04%                        0.04%
UBS Securities                  $           856                          0.17%                        0.10%

                                                                                                % OF AGGREGATE
                                         AGGREGATE                 % OF AGGREGATE                DOLLAR AMOUNT
                                     DOLLAR AMOUNT OF                COMMISSIONS                OF TRANSACTIONS
AFFILIATED BROKER                    COMMISSIONS PAID            PAID TO PRUDENTIAL           PAID TO PRUDENTIAL
-----------------                    ----------------            ------------------           ------------------

Prudential Securities           $          46,962                        9.26%                       11.34%


         For the fiscal year ended December 31, 2002, the Funds paid brokerage commissions to affiliated broker-dealers as set forth below:

GAM Global Fund:

                                                                                                % OF AGGREGATE
                                         AGGREGATE                 % OF AGGREGATE                DOLLAR AMOUNT
                                     DOLLAR AMOUNT OF                COMMISSIONS                OF TRANSACTIONS
AFFILIATED BROKER                    COMMISSIONS PAID                PAID TO UBS                  PAID TO UBS
-----------------                    ----------------                -----------                  -----------

UBS AG Stamford                 $           552                          0.97%                        1.33%
UBS Securities                  $            29                          0.05%                        0.04%

GAM Japan Capital Fund:

                                                                                                % OF AGGREGATE
                                         AGGREGATE                 % OF AGGREGATE                DOLLAR AMOUNT
                                     DOLLAR AMOUNT OF                COMMISSIONS                OF TRANSACTIONS
AFFILIATED BROKER                    COMMISSIONS PAID                PAID TO SBC                  PAID TO SBC
-----------------                    ----------------                -----------                  -----------

SBC Warburg Asia                $           162                          0.60%                        0.64%

GAM Gabelli Long/Short Fund:

                                                                                                % OF AGGREGATE
                                         AGGREGATE                 % OF AGGREGATE                DOLLAR AMOUNT
                                     DOLLAR AMOUNT OF                COMMISSIONS                OF TRANSACTIONS
AFFILIATED BROKER                    COMMISSIONS PAID              PAID TO GABELLI              PAID TO GABELLI
-----------------                    ----------------              ---------------              ---------------

Gabelli & Company               $        65,510                         62.0%                        54.1%

         For the fiscal year ended December 31, 2001, the Funds paid brokerage commissions to affiliated broker-dealers as set forth below:

GAM Global Fund:

                                                                                                % OF AGGREGATE
                                         AGGREGATE                 % OF AGGREGATE                DOLLAR AMOUNT
                                     DOLLAR AMOUNT OF                COMMISSIONS                OF TRANSACTIONS
AFFILIATED BROKER                    COMMISSIONS PAID            PAID TO UBS WARBURG          PAID TO UBS WARBURG
-----------------                    ----------------            -------------------          -------------------

UBS Warburg Securities Limited  $           273                          0.33%                        0.28%

GAM American Focus Fund:

                                                                                                % OF AGGREGATE
                                         AGGREGATE                 % OF AGGREGATE              DOLLAR AMOUNT OF
                                     DOLLAR AMOUNT OF            COMMISSIONS PAID TO       TRANSACTIONS PAID TO UBS
AFFILIATED BROKER                    COMMISSIONS PAID              UBS AG STAMFORD                AG STAMFORD
-----------------                    ----------------              ---------------                -----------

UBS AG Stamford                  $          150                          0.04%                        0.09%


--------------------------------------------------------------------------------
                             SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


         The Company offers A, B, C and D Class Shares. Class B Shares are only available through reinvested dividends and exchanges between the Class B Shares of other Funds. Class D Shares are only available through reinvested dividends for existing Class D shareholders of the Funds. Each Class involves different sales charges, features and expenses as described more fully in the Prospectus.


PURCHASES AND SALES THROUGH BROKERS

         The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to receive orders on the Funds' behalf. A Fund will be deemed to have received an order when an authorized broker or broker-authorized designee receives the order. Customer orders, in such cases, will be priced at the Fund's net asset value per share next computed after they are received by an authorized broker or the broker-authorized designee. Investors who purchase shares on a load waived basis may be charged a fee by their broker or agent if they effect transactions in Fund shares through a broker or agent that waives the front end load.

SALES CHARGE REDUCTIONS AND WAIVERS

                  Prior to January 30, 2002, Class A Shares of the Funds were offered subject to the following sales charge schedule:

                                                                                               Amount Reallowed to
                                        Sales Load (as % of      Sales Load (as % of Net        Dealers (as % of
     Purchase Amount                      Offering Price)            Amount Invested)            Offering Price)

up to $100,000                                 5.00%                      5.26%                       4.00%
$100,000 - $299,999                            4.00%                      4.17%                       3.00%
$300,000 - $599,999                            3.00%                      3.09%                       2.00%
$600,000 - $999,999                            2.00%                      2.04%                       1.00%
$1,000,000 and over                            0.00%

         WAIVERS OF FRONT-END SALES CHARGES. Class A Front-End Sales Charge Waivers. Front-end sales charges will be waived if you buy Class A Shares with proceeds from the following sources:

         1. Redemptions from any registered mutual fund for which GAM Services, UBS Global Asset Management (US) Inc. ("UBS Global AM") or any of their affiliates serve as principal underwriter or advisor if you:

         o   Originally paid a front-end sales charge on the shares; and

         o   Reinvest the money within 60 days of the redemption date.

         The Funds' front-end sales charges will also not apply to purchases of Class A Shares by or through:

         2. Employees of the Funds' advisers and their subsidiaries and members of the employees' immediate families; active and retired Fund Directors and other persons affiliated with the Funds or GAM Services or its affiliates and their spouses, minor children and trusts; and members of the Board of Directors/Trustees of any investment company for which GAM Services or any of its affiliates serves as principal underwriter.

         3. Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

         4. Retirement plans, deferred compensation plans and trusts used to fund those plans that have assets of at least $1 million or at least 25 eligible employees.

         5. Broker-dealers and other financial institutions (including registered representatives, registered investment advisers and financial planners) that have entered into a selling agreement with GAM Services (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

         6. Employees of broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with GAM Services or UBS Global AM (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

         7. Insurance company separate accounts.

         8. Reinvestment of capital gains distributions and dividends.

         9. College savings plans qualified under Section 529 of the Internal Revenue Code of 1986, as amended (the "Code") whose sponsors or administrators have entered into an agreement with GAM Services, UBS Global AM or any of their affiliates to perform advisory or administrative services.

         10. Companies exchanging shares with or selling assets to a Fund pursuant to a merger, acquisition or exchange offer.

         11. Accounts managed by an affiliate of GAM Services.

         12. Organizations described in Section 501(c)(3) of the Code.

         13. Charitable remainder trusts.

         14. Certain tax qualified plans of administrators who have entered into a service agreement with GAM Services or the Fund.

         15. Other categories of investors, at the discretion of the Board, as disclosed in the then current Prospectus of the Funds.


         LARGE ORDERS PURCHASES AND PURCHASES BY ELIGIBLE PLANS. Purchase orders of $1 million or more and all purchase orders by employee retirement plans with more than 100 participants will not be subject to the front-end sales charge on Class A Shares. GAM Services may advance to dealers a commission from its own resources in connection with these purchases based upon cumulative sales in each year or portion thereof except when such orders are received from other registered investment companies or investment funds. GAM Services will pay 1% of sales of more than $1 million but less than $3 million; 0.75% on sales of more than $3 million but less than $5 million, 0.50% on sales of more than $5 million but less than $50 million, and 0.25% on sales of $50 million and above. Those purchases for which GAM Services pays a commission (and the payment of which has not been waived by the dealer) are subject to a 1% contingent deferred sales charge ("CDSC") on any shares sold within 12 months of purchase. In the case of eligible retirement plans, the CDSC will apply to redemptions at the plan level only. 12b-1 fees earned on assets representing large order purchases or purchases by eligible plans will be retained by GAM Services for one year after the purchase is effected in order to reimburse it for a portion of the dealer payment.

         CONTINGENT DEFERRED SALES CHARGE WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the applicable period 12 months for Class A; 8, 6, 4, 3 or 2 years, as applicable, for Class B; and one year for Class C (i) preceding the redemption;
(ii) the current net asset value of shares purchased prior to the applicable period; or (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of other GAM Funds. Moreover, in determining whether a CDSC is applicable, it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

         In addition, the CDSC, if otherwise applicable, will be waived in the case of:

         (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

         (2) redemptions in connection with minimum required distributions from a qualified corporate or self-employed retirement plan following retirement or attainment of age 70 1/2, or from an IRA or 403(b) Custodial Account following attainment of age 59 1/2, but only with respect to that portion of the minimum distribution which bears the same relation to the entire mandatory distribution as the shares of each class bear to the total assets in the plan;

         (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan which offers investment companies managed by an affiliate of GAM Services ("Eligible Plan"), provided that the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants;

         (4) redemptions under the Systematic Withdrawal Plan, subject to a maximum of 10% per year of the account balance, and further subject to a minimum balance of $10,000 at the beginning of the Systemic Withdrawal Plan; and

         (5) in connection with exchanges for shares of the same class of another GAM Fund.

         With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass direct transfer of IRA, 403(b) Custodial Accounts or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

         CONVERSION FEATURE. Class B Shares are sold at net asset value without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on Class B Shares redeemed within six years, four years, three years or two years after purchase, depending on the amount purchased and the date of purchase, as more fully described in the Prospectus. Class B Shares will convert automatically into Class A Shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately eight (8), six (6), four (4), three (3) or two (2) years after the date of the original purchase, depending on the amount of Class B Shares purchased and when. In the case of Class B Shares previously exchanged (see "How to Exchange Shares" in the Prospectus), the period of time the shares were held in the GAM Money Market Account is included in the holding period for conversion.

         Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that: (i) the conversion of shares does not constitute a taxable event under the Code, (ii) Class A Shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B Shares immediately prior to the conversion, and (iii) Class A Shares received on conversion will have a holding period that includes the holding period of the converted Class B Shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B Shares would continue to be subject to Class B 12b-1 fees.

         REDEMPTION FEES. With respect to retirement plans administered by Fidelity Investments Institutional Operations Company, Inc., any redemption fee charged will be assessed on redemption proceeds on the basis of the value of the shares at the time of redemption.

--------------------------------------------------------------------------------
                      NET ASSET VALUE, DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

         NET ASSET VALUE. Each Fund determines its net asset value each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays, in addition to Saturdays and Sundays: New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Portfolio securities, including ADR's, EDR's and options, which are traded on stock exchanges will be valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the counter market and listed on The Nasdaq Stock Market ("Nasdaq") are normally valued at the Nasdaq Official Closing Price. Other over-the-counter market securities will be valued at the last available bid price in the over-the-counter market prior to the time of valuation. Money market securities will be valued at market value, except that instruments maturing within 60 days of the valuation are valued at amortized cost. The other securities and assets of each Fund for which market quotations may not be readily available (including restricted securities which are subject to limitations as to their sale) will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.
Securities quoted in foreign currencies will be converted to United States dollar equivalents using prevailing market exchange rates.

         SUSPENSION OF THE DETERMINATION OF NET ASSET VALUE. The Board of Directors may suspend the determination of net asset value and, accordingly, redemptions for a Fund for the whole or any part of any period during which (1) the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) trading on the New York Stock Exchange is restricted, (3) an emergency exists as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) the Securities and Exchange Commission may by order permit for the protection of the holders of the Fund's shares.

         TAX  STATUS.  Although  each  Fund is a series  of the  Company,  it is treated as a separate corporation for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund expects to meet certain diversification-of-assets and other requirements in order to qualify under the Code as a regulated investment company. If it qualifies, a Fund will not be subject to United States Federal income tax on net ordinary income and net capital gains which are distributed to its shareholders within certain time periods specified in the Code. Each Fund intends to distribute annually all of its net ordinary income and net capital gains. If a Fund were to fail to distribute timely substantially all such income and gains, it would be subject to Federal corporate income tax and, in certain circumstances, a 4% excise tax on its undistributed income and gains.

         Distributions from net ordinary income and net short-term capital gains are taxable to shareholders as ordinary income. The 70% deduction available to corporations for dividends received from a Fund will apply to ordinary income distributions only to the extent that they are attributable to a Fund's dividend income from United States corporations. Distributions from net long-term capital gains are taxable to a shareholder as long-term capital gains regardless of the length of time the shares in respect of which such distributions are received have been held by the shareholder. Dividends declared in December will be treated as received in December as long as they are actually paid before February 1 of the following year.

         Income from foreign securities purchased by a Fund may be reduced by a withholding tax at the source. If as of the fiscal year-end of a Fund more than 50% of the Fund's assets are invested in securities of foreign corporations, then the Fund may make an election which will result in the shareholders having the option to elect either to deduct their pro rata share of the foreign taxes paid by the Fund or to use their pro rata share of the foreign taxes paid by the Fund in calculating the foreign tax credit to which they are entitled. Distributions by a Fund will be treated as United States source income for purposes other than computing the foreign tax credit limitation.

         Distributions of net ordinary income or net short-term capital gains received by a non-resident alien individual or foreign corporation which is not engaged in a trade or business in the United States generally will be subject to Federal withholding tax at the rate of 30%, unless such rate is reduced by an applicable income tax treaty to which the United States is a party. However, gains from the sale by such shareholders of shares of the Funds and distributions to such shareholders from long-term capital gains generally will not be subject to the Federal withholding tax.

         Ordinarily, distributions and redemption proceeds earned by a United States shareholder of a Fund are not subject to withholding of Federal income tax. However, distributions or redemption proceeds paid by a Fund to a shareholder may be subject to 20% backup withholding if the shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or an applicable exemption certificate.

         In addition to the Federal income tax consequences described above relating to an investment in a Fund, there may be other Federal, state or local tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisors with respect to the effect of this investment on their own specific situations.

--------------------------------------------------------------------------------
                             PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


         Comparative performance information may be used from time to time in advertising each Fund's shares. The performance of GAM Global Fund may be compared to the Morgan Stanley Capital International ("MSCI") World Index. The performance of GAM International Fund may be compared to the MSCI Europe, Australia, Far East ("EAFE") Index. The performance of GAM Pacific Basin Fund may be compared to the MSCI

Pacific Index. The performance of GAM Japan Capital Fund may be compared to the Tokyo Stock Exchange Index. The performance of GAM American Focus Fund, GAM Gabelli Long/Short Fund and GAMerica Capital Fund may be compared to the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. The performance of GAM Europe Fund may be compared to the MSCI Europe and Financial Times Actuaries World Indices-Europe. Each stock index is an unmanaged index of common stock prices, converted into U.S. dollars where appropriate. Any index selected by a Fund may not compute total return in the same manner as the Funds and may exclude, for example, dividends paid on stocks included in the index and brokerage or other fees.

--------------------------------------------------------------------------------
                              DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

         GAM Funds, Inc., a Maryland corporation, was organized on May 7, 1984. The Company has eight series of common stock outstanding, each of which may be divided into five classes of shares: Class A, Class B, Class C, Class D and Class Y Shares (Class Y Shares are not currently being offered). Class B Shares include Sub-Class B-0 Shares, Sub-Class B-1 Shares, Sub-Class B-2 Shares, Sub-Class B-3 Shares and Sub-Class B-4 Shares. The five classes of shares of a series represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects, except that each class bears its separate distribution and certain class expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required by the Act or Maryland law. The net income attributable to each class and dividends payable on the shares of each class will be reduced by the amount of distribution fees and other expenses of each class. Class D Shares bear higher 12b-1 fees than Class A Shares, which will cause the Class D Shares to pay lower dividends than the Class A Shares. Class B and Class C Shares pay higher 12b-1 fees than Class A and Class D Shares, which will cause the Class B and Class C Shares to pay lower dividends than the Class A and Class D Shares. The Directors, in the exercise of their fiduciary duties under the Act and Maryland law, will seek to ensure that no conflicts arise among the classes of shares of a Fund.

         Each share outstanding is entitled to share equally in dividends and other distributions and in the net assets of the respective class of the respective series on liquidation. Shares are fully paid and non-assessable when issued, freely transferable, have no pre-emptive or subscription rights, and are redeemable and subject to redemption under certain conditions described above. The Funds do not generally issue certificates for shares purchased.

         Each share outstanding entitles the holder to one vote. If a Fund is separately affected by a matter requiring a vote, the shareholders of each such Fund shall vote separately. The Company is not required to hold annual meetings of shareholders, although special meetings will be held for purposes such as electing or removing directors, changing fundamental policies, or approving an investment advisory agreement. Shareholders will be assisted in communicating with other shareholders in connection with removing a director as if Section 16
(c) of the Act were applicable.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


         The audited financial statements of each Fund for the fiscal year ended December 31, 2003, and the report of the Funds' independent accountants in connection therewith, are included in the 2003 Annual Report to Shareholders and are incorporated by reference in this Statement of Additional Information.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS.

      (a)(1) Articles of Incorporation of Registrant, as filed with the State of Maryland on May 7, 1984, as amended or supplemented from time to time, are incorporated herein by reference to Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A, as filed with the U.S. Securities and Exchange Commission ("Commission") via EDGAR on November 16, 2001 ("PEA 35").

      (a)(2) Articles Supplementary to the Registrant's Articles of Incorporation, adding GAM Global Fund, as filed with the State of Maryland on January 16, 1986, are incorporated herein by reference to PEA 35.

      (a)(3) Articles of Amendment to the Registrant's Articles of Incorporation, changing the name of the Registrant from GAM International, Inc. to GAM Funds, Inc., as filed with the State of Maryland on February 18, 1986, are incorporated herein by reference to PEA 35.

      (a)(4) Articles Supplementary to the Registrant's Articles of Incorporation, adding GAM Tokyo Fund, as filed with the State of Maryland on December 30, 1986, are incorporated herein by reference to PEA 35.

      (a)(5) Articles Supplementary to the Registrant's Articles of Incorporation, adding GAM Pacific Basin Fund, as filed with the State of Maryland on March 10, 1987, are incorporated herein by reference to PEA 35.

      (a)(6) Articles of Amendment to the Registrant's Articles of Incorporation, amending the indemnification provisions of Article NINTH and amending Article FIFTH, as filed with the State of Maryland on September 14, 1988, are incorporated herein by reference to PEA 35.

      (a)(7) Articles Supplementary to the Registrant's Articles of Incorporation, adding GAM Europe Fund and GAM North America Fund, as filed with the State of Maryland on October 18, 1989, are incorporated herein by reference to PEA 35.

      (a)(8) Articles Supplementary to the Registrant's Articles of Incorporation, adding GAM Japan Capital Fund, as filed with the State of Maryland on April 29, 1994, are incorporated herein by reference to PEA 35.

      (a)(9) Articles Supplementary to the Registrant's Articles of Incorporation, adding GAMerica Capital Fund and redesignating GAM Tokyo Fund as GAM Asian Capital Fund, as filed with the State of Maryland on March 16, 1995, are incorporated herein by reference to PEA 35.

      (a)(10) Articles of Amendment to the Registrant's Articles of Incorporation, redesignating the shares of each of the Funds as Class A Shares, as filed with the State of Maryland on August 30, 1995, are incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A, as filed with the Commission via EDGAR on April 30, 1996 ("PEA 27").

      (a)(11) Articles Supplementary to the Registrant's Articles of Incorporation, adding GAM Mid-Cap U.S. Fund and creating Class D shares of each existing series, as filed with the State of Maryland on August 30, 1995, are incorporated herein by reference to PEA 27.

      (a)(12) Articles Supplementary to the Registrant's Articles of Incorporation, increasing the number of authorized shares and allocating such shares among the classes of the existing Funds, as filed with the State of Maryland on December 15, 1995, are incorporated herein by reference to PEA 35.

      (a)(13) Certificate of Correction to the Registrant's Articles of Incorporation, correcting the Articles Supplementary filed December 15, 1995, as filed with the State of Maryland on February 22, 1996, is incorporated herein by reference to PEA 35.

      (a)(14) Articles Supplementary to the Registrant's Articles of Incorporation, increasing the number of authorized shares and allocating such shares to certain classes of certain Funds, as filed with the State of Maryland on February 22, 1996, are incorporated herein by reference to PEA 35.

      (a)(15) Articles Supplementary to Registrant's Articles of Incorporation, increasing the number of authorized shares, adding shares of certain Funds as Class B and Class C shares of the existing series and creating GAM Emerging Markets Capital Fund, as filed with the State of Maryland on May 7, 1998, are incorporated herein by reference to PEA 35.

      (a)(16) Articles Supplementary to Registrant's Articles of Incorporation, reallocating shares due to the closing of GAM Asian Capital Fund, as filed with the State of Maryland on May 13, 1999, are incorporated herein by reference to Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A, as filed with the Commission via EDGAR on February 29, 2000 ("PEA 33").

      (a)(17) Articles Supplementary to Registrant's Articles of Incorporation, redesignating the Class A, B and C shares of the GAM North America Fund series to reflect a name change to GAM American Focus Fund, as filed with the State of Maryland on June 22, 2001, are incorporated herein by reference to PEA 35.

      (a)(18) Articles Supplementary to Registrant's Articles of Incorporation, adding GAM International Long/Short Fund and GAM American Focus Long/Short Fund series of the Registrant and adding Class Y shares to each of the Funds of the
                  Registrant, as filed with the State of Maryland on December 10, 2001, are incorporated herein by reference to Post-Effective Amendment No. 36 to Registrant's Registration

                  Statement on Form N-1A, as filed with the Commission via EDGAR on January 30, 2002 ("PEA 36").

      (a)(19) Articles of Amendment to Registrant's Articles of Incorporation, redesignating the shares of each Sub-Class B-1 class of shares of each of the Funds as Sub-Class B-0 and redesignating the shares of each Sub-Class B-2 class of shares of each of the Funds as Sub-Class B-1, as filed with the State of Maryland on May 31, 2002, incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A, as filed with the Commission via EDGAR on February 28, 2003 ("PEA 38").

      (a)(20) Articles Supplementary to Registrant's Articles of Incorporation, reallocating shares of the Classes and Funds, as filed with the State of Maryland on May 31, 2002, are incorporated herein by reference to PEA 38.

      (a)(21) Articles of Amendment to Registrant's Articles of Incorporation, redesignating the GAM American Focus Long/Short Fund as the GAM Gabelli Long/Short Fund, as filed with the State of Maryland on November 22, 2002, are incorporated herein by reference to PEA 38.

      (b) Second Amended By-Laws of Registrant are incorporated herein by reference to PEA 33.

      (c) See Articles FIFTH, SIXTH and EIGHTH of the Registrant's Articles of Incorporation, as filed with the State of Maryland on May 7, 1984, as amended or supplemented from time to time, which are incorporated herein by reference.

                  See also, the following sections of the Second Amended By-Laws of the Registrant, which are incorporated herein by reference:
                  By-Law Two: Stockholders; By-Law Three: Directors, Article 3.3, Majority To Be Elected by Stockholders; By-Law Five:
                  General Provisions,  Article 5.1, Waiver of Notice; and By-Law
                  Six: Certificates of Stock.

      (d)(1) Amended and Restated Investment Advisory Agreement with GAM International Management Limited, dated December 17, 1999, is incorporated herein by reference to PEA 33.

      (d)(2) Investment Advisory Agreement (Interim) with Global Asset Management (USA), Inc. for the GAM American Focus Fund, dated March 26, 2001, is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A, as filed with the Commission via EDGAR on April 23, 2001 ("PEA 34").

      (d)(3)      Investment  Advisory  Agreement  with Global Asset  Management
                  (USA) Inc. for the GAM American Focus Fund, dated April 25, 2001, as approved by the Board of Directors and effective upon shareholder approval, is incorporated herein by reference to PEA 34.

      (d)(4) Amendment to Amended and Restated Investment Advisory Agreement with GAM International Management Limited, dated December 17, 1999, as approved by the Board of Directors and effective upon shareholder approval of the Investment Advisory Agreement with Global Asset Management (USA) Inc., dated April 25, 2001, is incorporated herein by reference to PEA 34.

      (d)(5) Amended and Restated Investment Advisory Agreement with Global Asset Management (USA) Inc., dated October 23, 2001, adding the GAM American Focus Long/Short Fund series of the Registrant, is incorporated herein by reference to PEA 38.

      (d)(6) Investment Advisory Agreement with GAM International Management Limited for the GAM Gabelli Long/Short Fund, dated October 9, 2002, is incorporated herein by reference to PEA 38.

      (d)(7) Investment Advisory Agreement with GAMCO Investors, Inc. for the GAM Gabelli Long/Short Fund, dated October 9, 2002, is incorporated herein by reference to PEA 38.

      (e)(1) Third Amended and Restated Distribution Agreement for Class A Shares with GAM Services, Inc., dated as of May 1, 2000, is incorporated herein by reference to PEA 35.

      (e)(2) First Amended and Restated Distribution Agreement for Class B Shares with GAM Services, Inc., dated as of May 1, 2000, is incorporated herein by reference to PEA 35.

      (e)(3) First Amended and Restated Distribution Agreement for Class C Shares with GAM Services, Inc., dated as of May 1, 2000, is incorporated herein by reference to PEA 35.

      (e)(4) Second Amended and Restated Distribution Agreement for Class D Shares with GAM Services, Inc., dated as of May 1, 2000, is incorporated herein by reference to PEA 35.

      (e)(5) Distribution Agreement for Class Y Shares with GAM Services, Inc., dated as of October 23, 2001, is incorporated herein by reference to PEA 35.

      (f)         Not Applicable.

      (g)(1) Custodian Agreement with Brown Brothers Harriman & Co., dated June 27, 2001, is incorporated herein by reference to PEA 35.

      (g)(2) Addendum dated November 12, 2001 to the Custodian Agreement with Brown Brothers Harriman & Co., dated June 27, 2001, adding the GAM International Long/Short Fund and the GAM American Focus Long/Short Fund series of the Registrant, is incorporated herein by reference to PEA 35.

      (h)(1) Administration Agreement with Brown Brothers Harriman & Co., dated October 1, 1995, is incorporated herein by reference to PEA 28.

      (h)(2) Addendum dated November 12, 2001 to the Administration Agreement with Brown Brothers Harriman & Co., dated October 1, 1995, adding the GAM International Long/Short Fund and the GAM American Focus Long/Short Fund series of the Registrant, is incorporated herein by reference to PEA 35.

      (h)(3) Form of Transfer Agency Agreement with Boston Financial Data Services is filed herewith as Exhibit No. EX-99.h.3.

      (i)(1) Legal opinion of Venable LLP, is filed herewith as Exhibit No. EX-99.i.1.

      (i)(2) Legal opinion of Coudert Brothers LLP, is filed herewith as Exhibit No. EX-99.i.2.

      (j)(1) Consent of PricewaterhouseCoopers is filed herewith as Exhibit No. EX-99.j.1.

      (j)(2) Powers of Attorney, dated February 5, 2004, for Mr. Landau, Mr. McGuire, Mr. Weiser, and Dr. Poschadel are filed herewith as Exhibit No. EX-99.j.2.

      (k)         Not Applicable.

      (l)         None.

      (m)(1) First Amended Plan of Distribution for Class A Shares, adopted by the Registrant pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "1940 Act"), is incorporated herein by reference to PEA 35.

      (m)(2) First Amended Plan of Distribution for Class B Shares, adopted by the Registrant pursuant to Rule 12b-1 under the 1940 Act, is incorporated herein by reference to PEA 35.

      (m)(3) First Amended Plan of Distribution for Class C Shares, adopted by the Registrant pursuant to Rule 12b-1 under the 1940 Act, is incorporated herein by reference to PEA 35.

      (m)(4) First Amended Plan of Distribution for Class D Shares, adopted by the Registrant pursuant to Rule 12b-1 under the 1940 Act, is incorporated herein by reference to PEA 35.

      (m)(5) Second Amended Plan of Distribution for Class A Shares, adopted by the Registrant on October 23, 2001 pursuant to Rule 12b-1 under the 1940 Act, effective as of January 30, 2002, is incorporated herein by reference to PEA 35.

      (m)(6) Second Amended Plan of Distribution for Class B Shares, adopted by the Registrant on October 23, 2001 pursuant to Rule 12b-1 under the 1940 Act, effective as of January 30, 2002, is incorporated herein by reference to PEA 35.

      (m)(7) Second Amended Plan of Distribution for Class C Shares, adopted by the Registrant on October 23, 2001 pursuant to Rule 12b-1 under the 1940 Act, effective as of January 30, 2002, is incorporated herein by reference to PEA 35.

      (m)(8) Second Amended Plan of Distribution for Class D Shares, adopted by the Registrant on October 23, 2001 pursuant to Rule 12b-1 under the 1940 Act, effective as of January 30, 2002, is incorporated herein by reference to PEA 35.

      (n) Rule 18f-3 Multiple Class Plan for Classes A, B, C, D and Y shares adopted by the Registrant on October 23, 2001 pursuant to Rule 18f-3 under the 1940 Act, as amended and restated on April 30, 2002, is incorporated herein by reference to PEA 38.

      (o)         Reserved.

      (p)(1) Joint Code of Ethics for GAM USA Inc., GAM International Management Limited, GAM Investments, Inc., GAM Services, Inc. and the Registrant, pursuant to Rule 17j-1 of the 1940 Act, is filed herewith as Exhibit No. EX-99.p.1.

      (p)(2) Code of Ethics for GAMCO Investors, Inc., pursuant to Rule 17j-1 of the 1940 Act, is incorporated herein by reference to PEA 38.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

            None.

ITEM 25. INDEMNIFICATION.

            All officers, directors, employees and agents of the Registrant are to be indemnified to the fullest extent permitted by law for any liabilities of any nature whatsoever incurred in connection with the affairs of the Registrant, except in cases where willful misfeasance, bad faith, gross negligence or reckless disregard of duties to the Registrant are established. See Article NINTH of the Articles of Incorporation of the Registrant, as amended, for a more complete description of matters related to indemnification.

            GAM Services Inc. ("GAM Services"), the Registrant's principal underwriter, will be indemnified against all claims, demands, liabilities and expenses which may be incurred by it arising out of any untrue statement, or alleged untrue statement, of a material fact contained in the Registrant's registration statement or material omission, or alleged material omission, therein.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

            GAM International Management Limited ("GIML"), GAM USA Inc. ("GAM USA") and GAMCO Investors, Inc. ("GAMCO") are the investment advisors and co-investment advisors to the Registrant. GAM USA and GAMCO also provide investment advisory services to a number of other investment companies.

            Additional information as to GIML and the directors and officers of GIML is included in GIML's Form ADV filed with the Commission (File No.
801-22307), which is incorporated herein by reference and sets forth the officers and directors of the Advisor and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

            Additional information as to GAM USA and the directors and officers of GAM USA is included in GAM USA's Form ADV filed with the Commission (File No. 801-35671), which is incorporated herein by reference and sets forth the officers and directors of the Advisor and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

            Additional information as to GAMCO and the directors and officers of GAMCO is included in GAMCO's Form ADV filed with the Commission (File No. 801-14132), which is incorporated herein by reference and sets forth the officers and directors of the Advisor and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27. PRINCIPAL UNDERWRITERS.

            (a) None.

            (b)  NAME AND PRINCIPAL                  POSITION & OFFICES              POSITIONS & OFFICES
                  BUSINESS ADDRESS                    WITH UNDERWRITER                 WITH REGISTRANT
                  ----------------                    ----------------                 ---------------
                Kevin J. Blanchfield              Chief Operating Officer,      Vice President and Treasurer
                135 East 57th Street               Treasurer and Director
                New York, NY 10022

                Joseph J. Allessie             General Counsel and Secretary    General Counsel and Secretary
                135 East 57th Street
                New York, NY 10022

                Teresa B. Riggin                      Vice President -               Assistant Secretary
                135 East 57th Street            Administration and Assistant
                New York, NY 10022                       Secretary

            (c) Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

            The accounts, books and other documents required to be maintained by Registrant pursuant to Rule 31a-1(a) of the Act are maintained as follows:

ACCOUNTS AND RECORDS PURSUANT TO RULE:                 LOCATION

31a - 1(b)(1)                               Brown Brothers Harriman & Co.
31a - 1(b)(2)(i)                            40 Water Street
31a - 1(b)(2)(ii)                           Boston, Massachusetts 02109

31a - 1(b)(2)(iii)
31a - 1(b)(3)
31a - 1(b)(5)-(8)
31a - 1(b)(10)

31a - 1(b)(1)                               Boston Financial Data Services, Inc.
31a - 1(b)(2)(iv)                           PO Box 8264
                                            Boston, MA 02266

31a - 1(b)(9)-(11)                          GAM International Management Limited
                                            12 St. James's Place
                                            London SW1A 1NX, England

                                            GAM USA Inc.
                                            135 East 57th Street
                                            New York, NY 10022

                                            GAMCO Investors, Inc.
                                            One Corporate Center
                                            Rye, NY 10580-1422

31a - 1(b)(4)                               Coudert Brothers
                                            1114 Avenue of the Americas
                                            New York, New York 10036

                                            GAM USA Inc.
                                            135 East 57th Street
                                            New York, NY 10022

ITEM 29. MANAGEMENT SERVICES.

            Not Applicable.

ITEM 30. UNDERTAKINGS.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in response to
Item 25, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and the State of New York on the 29th day of April, 2004.

                                                GAM Funds, Inc.


                                                /s/ Joseph J. Allessie
                                                -------------------------------
                                                Joseph J. Allessie
                                                Secretary

      Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature                         Title                           Date
---------                         -----                           ----


/s/ Dr. Burkhard Poschadel *      President and Director          April 29, 2004
-----------------------------
Dr. Burkhard Poschadel
(Principal Executive Officer)


/s/Kevin J. Blanchfield           Vice President and Treasurer    April 29, 2004
-----------------------------     (Principal Financial
Kevin J. Blanchfield              and Accounting Officer)


/s/ Roland Weiser         *       Director                        April 29, 2004
-----------------------------
Roland Weiser


/s/ George W. Landau      *       Director                        April 29, 2004
-----------------------------
George W. Landau


/s/ Robert J. McGuire     *       Director                        April 29, 2004
-----------------------------
Robert J. McGuire

     * By /s/Joseph J. Allessie     *
          ---------------------------
          Executed by Joseph J. Allessie on behalf of those indicated pursuant to Powers of Attorney as filed herewith.

                                  EXHIBIT INDEX

FORM N-1A                                                                           EDGAR
EXHIBIT NO.                 DESCRIPTION                                             EXHIBIT NO.
Item 23 (h)(3)              Form of Transfer Agency Agreement with Boston           EX-99.h.3
                            Financial Data Services

Item 23 (i)(1)              Legal opinion of Venable LLP                            EX-99.i.1

Item 23 (i)(2)              Legal opinion of Coudert Brothers LLP                   EX-99.i.2

Item 23 (j)(1)              Consent of PricewaterhouseCoopers                       EX-99.j.1

Item 23 (j)(2)              Powers of Attorney, dated February 5, 2004, for Mr.     EX-99.j.2
                            Landau, Mr. McGuire, Mr. Weiser, and Dr. Poschadel

Item 23 (p)(1)              Joint Code of Ethics                                    EX-99.p.1